ML of New York Variable Annuity

Separate Account D (the “Separate Account”)

Flexible Premium Individual Deferred

Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company of

New York

Home Office: 440 Mamaroneck Avenue

Harrison, New York 10528

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 333-6524

offered through

Transamerica Capital, Inc.

Prospectus May 1, 2013 Merrill Lynch Investor Choice Annuity® (IRA Series)

This Prospectus describes a flexible premium individual deferred variable annuity contract issued by Transamerica Advisors Life Insurance Company of New York (“we” or “us”). The Contract allows the owner (or “you”) to accumulate an account value, and later apply the annuity value to receive fixed annuity payments. This Prospectus provides basic information that you should know before investing. Please read it carefully and keep it for future reference. We no longer offer the Contract for sale to new purchasers.

The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA, Roth IRA, SIMPLE IRA, or SEP IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). Please note that prior to September 25, 2007, this Contract was permitted to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity contract). However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through qualified contracts or accounts. If this Contract is not issued or purchased as such, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

The account value you accumulate under the Contract will fluctuate daily, based on the investment performance of the Separate Account’s subaccounts in which you invest. Each subaccount invests in one underlying portfolio. We do not guarantee how any of the portfolios will perform. Investing in this Contract involves risks, including possible loss of some or all of your investment.

Replacing your existing annuity or life insurance policy with this Contract may not be to your advantage.

When you purchase your Contract, you must select one of four Classes of the Contract, each of which has a different surrender charge and asset-based insurance charge. The four available Classes of the Contract are:

▶ B Class	▶ L Class
▶ C Class	▶ XC Class

If you select the XC Class, we will add a bonus amount to your account value each time you make a premium payment. In certain circumstances, we may take back all or a portion of the bonus amount. The overall expenses for the XC Class will be higher than the expenses for a similar Contract that does not pay a bonus amount. Selecting the XC Class may be beneficial to you only if you own the Contract for a sufficient length of time, and the investment performance of the Separate Account’s subaccounts in which you invest is sufficient to compensate for its higher expenses. Over time, the value of the bonus amount(s) could be more than offset by higher expenses.

The subaccounts available under this contract invest in underlying funds (“Funds”) of the Portfolio companies listed below:

AIM Growth Series (Invesco Growth Series)

AIM Sector Funds (Invesco Sector Funds)

The AllianceBernstein Trust

Allianz Funds

BlackRock Basic Value Fund, Inc.

BlackRock Bond Fund, Inc.

BlackRock Capital Appreciation Fund, Inc.

BlackRock Funds

BlackRock Funds II

BlackRock Funds III

BlackRock Global Allocation Fund, Inc.

BlackRock Series Inc.

BlackRock Large Cap Series Fund, Inc.

BlackRock Value Opportunities Fund, Inc.

Columbia Acorn Trust

Columbia Funds Series Trust

Columbia Mid Cap Growth Fund

Davis New York Venture Fund, Inc.

Dreyfus Appreciation Fund, Inc.

Eaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Federated Equity Funds

JPMorgan Trust II

Janus Investment Fund

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Mid Cap Stock Fund, Inc.

Oppenheimer Capital Appreciation Fund

Oppenheimer Main Street Funds®, Inc.

Oppenheimer Main Street Small - & Mid-Cap Fund®

PIMCO Funds

Pioneer Emerging Markets Fund

Pioneer Fund

Pioneer Growth Opportunities Fund

Pioneer High Yield Fund

Pioneer Real Estate Shares Fund

Ready Assets Prime Money Fund

Templeton Funds

Templeton Growth Fund, Inc.

The Managers Funds

Transamerica Funds

For a complete list of the available subaccounts, please refer to “Appendix A – Portfolios Associated with the Subaccounts”. More detailed information concerning the Funds available through this Contract and their investment objectives, strategies, policies, risks, and expenses is contained in each Fund’s prospectus. Each year while you own the Contract, we will send you the current Fund prospectuses or summary prospectuses. You may also obtain a prospectus for any of the Funds by contacting our Service Center. In addition, if you receive a summary prospectus for a Fund, you may obtain a full statutory prospectus by referring to the contact information for the Fund company on the cover page of the summary prospectus. Please read the current prospectus or summary prospectus for each of the Funds carefully before investing and retain them for future reference.

The Funds available under this Contract are also available for direct purchase by the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you won’t pay Contract or Separate Account charges, but you also won’t have annuity options, death benefits or other optional benefits available. Because of these additional Contract and Separate Account charges, which affect account values and subaccount returns, you should refer only to information regarding the Funds available through the Company, rather than to information that may be available through alternate sources.

Purchases and Redemptions of Fund Shares; Reinvestment. The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2013 (known as the “SAI”). For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. We have filed the SAI with the U.S. Securities and Exchange Commission (“SEC”) and have incorporated it by reference into this Prospectus. (It is legally a part of this Prospectus.) The SAI’s table of contents appears at the end of this Prospectus.

The SEC maintains a web site that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Although this Prospectus is primarily designed for potential purchasers of the Contract, you may have previously purchased a Contract and are receiving this Prospectus as a current contract owner. If you are a current contract owner, you should note that the options, features, and charges of the Contract may vary over time and generally you may not change your Contract or its features as issued. For more information about the particular options, features, and charges applicable to you, please contact your Financial Advisor, and/or refer to your Contract.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Definitions

•	account value: The sum of the values of your interests in the subaccounts of the Separate Account as of the end of a valuation period.

•	accumulation unit: A unit of measure used to determine the value of your interest in a subaccount during the accumulation period. There will be Class-distinct accumulation units for each subaccount.

•	accumulation unit value: The value of an accumulation unit during a valuation period. Class-distinct accumulation unit values are determined for each subaccount as of the close of trading (generally 4:00 p.m. (ET)) on each day the New York Stock Exchange is open.

•	annuitant: Any natural person(s) on whose life annuity payments are based.

•	annuity date: The date on which you choose to begin receiving annuity payments. The annuity date must occur by the oldest annuitant’s 90th birthday.

•	annuity value: The amount which will be applied to an annuity option on the annuity date. It is the account value on the annuity date reduced by any charges for premium taxes and any other charges deducted on the annuity date.

•	beneficiary(ies): The person(s) or entity(ies) designated by you to receive payment of the death benefit provided under the Contract.

•	contract anniversary: An anniversary of the contract date.

•	contract date: The effective date of the Contract. This is usually the business day we receive your initial premium at our Service Center.

•	contract value: The total value of your interest in the Contract as of the end of the valuation period. It equals the account value, less any bonus amounts subject to recapture (for XC Class Contracts), less uncollected charges.

•	contract year: A one year period starting on the contract date and on each contract anniversary thereafter.
•	Individual Retirement Account (“IRA Account”): A custodial account meeting the requirements of Section 408(a) of the Internal Revenue Code (“IRC”). SIMPLE IRAs and SEP IRA Accounts are specific types of IRA Accounts.

•	Individual Retirement Annuity (“IRA”): An annuity meeting the requirements of Section 408(b) of the IRC. A SEP IRA is a specific type of IRA.

•	joint annuitant: The Contract does not permit two annuitants. However, you may designate a second person referred to as the joint annuitant for certain purposes solely under the GMIB and the GMWB riders. For the GMIB rider, the joint annuitant is a second person designated for payment of any GMIB under a joint and survivor life annuity. For the GMWB, the joint annuitant is a second person whose life will be used to determine the benefits under the GMWB rider. For purposes of the GMWB rider, the joint annuitant must be a spouse. The joint annuitant does not have any rights under the Contract or the rider.

•	maturity date: The latest possible annuity date.

•	monthaversary: The contract date and the same calendar day of each successive month during the accumulation period. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent month, the monthaversary will be the first day of the following month.

•	net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next valuation period. There will be a Class-distinct net investment factor for each subaccount.

•	nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified contract or an arrangement described in the IRC.

•	qualified contract: A Contract issued in connection with a retirement arrangement described under Section 403(b), 408(b), or 408A of the IRC.

•	quarterversary: The same calendar day of each successive three month period during the accumulation period, beginning with the contract date. If the contract date falls on the 29th, 30th, or 31st and there is no corresponding date in a subsequent third month, the quarterversary will be the first day of the following month.

•	Roth Individual Retirement Account (“Roth IRA Account”): A custodial account meeting the requirements of Section 408A of the IRC.

•	Roth Individual Retirement Annuity (“Roth IRA”): An annuity meeting the requirements of Section 408A of the IRC.

•	service center: Where you send correspondence, inquiries and transaction requests. You may contact the Service Center by mail at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by phone at (800) 535-5549.
•	surrender value: The amount available upon surrender of the Contract. It is equal to the contract value reduced by any charges which apply upon surrender, including the surrender charge, and any bonus amounts which are recaptured upon surrender, and increased by any credits, which are added upon surrender.

•	tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

•	valuation period: The interval from one determination of the accumulation unit value for a subaccount to the next such determination.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer account value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums				None
State Premium Taxes[1]				0% – 3.5%
Surrender Charge
Complete Years Elapsed Since Payment of Each Premium	As a % of premium withdrawn
	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%
			Maximum	Current
Transfer Fee[2]			$30	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you will pay if you add optional riders to your Contract.

Periodic Charges Other Than Fund Expenses

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts)	B Class	L Class	C Class	XC Class
Maximum Asset-Based Insurance Charge	2.00%	2.00%	2.00%	2.00%
Current Asset-Based Insurance Charge	1.25%	1.45%	1.60%	1.65%

[1]	New York does not currently impose a premium tax on annuity contracts.
[2]	There is no charge for the first 12 transfers in a contract year.

	Maximum	Current
Other Charges
Annual Contract Fee[3]	$75	$50
Annual Charge for Optional Riders[4]
Return of Premium GMDB[5]	0.40%	0.15%
Maximum Anniversary Value GMDB[5]	0.65%	0.25%
GMIB[6]	0.90%	0.50%
GMWB[7]	1.50%	0.75%

The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the most recently ended fiscal year*, before any contractual waivers and expense reimbursements. Although certain Fund classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[8]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including Investment Advisory Fees, 12b-1 Fees, and Other Expenses)	0.490%	3.34%

[3]	The contract fee will be assessed annually on each contract anniversary and upon surrender or annuitization only if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

[4]	Each of these charges will be calculated on each monthaversary by multiplying the respective base by the respective current charge percentage and dividing the resulting amount by 12. The sum of the charges calculated on each of the three previous monthaversaries is collected on each quarterversary. If you terminate these riders at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We won’t deduct these charges after the annuity date.

[5]	The GMDB Base is generally the minimum value that would be paid under the applicable Guaranteed Minimum Death Benefit (“GMDB”). For more information, see “Death Benefit.”

[6]	The GMIB Base is the amount used to calculate the monthly income payable under the Guaranteed Minimum Income Benefit (“GMIB”). For more information, see “Guaranteed Minimum Income Benefit.”

[7]	The GMWB Base is the amount used to calculate the Guaranteed Lifetime Amount under the Guaranteed Minimum Withdrawal Benefit (“GMWB”). The Guaranteed Lifetime Amount is equal to the GMWB Base multiplied by the Lifetime Income Percentage. For more information, see “Guaranteed Minimum Withdrawal Benefit.”

[8]	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the most recently ended fiscal year for each Fund. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

*	For a list of these dates, see “Most Recently Ended Fiscal Years.”

Most Recently Ended Fiscal Years

This Prospectus reflects information for each Fund as of the end of each Fund’s most recently completed fiscal year for which information was available as of the date of this Prospectus. These fiscal years are as follows:

Fiscal Year End	Funds
March 31, 2012

BlackRock Value Opportunities Fund, Inc., American Century Equity Income Fund, American Funds® EuroPacific Growth Fund®, Columbia Marsico Growth Fund, PIMCO CommodityRealReturn® Strategy Fund, PIMCO Real Return Fund, PIMCO Total Return Fund, PIMCO Low Duration Fund

June 30, 2012

BlackRock Basic Value Fund, Inc., BlackRock Global SmallCap Fund, BlackRock International Fund, BlackRock Low Duration Bond Portfolio, Managers Cadence Capital Appreciation Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ Mid-Cap Value Fund, Delaware Smid Cap Growth Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Small Cap Growth Fund, Oppenheimer Main Street Small - & Mid-Cap Fund®

July 31, 2012	American Funds® The Income Fund of America, Inc., Davis New York Venture Fund, Inc., Janus Forty Fund, Janus Enterprise Fund
August 31, 2012

BlackRock Capital Appreciation Fund, Inc., BlackRock Global Opportunities Portfolio, American Funds® The Growth Fund of America®, Oppenheimer Capital Appreciation Fund, Oppenheimer Main Street Fund®, Templeton Foreign Fund, Templeton Growth Fund, Inc.

September 30, 2012	BlackRock Total Return Fund, BlackRock High Yield Bond Portfolio, BlackRock U.S. Government Bond Portfolio
October 31, 2012

BlackRock Global Allocation Fund, Inc., BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Value Fund, American Century Ultra® Fund, Eaton Vance Floating-Rate Fund, Federated Equity Income Fund, Inc., Federated Kaufmann Fund, Lord Abbett Affiliated Fund, Inc., Pioneer High Yield Fund, TA Flexible Income, TA Diversified Equity, TA Growth Opportunities, TA Small/Mid Cap Value

November 30, 2012

AllianceBernstein Discovery Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Value Fund, Fidelity® Advisor Equity Growth Fund, Pioneer Emerging Markets Fund, Pioneer Growth Opportunities Fund

December 31, 2012

BlackRock International Index Fund, BlackRock Small Cap Index Fund, BlackRock S&P 500 Stock Fund, Ready Assets Prime Money Fund, Invesco Value Opportunities Fund, Invesco Mid Cap Core Equity Fund, American Funds® The Bond Fund of AmericaSM, American Funds® The Investment Company of America®, Cohen & Steers Realty Income Fund, Inc., Columbia Acorn USA, Columbia Acorn International, Dreyfus Appreciation Fund, Inc., Eaton Vance Large-Cap Value, Lord Abbett Bond-Debenture Fund, Inc., Lord Abbett Mid Cap Stock Fund, Inc., Pioneer Fund, Pioneer Real Estate Shares Fund, Columbia Mid Cap Growth Fund, Invesco Comstock Fund

Examples

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, current Separate Account Annual Expenses, the current Annual Contract Fee, the current Maximum Anniversary Value GMDB Charge, the current GMWB Charge, and Annual Fund Operating Expenses. These costs reflect the most expensive combination of Contract charges. If you elected fewer or a different combination of Contract features, your costs would be lower than those shown.

Example 1. This Example assumes that you invest $10,000 in a B Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,196	$2,139	$3,073	$5,542
(b)	$929	$1,353	$1,782	$3,133

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$566	$1,689	$2,803	$5,542
(b)	$284	$870	$1,482	$3,133

Example 2. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,125	$2,104	$2,889	$5,686
(b)	$856	$1,314	$1,580	$3,324

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$585	$1,744	$2,889	$5,686
(b)	$304	$929	$1,580	$3,324

Example 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$780	$1,785	$2,953	$5,791
(b)	$502	$974	$1,653	$3,464

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$600	$1,785	$2,953	$5,791
(b)	$319	$974	$1,653	$3,464

Example 4. This Example assumes that you invest $10,000 in an XC Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$1,324	$2,429	$3,514	$5,826
(b)	$1,058	$1,657	$2,273	$3,511

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
(a)	$604	$1,799	$2,974	$5,826
(b)	$324	$988	$1,677	$3,511

Example 4, above, takes into account any bonus amounts that are subject to recapture. The circumstances under which bonus credits are recaptured are discussed later in this Prospectus.

Contractual waivers and reimbursements are reflected in the first year of the Example, but not in subsequent years. See the “Charges, Deductions and Credits” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The Examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

Capsule Summary of the Contract

This summary provides only a brief overview of the more important features of the Contract. You may obtain more detailed information about the Contract later in this Prospectus and in the Statement of Additional Information (“SAI”). Please read this Prospectus carefully.

Your Contract in General

•	General. This annuity is a contract between you (the contract owner) and us in which you agree to make one or more payments to us and, in return, we agree to make a series of payments to you at a later date. The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to qualified contracts.

Your account value will increase or decrease depending on the investment performance of the subaccounts to which you allocate premiums and transfer account value, the premiums you pay, the fees and charges we deduct, and the effects of any Contract transactions (such as transfers and partial withdrawals) on your account value.

The Contract itself does not provide the tax advantages typically provided by a variable annuity. The tax advantages available with this Contract exist solely through the qualified contract or account. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the contract in a tax-qualified plan.

•	Accumulation and Annuity Periods. Like all deferred annuities, the Contract has two phases: the “pay-in” or accumulation period and the “payout” or annuity period. During the accumulation period, you can allocate premiums and transfer account value among any combination of subaccounts offered under the Contract. The annuity period begins once you start receiving regular annuity payments from the Contract. You may receive fixed annuity payments under one of the available annuity payment options. The annuity value you accumulate during the accumulation period will determine the dollar amount of any annuity payments you receive.

•	Death Benefit. The Contract also provides a death benefit payable if the owner (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) dies before the annuity date.

•	Retirement Savings Vehicle. The Contract is designed to be a long-term investment in order to provide annuity benefits for you. If you withdraw money from the Contract prematurely, you may incur substantial charges. In addition, any money you take out of the Contract may be subject to tax, and if taken before age 59 1⁄2 may also be subject to a 10% federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the Contract.

•	The Separate Account. You may allocate premium(s) into up to 20 of the available subaccounts. Each subaccount invests exclusively in one of the Funds listed in the beginning of this Prospectus. We reserve the right to offer other subaccounts in the future or close subaccounts to new premiums and incoming transfers of account value. Your investment returns on amounts you allocate to the subaccounts will fluctuate each day with the investment performance of those subaccounts and will be reduced by Contract fees and charges. You bear the entire investment risk for amounts you allocate to the subaccounts.

•	Controlling Documents. This Prospectus provides a general description of the Contracts. Your actual Contract and any riders or endorsements are the controlling documents. If you would like to review a copy of the Contract or any riders or endorsements, contact our Service Center.

•	Other Contracts We Issue. We offer other variable annuity contracts that are available in different markets and have different fund selections. To obtain more information about these contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information – Selling the Contract.”

The Classes

•	The Contract allows you to select one of four different charge structures based on your specific situation. Each different charge structure is referred to as a “Class.” Each Class imposes a different level of surrender charge and asset-based insurance charge. Your Financial Advisor can assist you in selecting the Class that is right for you, based on your needs and preferences. Prior to issuance, you must select one of the four available Classes of the Contract:
➢	B Class — imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment and an asset-based insurance charge of 1.25% of subaccount assets (guaranteed not to exceed 2.00%).
➢	L Class — imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment and an asset-based insurance charge of 1.45% of subaccount assets (guaranteed not to exceed 2.00%).
➢	C Class — imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following each premium payment and an asset-based insurance charge of 1.60% of subaccount assets (guaranteed not to exceed 2.00%).
➢	XC Class — imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing annually over 9 years following each premium payment and an asset-based insurance charge of 1.65% of subaccount assets (guaranteed not to exceed 2.00%). If you select this Class, we will add a bonus amount to your account value each time you make a premium payment. Under certain circumstances, we may recapture all or a portion of the bonus amount.

Premiums

•	Premium Flexibility. Generally, before the annuity date you can pay premiums as often as you like. The initial premium payment must be $10,000 or more. Subsequent premiums must be $50 or more. The minimum premiums do not vary by Class.

•	The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to the Contract. For IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts, we accept the following as initial premiums:

➢	rollover contributions from certain qualified plans, governmental 457(b) plans, and IRAs (Roth IRAs for Roth IRA Contracts);
➢	amounts transferred from another IRA; and
➢	contributions made pursuant to a Simplified Employee Pension up to certain limits.

Additional premiums will be accepted but cannot exceed the annual contribution limits for a calendar year, as specified under the IRC. Withdrawals from tax sheltered annuities are restricted. The contract owner must determine whether any premium qualifies as a permissible contribution subject to favorable tax treatment under the IRC. The contract owner must also determine whether such amount qualifies as a permissible rollover contribution for income tax purposes.

•

Contributions. Under Federal law for 2010, you may contribute up to $5,000 to all IRAs, IRA Accounts, Roth IRA, and Roth IRA Accounts. The maximum contribution limit is increased to $6,000 if you will be age 50 or older by December 31, 2010. Excess premiums will be assessed with a 6% Federal penalty each year until the excess money is withdrawn from the account. Maximum contributions may vary each year. Please contact a tax advisor for further information.

•	Third Party Checks. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company of New York, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

•	Maximum Premium. We may refuse to accept additional premiums if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, and owned by you (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) exceed $1,000,000.

•	Right to Refuse Premiums. We reserve the right to refuse to accept any premium payments. No additional premiums may be paid on or after the owner’s (or the annuitant’s, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) 81st birthday for XC Class Contracts; 83rd birthday for B Class Contracts; and 85th birthday for L Class and C Class Contracts. New contributions (i.e., contributions other than transfers and rollovers) cannot be made to an IRA after age 70 1⁄2.

•	Automatic Investment Feature. Under the automatic investment feature, you can make subsequent premium payments systematically from your MLPF&S brokerage account. For more information, see “Automatic Investment Feature.”

•	Premium Allocation. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value.

•	Maximum Number of Subaccounts. Currently, you may allocate premiums or account value among up to 20 of the available subaccounts. Generally, within certain limits you may transfer account value periodically among subaccounts.

•	Funds Available for Investment. The Funds available for investment are listed at the beginning of this Prospectus. Each subaccount invests in a corresponding Fund. If you want detailed information about the investment objectives of the Funds, see “Investments of the Separate Account” and the prospectuses for the Funds.

Transfers Among Subaccounts

•	Limitation on Transfers. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You may make more than twelve transfers among available subaccounts during a contract year, but we will charge $25 per extra transfer (guaranteed not to exceed $30). See “Transfers Among Subaccounts.” We may impose additional restrictions on transfers that violate our Disruptive Trading Procedures. See “Transfers Among Subaccounts – Disruptive Trading.”

•	Minimum Amounts. Your transfer from a subaccount must be for a minimum of $100 or the total value in a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total subaccount value.

•	Transfer Programs. Several specialized transfer programs are available at no additional cost under the Contract. You cannot use more than one such program at a time.

➢	First, we offer a Dollar Cost Averaging Program where money you’ve put in a designated subaccount is systematically transferred monthly or quarterly into other subaccounts you select without charge. The program may allow you to take advantage of fluctuations in accumulation unit values over time. There is no guarantee that Dollar Cost Averaging will result in lower average prices or protect against market loss. (See “Dollar Cost Averaging Program.”)

➢	Second, through participation in the Asset Allocation Program, you may select one of six asset allocation models. Unless you instruct us otherwise, your account value is automatically rebalanced at the end of each calendar quarter based on the asset allocation model selected. (See “Asset Allocation Program.”)
➢	Third, you may choose to participate in the Rebalancing Program where we automatically reallocate your account value monthly, quarterly, semi-annually, or annually in order to maintain a particular percentage allocation among the subaccounts that you select. (See “Rebalancing Program.”)

Partial Withdrawals, Guaranteed Lifetime Amount, and Surrender

•	Partial Withdrawals. At any time prior to the annuity date, if you submit a written request or obtain proper telephone authorization, you may withdraw part of your surrender value, subject to the following rules.

➢	You must request at least $40.
➢	Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured.
➢	We will not process a withdrawal which would reduce the surrender value below $5,000. (Please note that other rules apply if you elected the optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) or Guaranteed Minimum Income Benefit (“GMIB”) rider.)

Partial withdrawals will reduce your account value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce benefits under the GMWB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

•	Systematic Withdrawal Program. Under a Systematic Withdrawal Program, you may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. You may take your “free withdrawal account” (see “Surrender Charge” below) through lump sum withdrawals or the Systematic Withdrawal Program. For more information, see the “Systematic Withdrawal Program” section, later in this Prospectus.

•	Guaranteed Lifetime Amount. If you elected the GMWB, you may take minimum annual withdrawals called the Guaranteed Lifetime Amount (regardless of your account value) during your lifetime. See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus.

•	Surrender. At any time prior to annuitization, you may submit a written request to surrender your Contract and receive its surrender value.

•	Surrender Charge. Surrenders and partial withdrawals may be subject to a surrender charge with the amount of the charge and the period that the charge applies depending on the Class (see “Surrender Charge”). However, we won’t impose a surrender charge to the extent that withdrawals from the Contract in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) the sum of: 10% of each premium subject to a surrender charge (not to exceed the amount of each premium that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year; and (b) the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge. The gain in the Contract equals the excess, if any, of the contract value just prior to the withdrawal over total premiums paid into the Contract less prior withdrawals of these premiums. The surrender charge applies to each subsequent premium, as well as the initial premium payment.

•	Tax Consequences. A partial withdrawal or surrender may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1⁄2. Withdrawals from tax sheltered annuities are restricted.

Death Benefits

•	Standard Death Benefit. The Contract provides a death benefit if you die before the annuity date. Unless you select an optional guaranteed minimum death benefit (“GMDB”) below, the standard death benefit equals the account value, less uncollected charges and any bonus amounts subject to recapture on death. If the owner (annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

•	GMDB Options. For an additional charge, you may elect one of the following GMDB options:

➢	Return of Premium
➢	Maximum Anniversary Value

If you elect a GMDB option, the death benefit will not be less than the applicable GMDB Base.

You can find more detailed information about the standard death benefit, the GMDB options, and how they are calculated, including age limitations that apply, under “Death Benefit.”

The payment of a death benefit may have tax consequences (see “Tax Information”).

Also, any death benefit applicable under a GMDB during the accumulation period will terminate upon the annuity date.

Annuity Payments

•	Annuity payments begin on the annuity date and are made under the annuity option you select.

•	For Contracts purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S, you may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. For IRA Series Contracts, keep in mind that you may need to take distributions or annuitize prior to the oldest annuitant’s 90th birthday to meet Federal Required Minimum Distributions. The annuity date for IRAs and tax sheltered annuities is generally when the owner/annuitant reaches age 70 1⁄2. Details about the annuity options available under the Contract can be found under “Annuity Options.”

•	Annuity payments may have tax consequences (see “Tax Information”).

•	If the annuitant and any joint annuitant are not over the age of 75 on the contract date, you may elect the GMIB for an additional charge. The GMIB is an optional rider that provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider.

•	All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Fees and Charges

•	Asset-Based Insurance Charge. We currently impose an asset-based insurance charge to cover expenses and certain risks. The amount of the charge varies by Class. We deduct the asset-based insurance charge daily from the net asset value of the subaccounts. We don’t deduct this charge after the annuity date.

•	Surrender Charge. We may impose a surrender charge only if you surrender or take a withdrawal from your Contract. The amount and period of the surrender charge varies by Class and applies to the initial premium and all subsequent premiums.

•	Contract Fee. If the greater of account value (less uncollected charges) or premiums (less withdrawals), is less than $50,000, we currently impose a $50 contract fee on each contract anniversary and upon surrender or annuitization to reimburse us for expenses related to maintenance of these Contracts. This contract fee will not exceed $75. We don’t deduct this fee upon payment of a death benefit or after the annuity date.

•	Transfer Fee. You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge.

•	Rider Charges. If you elect a GMDB, GMIB, or GMWB rider, we deduct a charge that compensates us for the costs and risks we assume in providing the benefit. We won’t deduct this charge after the annuity date. The charges vary according to which riders you choose. If a rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. For more information on each rider charge, see “Charges, Deductions, and Credits” later in this Prospectus.

•	Premium Taxes. Under certain circumstances, we deduct a charge for any premium taxes imposed. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%. New York does not currently impose a premium tax on annuity contracts.

•	Redemption Fee. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Fund Expenses. You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

•	Current/Maximum Fees and Charges. We may change the current charges for the asset-based insurance charge, the contract fee, the transfer fee, the GMDB charge, the GMIB charge, and the GMWB charge, but the charges will never exceed the maximum charges listed in the Fee Table.

You can find detailed information about all fees and charges imposed on the Contract under “Charges, Deductions, and Credits.”

Ten Day Right to Review (“Free Look”)

•	When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

•	To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will refund your account value less any bonus amounts as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums as of the date we receive your returned contract.

Replacement of Contracts

•	It is advisable to always carefully consider the purchase of a Contract as a replacement for an existing annuity contract or life insurance policy. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the new Contract may impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract will be advantageous, given the Contract’s features, benefits, and charges compared to your existing contract. Because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

Transamerica Advisors Life Insurance Company of New York and the Separate Account

Transamerica Advisors Life Insurance Company of New York

Transamerica Advisors Life Insurance Company of New York was incorporated under the laws of the State of New York on November 28, 1973. It is engaged in the sale of life insurance and annuity products. On December 28, 2007, the Company became an indirect wholly owned subsidiary of AEGON USA, Inc., now AEGON USA, LLC (“AEGON USA”). AEGON USA is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, the Company was known as ML Life Insurance Company of New York. The Company was formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”), a corporation whose common stock is traded on the New York Stock Exchange.

The Separate Account

The ML of New York Variable Annuity Separate Account D (the “Separate Account”) offers through its subaccounts a variety of investment options. Each option has a different investment objective.

We established the Separate Account on July 23, 2002. It is governed by New York law, our state of domicile. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account meets the definition of a separate account under the federal securities laws. The Separate Account’s assets are segregated from all of our other assets.

Segregation of Separate Account Assets

Effect of Segregation	• Obligations to contract owners and beneficiaries that arise under the Contract are our obligations.
• We own all of the assets in the Separate Account.

•   The Separate Account’s income, gains, and losses, whether or not realized, derived from Separate Account assets are credited to or charged against the Separate Account without regard to our other income, gains or losses.

• The assets in each Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account.

•   If the Separate Account’s assets exceed the required reserves and other Contract liabilities, we may from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will ensure that the Separate Account’s assets are sufficient to meet our obligations under the federal securities laws.

•   The assets in the Separate Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of the Separate Account be charged with any liabilities of other separate accounts.

Subaccount Investments

Subaccounts	• Subaccounts may be added or closed in the future.

Performance of Similar Funds	• All of the underlying mutual funds offered through this Separate Account are available to the general public.

•   Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment adviser, subadviser, or manager is the same.

•   Certain Funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of similarly named Fund available through the Contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Investments of the Separate Account

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to the Separate Account, separate accounts of Transamerica Advisors Life Insurance Company (an indirect wholly owned subsidiary of AEGON USA), and members of the general public.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

The Funds

The funds available under the Contract are listed in Appendix A.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•	Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.125 to 0.35% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•	Recordkeeping Fees. We receive fees from Fund assets for certain recordkeeping and transfer agency services. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0% to 0.10% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue.

•	Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.30% annually.

The combined percentages we receive with regard to each Fund currently range from 0.00% to 0.55%. Furthermore, our parent, AEGON USA, receives indirect compensation on assets invested in AEGON USA’s proprietary Funds (the Transamerica Funds), because its affiliates receive compensation from the Funds for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, AEGON USA may receive more revenue with respect to proprietary Funds than nonproprietary Funds.

Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or incoming transfers of account value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract owners.

You are responsible for choosing the subaccounts or an asset allocation model (See “Asset Allocation Program”), and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts or a model for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund or model. You bear the risk of any decline in the account value of your Contract resulting from the performance of the Funds you have chosen.

Other Share Classes and Portfolios

The Funds offer various classes of shares, each of which has a different level of expenses. Each Fund may also be a single series or portfolio of an open-end investment company that offers other series or portfolios. Accordingly, prospectuses for the Funds may provide information for share classes and series or portfolios that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares and particular series or portfolio that is available through the Contract.

Purchases and Redemptions of Fund Shares; Reinvestment

The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Substitution of Investments

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing account value or future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of account value, or both for some or all classes of Contracts, at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the SEC and applicable state insurance departments. We will notify you of any substitutions.

Features and Benefits of the Contract

As we describe the Contract, we will often use the word “you.” In this context “you” means “contract owner.”

Ownership of the Contract

The contract owner is entitled to exercise all rights under the Contract. For IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts, the contract owner and annuitant must be the same person. You may designate a beneficiary. If you die before the annuity date, the beneficiary will receive a death benefit. If you irrevocably name a beneficiary, you can later change the beneficiary only with the irrevocable beneficiary’s written consent. If an eligible spouse is named as the sole primary beneficiary, that spouse may, if eligible, continue the Contract as the new owner under the Spousal Beneficiary Continuation Option. See “Spousal Beneficiary Continuation Option.”

For Contracts purchased through an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account the contract owner will be the account and the annuitant must generally be the account owner and the account must be the beneficiary.

Federal tax law does not permit a change of ownership of a qualified contract. We are not responsible for the tax consequences of any change in ownership. The Contract may not be sold, discounted, pledged or assigned as collateral for a loan or as a security for the performance of any obligation unless permitted by law in your state.

Issuing the Contract

Issue Age. For IRA Contracts, Roth IRA Contracts, or SEP IRA Contracts, the contract owner and annuitant generally must be under 70 1⁄2 years old when we issue the Contract, unless certain exceptions are met. For Contracts purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S, the owner of the Account and any annuitant must not be older than 80 years old when we issue the Contract. If you elect the GMIB, no annuitant can be more than 75 years old when we issue the Contract. If you elected the GMWB, no annuitant can be more than 80 years old when we issue the Contract.

Information We Need To Issue The Contract. Before we issue the Contract, we need certain information from you. We require you to complete and return a written application in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the application or the information provided, and you pay the initial premium, we’ll issue a Contract. Generally, we’ll issue the Contract and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days (or longer if you consent), we will return the premium and no Contract will be issued.

Ten Day Right to Review (“Free Look”)

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within 10 days (60 days in the case of a replacement) after you receive the Contract, you may return it for a refund. The Contract will then be deemed void.

To receive a refund, return the Contract along with your letter of instruction to the Service Center or to the Financial Advisor who sold it. We will then refund your account value less any bonus amounts as of the date we receive your returned Contract plus any fees or charges imposed under the Contract. This amount may be more or less than your premiums.

Classes

The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes a different level of surrender charge and asset-based insurance charge. Depending on your needs and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following four available Classes of the Contract:

B Class	The B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment, and an asset-based insurance charge of 1.25% of subaccount assets (guaranteed not to exceed 2.00%).

L Class	The L Class reduces the period of time that a surrender charge applies on withdrawals, but imposes a higher asset-based insurance charge than the B Class. The L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment, and an asset-based insurance charge of 1.45% of subaccount assets (guaranteed not to exceed 2.00%).

C Class	The C Class imposes a surrender charge on withdrawals for only one year after each premium payment, but imposes a higher asset-based insurance charge than the B Class and L Class. The C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following the payment of each premium and an asset-based insurance charge of 1.60% of subaccount assets (guaranteed not to exceed 2.00%).

XC Class	The XC Class adds a bonus amount to account value each time a premium payment is made, but imposes a longer surrender charge period and a higher asset-based insurance charge than any other Class. The XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment, and an asset-based insurance charge of 1.65% of subaccount assets (guaranteed not to exceed 2.00%).

Bonus Payment and Recapture (For XC Class)

With regard to your initial premium payment, we will add the applicable bonus amount to your account value on the contract date. With regard to each additional premium payment, we will add the applicable bonus amount to your account value at the end of the valuation period during which that premium payment is received and accepted at our Service Center. The bonus amount is allocated among the subaccounts in the same manner as the corresponding premium payment.

Each premium payment is allocated to the bonus tiers shown below based on the amount of cumulative premium payments. Each bonus tier amount is the amount of the premium payment allocated to that tier multiplied by the current bonus percentage associated with that tier. The bonus amount attributable to the premium payment is the sum of the bonus tier amounts. Because of the way the tiers work, it may not be advantageous to purchase multiple XC Class Contracts.

We may change the current bonus percentages, but they will never be less than the minimum bonus percentages listed in the table. Any changes may apply to newly issued Contracts and to subsequent premium payments for existing Contracts.

Tier	If Cumulative Premium Payments Are:	Then Maximum Bonus Percentage Is:	Then Current Bonus Percentage Is:	Then Minimum Bonus Percentage Is:
1	Less than or equal to $25,000	5.0%	4.5%	3.0%
2	Greater than $25,000 but less than or equal to $125,000	5.5%	4.5%	3.0%
3	Greater than $125,000 but less than or equal to $500,000	5.5%	4.5%	3.5%
4	Greater than $500,000 but less than or equal to $1,000,000	6.0%	4.5%	4.0%
5	Greater than $1,000,000	7.0%	4.5%	4.5%

We may apply different bonus percentages to each premium payment by breaking out the payment according to the ranges in the above table and multiplying the portion of the payment allocated to each tier by that tier’s current bonus percentage. However, a premium payment will only be allocated to the first tier if cumulative premium payments are less than or equal to $25,000. If the initial premium payment exceeds $25,000, the first tier will not apply and the second tier will apply to all cumulative premiums less than or equal to $125,000.

For example, an initial premium payment of $20,000 would receive a maximum bonus amount of $1,000 ($20,000 × 0.05(tier 1)). If the initial premium payment is $100,000, the maximum bonus amount would be $5,500 ($100,000 × 0.055(tier 2)). However, an initial premium payment of $700,000 would receive a maximum bonus amount of $39,500 ($125,000 × 0.055 (tier 2) + $375,000 × 0.055 (tier 3) + $200,000 × 0.06 (tier 4)). When calculating each bonus amount, “cumulative premium payments” do not include bonus amounts we have previously added to your account value.

From time to time, we may offer a promotional program with promotional rates for XC Class Contracts issued within specified periods of time (each a “Promotional Period”). Such promotional programs may apply to initial and/or subsequent premium payments received during the Promotional Period. Initial and/or subsequent premium payments received after the Promotional Period will receive the current bonus percentage in effect at that time. No bonus amount (or subsequent recapture thereof, as discussed below) applied pursuant to a promotional program will be based on a percentage that exceeds the maximum bonus percentages shown in the above table. We may terminate any promotional program, or offer another promotional program, at any time in our sole discretion.

If you return the Contract during the “free look” period (see “Ten Day Right to Review (“Free Look”)”), we will take back all of the bonus amount(s) we added to your Contract (i.e., recapture it). In addition, we may recapture the bonus in other circumstances. If you surrender the Contract within the three year period following our receipt of a premium payment, we will recapture all or a portion of the bonus amount; if you make a partial withdrawal within the three year period following our receipt of a premium payment, we may recapture all or a portion of the bonus amount. The bonus recapture percentages are presented in the following schedule:

Completed Years Since Receipt	Bonus Recapture Percentage for Surrenders and Partial Withdrawals
0	100%
1	65%
2	30%
3+	0%

If you die (or the annuitant dies if any contract owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account), we will only recapture the bonus amounts credited within the six months prior to the date of death and any bonus amount credited after the date of death. The amount recaptured will be based on the schedule shown above. If you die and your spouse is eligible and elects to continue the Contract, any remaining bonus amounts will no longer be subject to recapture. We do not recapture any bonus amounts on annuitization.

We will recapture bonus amounts from your account value at the end of the valuation period during which your transaction request for payment of a death benefit and due proof of death documentation is received and accepted at our Service Center.

For each premium payment, the bonus amount subject to recapture is equal to the applicable bonus recapture percentage multiplied by [(a) minus (b)] where:

(a)	is the bonus amount attributable to that premium; and

(b)	is the sum of: each previously recaptured bonus amount attributable to that premium payment divided by the bonus recapture percentage on the date such amount was recaptured.

If you make a partial withdrawal, we will deduct bonus amounts subject to recapture based on the associated premiums withdrawn from the Contract, which are assumed to be withdrawn on a “First In, First Out” (or “FIFO”) basis. Currently, we do not recapture any bonus amounts on withdrawals that are within the “free withdrawal amount.” The amount recaptured is based on the bonus amount subject to recapture multiplied by the ratio of: (i) the associated premium withdrawn which was subject to a surrender charge to (ii) the total amount of that premium remaining in the Contract immediately prior to the withdrawal which was subject to a surrender charge. We will deduct each recaptured bonus amount on a pro rata basis from among the subaccounts you are invested in, based on the ratio of your subaccount value to your account value before the partial withdrawal.

If we recapture a bonus, we will take back the bonus amount as if it had never been applied. However, you bear any investment loss and will retain any investment gain attributable to the bonus. We will not recredit any charges, including asset-based insurance charges, imposed on a bonus amount we later take back.

For an example of how we calculate and recapture bonus amounts, see Appendix B.

The XC Class imposes higher fees and charges that are used to fully or partially offset bonus amounts paid into the Contract. During the surrender charge period, the amount of the bonus may be more than offset by the applicable bonus recapture percentages, higher asset-based insurance charges and higher surrender charges, Contract Classes that do not offer a bonus amount and have lower fees and charges may provide larger cash surrender values than the XC Class, depending on the performance of your chosen subaccounts. We encourage you to talk with your Financial Adviser and determine which Class of the Contract is most appropriate for you.

Premiums

Minimum and Maximum Premiums. The initial premium must be $10,000 or more. The minimum subsequent premium is $50. No additional premiums will be accepted on or after the owner (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) reaches age 81 for XC Class Contracts; age 83 for B Class Contracts; and age 85 for L Class and C Class Contracts. The minimum premiums do not vary by Class. We may refuse to accept additional premiums, if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) exceed $1,000,000. New contributions (i.e., contributions other than transfers and rollovers) cannot be made to an IRA after age 70 1⁄2; however, if the Contract is held by an IRA Account, Roth IRA Account, SIMPLE IRA Account, and SEP IRA Account, we will accept new contributions into the Contract but not the Account. Restrictions on your subsequent premiums also apply if you elected a GMWB. (See “Guaranteed Minimum Withdrawal Benefit” later in this Prospectus.)

The Contract must be issued as an IRA Contract, Roth IRA Contract, or SEP IRA Contract, or purchased through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to the Contract. For IRA Contracts, Roth IRA Contracts, or SEP IRA Contracts, we accept the following as initial premiums:

•	rollover contributions from certain qualified plans, governmental 457(b) plans, and IRAs;
•	amounts transferred from another IRA; and
•	contributions made pursuant to a Simplified Employee Pension up to certain limits.

Additional premiums will be accepted but cannot exceed the annual contribution limits for a calendar year, as specified under the IRC. The contract owner must determine whether any premium qualifies as a permissible contribution subject to favorable tax treatment under the IRC. The contract owner must also determine whether such amount qualifies as a permissible rollover contribution for income tax purposes.

How to Make Payments. You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have the money transferred from your MLPF&S brokerage account.

Automatic Investment Feature. You may make systematic premium payments on a monthly, quarterly, semi-annual, or annual basis. Each payment must be for at least $50. Premiums paid under this feature must be deducted from an MLPF&S brokerage account specified by you and acceptable to us. You must specify how premiums paid under this feature will be allocated among the subaccounts. This feature cannot begin until at least 30 days after the contract date. If you select the Asset Allocation Program or the Rebalancing Program, premiums will be allocated based on the model or the specified subaccounts and percentages you have selected. If you elected the GMWB, the Automatic Investment Feature will terminate upon your first withdrawal. You may change the specified premium amount, the frequency, the premium allocation, or cancel the Automatic Investment Feature at any time upon notice to us. We reserve the right to make changes to this feature at any time.

Premium Investments. As you direct, we will put premiums into the subaccounts corresponding to the Funds in which we invest account value. Currently, you may allocate your premium among up to 20 of the subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Basic Value Subaccount, 58% allocated to the BlackRock Total Return Subaccount, and 30% allocated to the BlackRock Capital Appreciation Subaccount. However, you may not allocate 33 1/3% to the BlackRock Basic Value Subaccount and 66 2/3% to the BlackRock Capital Appreciation Subaccount. If

we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. If your existing allocation instructions include any subaccounts that are closed, we will not accept the premium payment. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value for each Class, called the accumulation unit value. The accumulation unit value for each Class and subaccount varies daily with the performance and expenses of the corresponding Fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

• We calculate a Class-specific accumulation unit value for each subaccount at the close of trading on each day that the New York Stock Exchange is open.

• Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the accumulation unit value next calculated after our Service Center receives notice of the transaction.

• For premium payments, bonus amounts under an XC Class Contract, and transfers into a subaccount, accumulation units are purchased.

• For payment of Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due, accumulation units are redeemed.

• To the extent permitted by law, we may change when the accumulation unit value is calculated by giving you 30 days notice or we may defer calculation of the accumulation unit value if an emergency exists making valuation of assets in the Separate Account not reasonable practicable or if the SEC permits such deferral.

How Do We Determine The Number of Units?

• We determine the number of accumulation units purchased by dividing the dollar value of the premium payment, bonus amount under an XC Class Contract, or the amount transferred into a Class of a subaccount by the value of one accumulation unit for that Class of the subaccount for the valuation period in which the premium payment or transfer is made or bonus amount is added.

• Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a Class of the subaccount, and deductions for any contract fee, any surrender charge, any recapture of bonus amounts (for an XC Class Contract), any GMDB charge, any GMIB charge, or any GMWB charge, any transfer fee, and any premium taxes due by the value of one accumulation unit for that Class of a subaccount for the valuation period in which the redemption is made.

• The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made.

• The number of subaccount accumulation units will not change as a result of investment experience or the deduction of asset-based insurance charges. Instead, this charge and investment experience are reflected in the calculation of the accumulation unit values.

When we establish a subaccount, we set an initial value for an accumulation unit for each Class of that subaccount. Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for that Class and subaccount for the prior valuation period by the net investment factor for that Class and subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a Class of a subaccount from one valuation period to the next. For any Class of any subaccount, we determine the net investment factor by dividing the value of the assets of that subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the daily equivalent of the asset-based insurance charge for that Class and subaccount for the valuation period. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in tax law that requires us to pay tax on earnings in the Separate Account or any charge that may be assessed against the Separate Account for assessments or premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Charges, Deductions and Credits – Other Charges.”)

Transfers Among Subaccounts

General. Before the annuity date, you may transfer all or part of your account value among the subaccounts up to twelve times per contract year without charge. You can make additional transfers among subaccounts during the contract year, but we will charge you $25 (guaranteed not to exceed $30) for each extra transfer. We will deduct the transfer fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” and “Rebalancing Program.”)

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of account value. You must transfer at least $100 or the total value of a subaccount, if less. Your minimum value remaining in a subaccount after a transfer must be at least $100, or we will transfer the total value of that subaccount.

You may request transfers in writing or, once we receive proper telephone authorization, by telephone. Once we receive proper authorization, transfer requests may also be made through your Financial Advisor, or another person you designate. Transfers will be processed as of the end of the valuation period on the date the Service Center receives all the information necessary to process the transfer. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading. Frequent or short-term transfers among subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;
•	limiting the dollar or percentage of account value that may be transferred among the subaccounts at any one time; and
•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective and consequently may result in certain trading activities being prohibited while others are allowed to proceed. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging Program

What Is It? The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program may not begin until at least 30 days after the contract date. This program allows you to reallocate money at monthly or quarterly intervals from a designated subaccount to one or more other subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly or quarterly, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA Program you should have the financial ability to continue making transfers through periods of fluctuating markets.

If you choose to participate in the DCA Program, each month or quarter we will transfer amounts from the subaccount that you designate and allocate them, in accordance with your allocation instructions, to the subaccounts that you select, as described in “Minimum Amounts” below.

If you choose the Asset Allocation Program or the Rebalancing Program, or if you elected the GMWB, you cannot use the DCA Program. We reserve the right to make changes to this program at any time.

Participating in the DCA Program. You can choose the DCA Program any time before the annuity date. You may elect the DCA Program in writing or, once we receive proper telephone authorization, by telephone. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts. To elect the DCA Program, you need to have a minimum amount of money in the designated subaccount from which the DCA transfers will be made. We determine the amount by multiplying the specified length of your DCA Program in months or quarters by your specified monthly or quarterly transfer amount. Amounts of $100 or more must be allotted for each transfer in the DCA Program. We reserve the right to change these minimums. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. Should the amount in your designated subaccount drop below the selected monthly or quarterly transfer amount, you will need to put more money in to continue the DCA Program.

When Do We Make DCA Transfers? You select the date for DCA transfers, within certain limitations. We will make the first DCA transfer on the selected date following the later of 30 days after the contract date or the date we receive notice of your DCA election at our Service Center. We’ll make subsequent DCA transfers on the same day of each succeeding month or quarter. You may change the frequency of the DCA transfer at any time. Currently, we don’t charge for DCA transfers; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

Asset Allocation Program

The following is a general description of the Asset Allocation Program. A complete description is available in the brochure for the Program. This disclosure explains the material features of the Asset Allocation Program. The application and operation of the Asset Allocation Program are subject to the terms and conditions of the contract itself.

General. We make available to contract owners an Asset Allocation Program, for which our affiliate Transamerica Asset Management, Inc. (“TAM”) provides investment advice. TAM is an investment adviser registered under the Investment Advisers Act of 1940. As compensation for its services, we currently pay TAM 0.0375% of the value of the assets in the Merrill Lynch Investor Choice Annuity® and the IRA Annuity® product’s Asset Allocation Programs. We pay compensation for these services from our own company assets. We may alter the amount we pay, or cease paying, TAM for these services at any time in our sole discretion. If you participate in the Asset Allocation Program, TAM serves as investment adviser solely for the purposes of the development of the asset allocation models and periodic updates to the models. The Asset Allocation Program can be elected at issue or in writing or by proper telephone authorization at any time after issue. If you elect the Asset Allocation Program you must include all contract value in the Program. You do not pay a fee for participation in the Asset Allocation Program. We may perform certain administrative functions on behalf of TAM; however, we are not registered as an investment adviser and are not providing any investment advice in making the Program available. Furthermore, your Financial Advisor is not providing any investment advice related to the Asset Allocation Program.

There is no assurance that investment returns will be better through participation in the Asset Allocation Program. Your Contract may still lose money and experience volatility.

Asset Allocation Models. Except as described below, a contract owner electing to participate in the Asset Allocation Program (a “Program participant”) will elect to have his or her contract value allocated according to one of the model portfolios developed by TAM. There are currently six asset allocation models to choose from:

•	Conservative (formerly, Capital Preservation) – seeks capital preservation

•	Moderately Conservative (formerly, Income) – seeks income

•	Moderate (formerly, Income & Growth) – seeks income and growth

•	Moderately Aggressive (formerly, Growth) – seeks growth

•	Aggressive (formerly, Aggressive Growth) – seeks aggressive growth

•	All Equity Plus – seeks aggressive growth

When electing the Asset Allocation Program, Program participants must complete a standardized questionnaire. Your Financial Advisor can assist you in completing the questionnaire. Based on the results of the questionnaire, one of the asset allocation models is matched to the Program participant based on his or her financial situation, investment objectives, and risk tolerance. Each asset allocation model is intended for a specific type of investor, from aggressive to conservative, but the models are not constructed on an individualized basis for any one Program participant. Each model identifies one or more specific subaccounts and the percentage of premium or contract value allocated to each of those subaccount(s). The Program participant then selects from the available asset allocation models, and may select a model other than the model indicated by the questionnaire.

All of the asset allocation models except the All Equity Plus model may include subaccount(s) which invest in fixed income funds, the concentration and selection of which depends on the particular investment risk for that model. It is intended that the All Equity Plus model will not use any fixed income funds and thus may be more aggressive than the other models available. You should only select the All Equity Plus model if it is appropriate for your investment goals and risk tolerance. You may lose money by investing in an asset allocation model, the model may not perform as intended, an asset allocation model may perform better or worse than other models, and the models depend on the performance of the underlying funds of each model. The asset allocation models may be unsuccessful in maximizing returns and/or avoiding investment losses.

Certain Asset Allocation Models may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees. (See “Guaranteed Minimum Withdrawal Benefit.”)

Changes to the Composition of Asset Allocation Models. On a quarterly basis, TAM reviews the asset allocation models and may adjust the composition of each model, which may include changes to the subaccount(s) in the model and/or the percentage allocations. Any adjustments become effective on the last business day of the calendar quarter.

If, as a result of such review, a change is made to an asset allocation model, TAM will notify Program participants in advance of the change, and each Program participant will have the opportunity to reject the change. A Program participant who chooses to reject a model change creates his or her own portfolio (a “self-directed portfolio”). TAM provides no investment advice related to the creation of a self-directed portfolio. Once a Program participant has rejected a change in a model, the Asset Allocation Program will be terminated as to that Program participant. Therefore, a Program participant who rejects a model change and thereby creates a self-directed portfolio will no longer receive written materials from TAM about the changes being made to the models. However, those Program participants can elect at any time to again participate in the Asset Allocation Program.

Contract owners who elect, either at issue or with respect to an existing Contract, to participate in the Asset Allocation Program within three weeks prior to the end of a calendar quarter will be provided with information regarding the composition of both the current asset allocation model, as well as any changes to the model which will become effective on the last day of the calendar quarter.

Initial Allocation to the Selected Asset Allocation Model. At the time you elect the Asset Allocation Program, you may choose to reallocate your contract value on the date of your election to the asset allocation model currently in effect, or you may choose to have your contract value reallocated on the last business day of the calendar quarter in which we receive the information necessary to process your request to the asset allocation model in effect for the calendar quarter following your election.

Quarterly Rebalancing. On the last day of each calendar quarter, we automatically rebalance the contract value to maintain the subaccount(s) and percentages for each Program participant’s selected asset allocation model. If the last day of the calendar quarter reflects a non-business day, your contract will be reallocated as of the close of the next business day. This quarterly rebalancing takes account of:

•	increases and decreases in contract value in each subaccount due to subaccount performance,

•	increases and decreases in contract value in each subaccount due to withdrawals (particularly if taken from specific subaccounts designated by the contract owner), and premium payments, and

•	any adjustments TAM has made to the selected model.

The first quarterly rebalancing will occur at the end of the first calendar quarter following the date the Program participant elects to participate in the Asset Allocation Program.

We will not automatically rebalance self-directed portfolios unless the contract owner elects the Rebalancing Program.

Allocation of Future Premiums. The asset allocation model that a Program participant selects will override any prior percentage allocations that the Program participant may have chosen and all future premiums will be allocated accordingly. In addition, in the event that a Program participant terminates his or her participation in the Program, unless we receive different instructions, any future premium payments will be allocated according to the percentage allocations of the previously selected model under the Program at the time the Program participant elected to terminate his or her participation.

Other Information. At any time, a Program participant can request to change his or her selected model or can elect to terminate his or her participation in the Asset Allocation Program and allocate his or her contract value among the subaccounts. If a Program participant allocates contract value among the subaccounts, his or her participation in the Asset Allocation Program will terminate and we will consider the Program participant to be in a self-directed portfolio.

TAM will remind Program participants at least annually to determine whether the Program participant’s financial situation or investment objectives have changed. In addition, when we notify Program participants quarterly of changes to the models, we also will instruct them to notify their Financial Advisor of any changes to their financial situation or investment objectives or contact us if they wish to change their selected model or create a self-directed portfolio.

Funds selected by TAM to be part of an asset allocation model may be advised or subadvised by TAM or one of its affiliates. To the extent that TAM includes such proprietary Funds in its models, TAM and/or its affiliates will receive additional compensation from the advisory fees of the Funds. (See “Certain Payments We Receive With Regard to the Funds” for information on compensation with regard to proprietary Funds.) TAM considers the compensation it receives, among a number of other factors, when deciding to include proprietary funds in the asset allocation models. You should be aware of this potential financial benefit if you elect to participate in the Asset Allocation Program.

For more information on TAM’s role as investment adviser for the Program, please see TAM’s brochure from their Form ADV, the SEC investment adviser registration form, which will be delivered to Program participants at the time they enroll in the Program and annually thereafter. Please contact us if you would like to receive a copy of this brochure. Program participants may also contact us at 1-800-535-5549 with questions about the Asset Allocation Program or the asset allocation models at any time.

Currently, we don’t charge for transfers under the Asset Allocation Program; they are in addition to the twelve annual transfers permitted without charge under the Contract. If you choose the DCA Program or the Rebalancing Program, you cannot also elect the Asset Allocation Program.

This Asset Allocation Program may be terminated or altered at any time by us with regard to existing Contracts or future Contracts, or both, for some or all classes of Contracts.

Rebalancing Program

Under the Rebalancing Program, we will allocate your premiums and rebalance your account value monthly, quarterly, semi-annually, or annually based on the rebalancing date you select and according to the subaccounts and percentages you select based on your investment goals and risk tolerance.

If you elect the Rebalancing Program, we allocate your premiums in accordance with the subaccounts and percentages you have selected. You select the rebalancing frequency and the date for the initial rebalancing within certain limitations. The date you select cannot be earlier than 30 days from the contract date. On the date you select and on each rebalancing date thereafter based on the rebalancing frequency you select, we automatically reallocate your account value to maintain the particular percentage allocation among the subaccounts that you have selected. If based on your selected date, rebalancing would occur on a date that is not a business day, the rebalancing will occur on the business day following your selected date. You may change the frequency of the Rebalancing Program at any time.

We perform this periodic rebalancing to take account of:

•	increases and decreases in account value in each subaccount due to subaccount performance, and

•	increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments.

The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or, once we receive proper telephone authorization, by telephone. If you elect the Rebalancing Program, you must include all account value in the program. We allocate all premiums paid under the automatic investment feature and, unless you instruct us otherwise, all other premiums in accordance with the particular percentage allocation among the subaccounts that you have selected. The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums accordingly. You may change your allocations at any time. Once elected, you may instruct us, in a form satisfactory to us, at any time to terminate the program. Currently, we don’t charge for transfers under this program; they are in addition to the twelve annual transfers permitted without charge under the Contract each contract year.

For self-directed portfolios, future premiums for which no specific allocation instructions are received will be allocated in accordance with the last allocation instructions we received, which may have been a prior version of the Program participant’s asset allocation model. Accordingly, Program participants with self-directed portfolios should consider providing specific allocation instructions with each premium payment or contacting us to update their default allocation instructions.

The Rebalancing Program in accordance with certain allocation parameters may be used to satisfy the Allocation Guidelines and Restrictions required by certain guarantees. (See “Guaranteed Minimum Withdrawal Benefit.”)

We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot also elect the Rebalancing Program.

Partial Withdrawals

When and How Partial Withdrawals are Made. Before the annuity date, you may make lump-sum withdrawals from the Contract. Under certain circumstances, you may make systematic withdrawals. (See “Partial Withdrawals – Systematic Withdrawal Program.”) Surrender charges may apply and, for XC Class Contracts, bonus amounts may be recaptured. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) We don’t impose a surrender charge on withdrawals to the extent that they do not exceed the “free withdrawal amount” determined as of the date of the withdrawal request.

The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) = the sum of: 10% of the amount of each premium subject to a surrender charge (not to exceed the amount of each premium that has not been previously withdrawn as of the beginning of the contract year); less any prior withdrawals during that contract year; and

(b) = the gain in the Contract plus premiums remaining in the Contract that are no longer subject to a surrender charge.

The gain in the Contract is determined as the excess, if any, of (b) over (a) where:	(a) = all premiums paid into the Contract less prior withdrawals of premiums, and (b) = the contract value just prior to the withdrawal.

Any amount previously withdrawn from the Contract during that contract year will be taken into account in determining the “free withdrawal amount” available as of the date of the withdrawal request. For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. We do not currently recapture bonus amounts for withdrawals within the “free withdrawal amount.” Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis.

Remember that partial withdrawals will reduce your account value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial withdrawals may reduce benefits under the GMWB rider by substantially more than the amount withdrawn. You should carefully consider whether a partial withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

Withdrawals may be subject to tax and prior to age 59 1⁄2 may also be subject to a 10% federal penalty tax. Withdrawals from tax sheltered annuity Contracts are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity Contract comply with applicable tax requirements before we process your request. (See “Tax Information.”)

Example. Assume that you paid an initial premium of $100,000 for a B Class Contract. Assume that your account value equals $105,000 on a subsequent date due to positive investment performance. On that date, you withdraw $20,000. The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of each premium subject to a surrender charge (not to exceed the premiums that had not been previously withdrawn as of the beginning of the contract year), less any prior withdrawals during that contract year (10% of $100,000 = $10,000); and (b) gain ($105,000 – $100,000 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a surrender charge.

Unless you direct us otherwise, we will make lump-sum withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value. You may make a withdrawal request in writing to our Service Center or, once we’ve received a proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. We will process your partial withdrawal as of the end of the valuation period during which we receive the necessary information. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information – Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Minimum Amounts. The minimum amount that may be withdrawn is $40. Unless you have elected the GMWB or GMIB rider, we will not process a withdrawal which would reduce the surrender value below $5,000. We reserve the right to change these minimums.

What is the Systematic Withdrawal Program? The Contract offers an optional Systematic Withdrawal Program. This program may not begin until at least 30 days after the contract date. You may have automatic withdrawals of a specified dollar amount made monthly, quarterly, semi-annually, or annually. We will make systematic withdrawals from subaccounts in the same proportion as the subaccounts bear to your account value unless you specify otherwise. Fund Specific Systematic Withdrawals are allowed as long as you are not in an Asset Allocation Model.

The Systematic Withdrawal Program will end if the systematic withdrawals, when added to prior lump sum withdrawals from the contract in the same contract year, exceed the “Available Systematic Withdrawal Program Amount” described under “Program Amounts” below.

We reserve the right to restrict the maximum amount that may be withdrawn each year under the Systematic Withdrawal Program and to make changes to this program at any time.

Participating in the Systematic Withdrawal Program. You may choose the Systematic Withdrawal Program any time prior to the annuity date. You may elect the Systematic Withdrawal Program in writing or, once we receive proper telephone authorization, by telephone. You may change the payment date, frequency, payment amount, payment destination or cancel the Systematic Withdrawal Program at any time by notifying us in a form satisfactory to us. You may direct us to have the Systematic Withdrawal Program payments sent to your bank or other financial institution or the address of record. You may elect a payment date, which can be any date from the 1st through the 28th day of the month. Your participation in the program will automatically end when your Contract reaches the annuity date.

Program Amounts. Each withdrawal must be for at least $40 and the remaining surrender value must be at least $5,000. We currently limit the total amount of these withdrawals in any contract year to:

•	10% of each premium paid into the Contract (but not more than the remaining premium in the Contract) that is subject to surrender charge, plus
•	100% of the remaining premiums in the Contract that are no longer subject to a surrender charge, less
•	any prior withdrawals from the Contract in that contract year.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal of the surrender value, subject to the following conditions.

Surrenders	— Any request to surrender the Contract must be in writing.
— The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center.

— We will pay you an amount equal to the surrender value as of the end of the valuation period when we process the surrender which is equal to the account value, minus any surrender charge (which varies according to the Class of the Contract), minus any recaptured bonus amount (for XC Class Contracts), minus any applicable contract fee, minus any uncollected GMDB charge, minus any uncollected GMIB charge, or GMWB charge, and minus any applicable charge for premium taxes. (See “Charges, Deductions, and Credits.”)

— We won’t impose a surrender charge on the “free withdrawal amount” determined as of the date of the surrender request. (See “Partial Withdrawals” for a discussion of the calculation of the “free withdrawal amount.”)

— Surrenders may be subject to tax and, if made prior to age 59 1⁄2, may also be subject to a 10% federal penalty tax. Surrenders of tax sheltered annuities before age 59 1⁄2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request from a tax sheltered annuity Contract comply with applicable tax requirements before we process your request. (See “Federal Income Taxes.”)

Surrender Charges by Class

— B Class imposes a surrender charge on withdrawals equal to a maximum of 7.0% of each premium payment, reducing annually over 7 years following each premium payment.

— L Class imposes a surrender charge on withdrawals equal to a maximum of 6.0% of each premium payment, reducing annually over 4 years following each premium payment.

— C Class imposes a surrender charge on withdrawals equal to 2.0% of each premium payment during the first year following payment of each premium.
• XC Class imposes a surrender charge on withdrawals equal to a maximum of 8.0% of each premium payment, reducing over 9 years following each premium payment.

For more information on surrender charges, see “Charges, Deductions, and Credits – Surrender Charge.”

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an address change;
•	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;
•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan associations;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, no new annuitant may be named and the death benefit will be paid to the beneficiary. If your sole beneficiary is your surviving spouse, he or she, if eligible, may instead elect to continue the Contract. (See “Spousal Beneficiary Continuation Option.”)

Death Benefit

Standard Death Benefit. The Contract provides a death benefit to the beneficiary if you die (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account or SEP IRA Account) before the annuity date. Unless you purchase an optional guaranteed minimum death benefit (“GMDB”), the standard death benefit equals the account value, less uncollected charges (and for XC Class Contracts, any bonus amounts subject to recapture), on the death of the owner. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) Generally, if the owner (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) is over the age of 75 on the contract date, the GMDB options are not available so the standard death benefit will apply. If the standard death benefit applies, no minimum amount is guaranteed and the death benefit will fluctuate based on the investment performance of the subaccounts in which you invest.

GMDB Options. For an additional charge, you may elect one of the GMDB options available under the Contract if you (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) are age 75 or under on the contract date. If you purchase a GMDB, under the B Class, L Class, or C Class Contracts, the death benefit equals the greater of the account value less uncollected charges or the GMDB Base (described below). However, if you purchase a GMDB under the XC Class Contract, the death benefit equals the greater of the account value, less uncollected charges and any bonus amounts subject to recapture on the death of the owner, or the GMDB Base. (See “Features and Benefits of the Contract – Bonus Payment and Recapture” for more information on bonus recapture.) If a contract owner dies (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) within 90 days of the contract date, the GMDB Base is zero and no GMDB will be payable.

The GMDB options are:

•	Return of Premium GMDB
•	Maximum Anniversary Value GMDB

Once you elect a GMDB option, you cannot change or cancel it. Although we currently permit a GMDB option to be elected at issue only, we reserve the right to permit contract owners to elect a GMDB after issue in the future. The GMDB, however, will terminate if you annuitize or surrender the Contract, upon death (unless the Contract is continued by an eligible spousal beneficiary who qualifies to continue the GMDB rider); or if the Contract otherwise terminates.

GMDB Base – Return of Premium. If you purchase the Return of Premium GMDB, the GMDB Base equals:

• the premiums paid into the Contract less • “adjusted” withdrawals from the Contract.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by

(a) ÷ (b) where:

(a) = GMDB Base and

(b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMDB Base – Maximum Anniversary Value. If you purchase the Maximum Anniversary Value GMDB, the GMDB Base equals the greatest of the anniversary values.

An anniversary value is equal to the contract value on the contract date or on a contract anniversary increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary. “Adjusted withdrawals” are calculated according to the formula used for the Return of Premium GMDB Base, as described above in the “GMDB Base – Return of Premium (Standard Version)” section.

We will calculate an anniversary value on the contract date and for each contract anniversary thereafter through the earlier of the contract anniversary on or following your 80th birthday or the anniversary on or prior to your date of death. If an owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA

Account, we will use the annuitant’s 80th birthday or the anniversary value on or prior to the annuitant’s date of death.

For an example of the calculation of the Maximum Anniversary Value GMDB, see Appendix C.

GMDB Limitation. If a contract owner dies (or the annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) within 90 days of the contract date, the GMDB Base is zero and no GMDB will be payable.

GMDB Charge. We deduct a charge for the selected GMDB option that compensates us for the costs and risks we assume in providing the GMDB benefit. (See “Charges, Deductions, and Credits – GMDB Charge.”)

Payment of Death Benefit

Unless you have provided otherwise, the death benefit will be paid to, or in equal shares to:

a.	The primary beneficiary who survives you (or who survives the annuitant if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account); or, if no primary beneficiary survives you,

b.	The contingent beneficiary who survives you (or who survives the annuitant if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account); or, if no contingent beneficiary survives you,

c.	Your estate.

If a beneficiary survives you, but dies before the death benefit is paid, the heirs or estate of such beneficiary are entitled to the death benefit that would otherwise have been paid to such beneficiary.

The beneficiary must receive his or her respective death benefit under one of the following payment options unless an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option. See “Spousal Beneficiary Continuation Option”.

Death Benefit Options	• Option 1: payment of the death benefit in a lump sum within five years of the date of such owner’s death; or
• Option 2: payment of the entire death benefit within five years of the date of such owner’s death; or

•   Option 3: payment of the death benefit under an annuity option over the lifetime of such beneficiary, or over a period that does not exceed the life expectancy, as defined by Internal Revenue Service regulations, of such beneficiary, with payments starting within one year of the date of death of such owner. This option is not available if the beneficiary is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account.

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. Beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death.

In addition, for multiple beneficiaries, generally we will not pay any beneficiary his or her share of the death benefit until we receive due proof of death from all beneficiaries. Such beneficiaries continue to bear the investment risk that the account value will increase or decrease until such time as they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See Other Information – “Abandoned or Unclaimed Property”.)

If the age of the owner (or an annuitant, if the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account) is misstated, any death benefit will be adjusted to reflect the correct age.

Unless instructed otherwise, in writing, we will withhold the mandatory 10% federal withholding tax, and state tax, if applicable. Generally, death benefit proceeds may be taxable to the extent of gain. (See “Tax Information.”)

The payment of the death benefit is subject to our financial strength and claims-paying ability.

Spousal Beneficiary Continuation Option

If you die before the annuity date and your beneficiary is an eligible spousal beneficiary, your spouse, if eligible, may elect to continue the Contract. To be an eligible spousal beneficiary, the spouse must not have been older than age 80 on the contract date. If your spouse has not chosen a death benefit payment option by the end of the 60 day period following our receipt of a certified death certificate, we will continue the Contract under the spousal beneficiary continuation option. The “spousal continuation date” is the date on which the eligible spousal beneficiary provides all of the information required to continue the Contract or the date the spousal beneficiary continuation option is automatically applied.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same- sex marriage spouses. Consult a tax advisor for more information on this subject.

Your spouse becomes the contract owner and the beneficiary until he or she names a new beneficiary. If the death benefit which would have been paid to the surviving spouse is greater than the account value less uncollected charges as of the spousal continuation date, we will increase the account value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. On the spousal continuation date, any increase will be allocated to subaccounts based on the ratio of account value in each subaccount to the account value prior to the increase. If your spouse is over age 75 on the spousal continuation date, the GMDB option will end.

The GMIB rider will continue unless the annuitant is changed on the spousal continuation date and the new annuitant was over age 75 on the contract date. (See “Guaranteed Minimum Income Benefit,” later in this Prospectus.)

The GMWB rider may continue if an eligible spousal beneficiary is at least 60 years old on the spousal continuation date. (See “Guaranteed Minimum Withdrawal Benefit – Spousal Continuation,” later in this Prospectus.)

Spousal continuation does not satisfy the minimum required distribution rules for tax sheltered annuities. Therefore, if a spouse chooses to continue a tax sheltered annuity contract, he or she will be required to take minimum required distributions in order to avoid federal tax penalties.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may suspend or postpone payments of any amount where permitted under applicable federal or state laws, rules or regulations.

We may suspend or defer payments in the event that:

a.	the New York Stock Exchange is closed;

b.	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;

c.	the Securities and Exchange Commission declares that an emergency exists making it not reasonably practicable to dispose of securities held in the Separate Account or to determine the value of the Separate Account’s assets;

d.	the Securities and Exchange Commission by order so permits for the protection of security holders; or

e.	the payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the Ready Assets Prime Money Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Ready Assets Prime Money Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

We reserve the right, at our option, to defer any payments in accordance with the deferment provisions of the Investment Company Act of 1940, as amended. We will add interest from the date of our receipt of a completed request to the date of payment if such payment is not made within 10 days following receipt of the completed request. The annual rate of interest will not be less than 3%.

Contract Changes

Changes to the Contract

•    Requests to change the beneficiary, or annuity date of a Contract (if permitted and acceptable to us) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status.

• We are not responsible for the validity of such a request.
• Only our President, Vice President, Secretary, or Assistant Secretary may change this Contract. No one else has authority to modify or waive any provision of the Contract.
• Any change must be in writing, signed, and received at our Service Center.
• At any time, we may make such changes to the Contract, without your consent as required to make it conform with any law, regulation, or ruling issued by a government agency.
• We will notify you of such changes and when required will obtain approval from the appropriate regulatory authority and you.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. You may select an annuity date that may not be earlier than the first Contract anniversary and may not be later than the maturity date. The maturity date is the oldest annuitant’s 90th birthday. If you do not select an annuity date, the annuity date is the maturity date. You may change the annuity date at any time before the maturity date. For all Contracts, the annuity date must be at least twelve months after the contract date.

Keep in mind that you may need to take distributions or annuitize at age 70 1⁄2 to meet Federal Required Minimum Distributions under a Contract. Until the annuity date, the account value will fluctuate.

Generally, the annuity date for IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, and tax sheltered annuities is when the owner/annuitant reaches age 70 1⁄2. However, we will not require IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, and tax sheltered annuity Contracts to annuitize at age 70 1⁄2 if distributions from the Contract are not necessary to meet Federal Required Minimum Distributions.

Contract owners may select from a variety of fixed annuity payment options that we make available from those outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity option at our discretion. You may change, the annuity option before the annuity date. An option not set forth in this Prospectus may be chosen if it is acceptable to us. We reserve the right to limit annuity options available to IRA Contract owners, Roth IRA Contract owners, SEP IRA Contract owners, and tax sheltered annuity Contract owners to comply with the IRC or regulations under it.

We calculate your annuity payments as of the annuity date, not the date when the completed annuitization request form is received at the Service Center in good order. Until the annuity date, your account value will fluctuate in accordance with the performance of the investment options you have selected. After the annuity date, your Contract does not participate in the performance of the Separate Account. On the annuity date, the annuity value will be transferred to our general account and will be applied to the annuity option at the current payout rates, which we will furnish at your request. We determine the dollar amount of annuity payments by applying your annuity value (which equals your account value, less any uncollected GMDB charge, GMIB charge, or GMWB charge, less any surrender charge unless prohibited by your state, and any applicable Contract fee, and any applicable premium taxes) on the annuity date to our then current annuity payout rates. Payout rates show the amount of periodic payment that a $1,000 value buys. These rates are based on the annuitant’s age and sex (where permitted) and payment options and payment frequency at the time payments begin. The contract provides for gender-based annuity purchase rates when life annuity options are chosen. The payout rates cannot be less than the guaranteed payout rates which are based on the annuitant’s “adjusted age”, the guaranteed mortality table (if applicable), and the guaranteed interest rate.

The guaranteed interest rates will never be less than 1% per year. The interest rate is indexed and is determined as follows: for each calendar quarter the interest rate is equal to the average of 5-year constant maturity treasury rates as reported by the Federal Reserve over a consecutive 12 month period ending the second month of the previous calendar quarter, rounded to the nearest one-twentieth of 1%, less 1.25%.

You may choose to receive payments at any payment interval which we make available, but not less frequently than once per year. If the annuity value on the annuity date is less than $2,000, we will pay the annuity value in a lump sum. If any annuity payment would be less than $20, we may change the frequency of payments so that all payments will be at least $20. If after the change in frequency, the annual payment is less than $20, we will pay the annuity value in a lump sum. For IRA Accounts, Roth IRA Accounts, SIMPLE IRA Accounts, and SEP IRA Accounts, we will make annuity payments directly to the Account.

The amount of your annuity payments will not be less than those that would be provided by the application of the annuity value to purchase any single premium immediate annuity contract we then offered to the same class of annuitants.

Evidence of Survival. We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

Gender-Based Annuity Purchase Rates. Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates. The SEP IRA Contract uses unisex annuity purchase rates.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based payout rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex payout rates.

Misstatement of Age or Sex. We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law.

Annuity Options

The following fixed annuity payment options may be available. We may in the future offer more or fewer options. You may choose another option that is not set forth in this Prospectus if it is acceptable to us. Once you begin to receive annuity payments, you cannot change the payment option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

Death of Owner During the Annuity Period. If the owner (or the annuitant, if the owner is a non-natural person) dies during the annuity period, any remaining payments under the annuity option in effect will continue to be made at least as rapidly as under the distribution method in effect as of such owner’s death.

Death of Annuitant During the Annuity Period. If the annuitant under an Annuity Option, or the last surviving joint annuitant under a Joint and Survivor Annuity Option, dies while any guaranteed amounts remain unpaid, the beneficiary may choose either:

(a)	to receive payments for the remainder of the period guaranteed; or

(b)	to receive the present value of the remaining guaranteed payments in a lump sum.

The interest rate used to calculate any present value is the interest rate we used on the annuity date to compute the amount of the annuity payments.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount	We will make equal payments in an amount you choose until the sum of all payments equals the annuity value applied, increased for interest credited. The amount you choose must provide at least ten years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the guaranteed amount has been paid, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period	We will make equal payments for a period you select of at least ten years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you (or if no surviving owner, the beneficiary) may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity	We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant dies before the guarantee period ends, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

Life Annuity With Guaranteed Return of Annuity Value	We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the annuity value applied. If the annuitant dies while guaranteed amounts remain unpaid, the beneficiary may elect to have payments continued for the amount guaranteed or to receive the present value of the remaining guaranteed amount in a lump sum.

*Joint and Survivor Life Annuity	We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years	We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for 5, 10, 15, or 20 years. If the annuitant and the designated second person die before the end of the period, the beneficiary may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity	This annuity option is available only to IRA Contract owners, Roth IRA Contract owners, and SEP IRA Contract owners. Payments will be made annually based on either (a) the life expectancy of the annuitant; (b) the joint life expectancy of the annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. Each subsequent payment will be made on the anniversary of the annuity date. Interest will be credited at our current rate for this option. On the death of the measuring life or lives prior to full distribution of the remaining value, we will pay that value to the beneficiary in a lump sum.

Guaranteed Minimum Income Benefit

General. If you are concerned that poor subaccount investment performance may adversely affect the annuity value on which your annuity payments will be based, we offer an optional Guaranteed Minimum Income Benefit (“GMIB”) rider for an additional charge. The GMIB provides you the ability to receive guaranteed minimum monthly fixed payments in the future if you annuitize under the terms and conditions of the GMIB rider. If you elect the GMIB rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or additional premiums, regardless of fluctuating market conditions. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.” You must annuitize under terms and conditions of the GMIB rider to obtain any benefit from the GMIB. If you do not annuitize under the GMIB rider, the charges collected for this benefit will not be refunded even if you do not annuitize under this rider. There is a waiting period of 10 years from the contract date before you can annuitize under the GMIB rider.

If you elect GMIB, you cannot elect GMWB.

Because of the 10-year waiting period, you should not purchase the GMIB rider if you are over age 60 at issue and may need to annuitize the Contract at age 70 1⁄2 to meet Required Minimum Distributions for IRAs, SEP IRAs, and tax sheltered annuities.

If you decide that you want the protection offered by the GMIB rider, you must elect it at issue. For payment of any GMIB benefit under a joint and survivor life annuity, you will be asked to designate a second person, referred to as the joint annuitant. You cannot elect the GMIB rider if the annuitant or joint annuitant is older than age 75 on the contract date. You may not cancel the GMIB rider once elected. The GMIB rider will

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

terminate upon full surrender, annuitization (under the Contract or GMIB rider) expiration of the last exercise period, death, or termination of the Contract. The GMIB rider will also terminate if the annuitant or joint annuitant is changed and the new annuitant or joint annuitant was older than age 75 on the contract date. However, the GMIB rider will not terminate at death if an eligible spousal beneficiary continues the Contract under the spousal beneficiary continuation option, unless the annuitant is also changed and the new annuitant was older than age 75 on the contract date. If there is a change of annuitant and the rider continues, the GMIB may be reduced and the last exercise date may be reset to an earlier date.

Important Information About the GMIB Rider:

•   We will not refund the GMIB charges, even if you do not annuitize under the GMIB rider.

•   There is a 10-year waiting period before you can annuitize under the GMIB rider.

•   You must elect the GMIB rider at issue.

•   Once you elect the GMIB rider, you cannot cancel it.

•   You cannot elect the GMIB rider if the annuitant or the joint annuitant (if any) are older than age 75 on the contract date.

•   If you elect the GMIB rider, we may in the future require you to use our quarterly rebalancing program and comply with investment allocation restrictions and guidelines. These restrictions and guidelines are further discussed later in this Prospectus. If you do not comply with the restrictions and guidelines within a certain timeframe, we may charge you more for the benefit.

How We Determine the Amount of Your Minimum Guaranteed Income. If you elect the GMIB rider, we determine the amount of minimum income available to you on the date you exercise the GMIB rider by applying the GMIB Base (less applicable premium taxes) applied to the GMIB Annuity Option Payout Rates (“GMIB rates”) for the annuity option you select.

The GMIB Base is only used to calculate the GMIB, and does not establish or guarantee an account value, cash value, minimum death benefit, or a minimum return for any subaccount.

Because the GMIB rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB rider guarantees may be less than the amount of income that would be provided by applying your annuity value to then-current annuity payout rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your annuity value on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity payout rates depend on the sex and ages of the annuitant and any joint annuitant.

GMIB Base. The GMIB Base equals the greater of the GMIB MAV Base and the GMIB Roll-Up Base.

GMIB MAV Base. The GMIB MAV Base is equal to the greatest anniversary value. An anniversary value is equal to the contract value, on the contract date and on each contract anniversary, increased by premium payments and decreased by “adjusted” withdrawals since the contract date or that anniversary.

For this formula, each “adjusted” withdrawal equals the amount withdrawn multiplied by (a) ÷ (b) where:

(a) = GMIB MAV Base and

(b) = the account value.

Both (a) and (b) are calculated immediately prior to the withdrawal.

We will calculate an anniversary value on the contract date and on each contract anniversary thereafter through the earlier of the contract anniversary on or following the annuitant’s 80th birthday (or the joint annuitant’s 80th birthday if earlier) and the date you exercise your GMIB. Changes in the annuitant may cause the rider to terminate. If the rider continues in effect, changes in the annuitant will not increase the period of time used to determine anniversary values. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine anniversary values, and the period of time for calculating the anniversary values has not ended, then the limitation date used for calculating additional anniversary values will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

GMIB Roll-Up Base. The GMIB Roll-Up Base equals the sum of GMIB Roll-Up Base A and GMIB Roll-Up Base B. Dividing the GMIB Roll-Up Base into these components allows us to apply different rates of interest to the GMIB Roll-Up Base associated with certain subaccounts (called “Restricted Subaccounts.”). The Restricted Subaccounts currently include the Ready Assets Prime Money Fund Subaccount, the Eaton Vance Floating-Rate Subaccount, and the JPMorgan Multi-Cap Market Neutral Subaccount.

GMIB Roll-Up Base A: GMIB Roll-Up Base A is equal to:

•	the initial premium allocated to subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 5%, plus

•	subsequent premiums allocated to and account value transferred into subaccounts other than the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 5%, less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from subaccounts other than the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 5%.

The GMIB Roll-Up Base A will not be less than zero.

“Adjusted” Withdrawals: If the total of all withdrawals from subaccounts other than the Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base A on a dollar-for-dollar basis.

If the total of all withdrawals from subaccounts other than the Restricted Subaccounts, including the requested withdrawal, is greater than 5% times the GMIB Roll-Up Base A as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

(a) = GMIB Roll-Up Base A and

(b) = the account value in all subaccounts other than the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Roll-Up Base B: GMIB Roll-Up Base B is equal to:

•	the initial premium allocated to the Restricted Subaccounts, with interest compounded daily from the contract date at an annual rate of 3%, plus

•	subsequent premiums allocated to and account value transferred into the Restricted Subaccounts after the contract date, with interest compounded daily from the contract anniversary on or following each premium payment or transfer at an annual rate of 3%, less

•	all “adjusted” withdrawals (as defined in the box below) and all transfers from the Restricted Subaccounts, with interest compounded daily from the contract anniversary on or following each withdrawal or transfer at an annual rate of 3%.

The GMIB Roll-Up Base B will not be less than zero.

“Adjusted” Withdrawals: If the total of all withdrawals from Restricted Subaccounts during the contract year, including the amount of the requested withdrawal, is less than or equal to 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, we will not adjust withdrawals in the calculation above and thus withdrawals will reduce the GMIB Roll-Up Base B on a dollar-for-dollar basis.

If the total of all withdrawals from Restricted Subaccounts, including the requested withdrawal, is greater than 3% times the GMIB Roll-Up Base B as of the beginning of the contract year, the requested withdrawal in the calculation above will be multiplied by an adjustment factor. The adjustment factor is (a) divided by (b) where:

(a) = GMIB Roll-Up Base B and

(b) = the account value in the Restricted Subaccounts.

Both (a) and (b) are calculated immediately prior to the withdrawal.

GMIB Limitations. The period during which the interest will accrue for purposes of calculating the GMIB Roll-Up Base A or the GMIB Roll-Up Base B is limited. Interest accrues until the earliest of:

1.	The 20th contract anniversary;

2.	The contract anniversary on or following the oldest annuitant’s 80th birthday (or the joint annuitant’s 80th birthday if earlier); or

3.	The date you exercise your GMIB.

If there is a change in annuitant and the GMIB continues, subsequent changes in annuitant will not increase the period of time used to determine interest. At the time of the annuitant change, if as of the contract date a new annuitant was older than the annuitant whose age is then being used to determine the period during which interest will accrue and the period of time for calculating such interest has not ended, then the limitation date used for calculating additional interest will be reset. The new limitation date will be reset based on the age of the new annuitant, but will not be reset to a date earlier than the date of the annuitant change.

Allocation Guidelines and Restrictions. We do not currently, but may in the future, impose certain allocation guidelines and restrictions. Under these allocation guidelines and restrictions, we may require contract owners with the GMIB rider to allocate at least 35% but no more than 85% to subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories. The subaccounts currently available in these investment categories are listed in Appendix F.

We would also require contract owners with the GMIB rider to use the quarterly rebalancing feature. We will notify you at least 90 days in advance of the imposition of any such allocation guidelines and restrictions. If, at the end of this 90-day notice period, you have not complied with these allocation guidelines and restrictions, we will impose a higher charge for the GMIB for the duration of your Contract, but in no event will this charge exceed the maximum charge shown in the “Fee Table.”

Conditions for Electing to Receive Income Payments. You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or joint annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB rider if either the annuitant or joint annuitant is older than age 75 on the contract date.

If you annuitize your Contract at any time other than during a permitted exercise period, (even if necessary to meet federal minimum distribution requirements for IRAs or tax sheltered annuities) the GMIB is not available. For example, you cannot exercise the rider if you annuitize your Contract twelve and one half years after you purchase the Contract or seven years after you purchase the Contract. You are not required to use the GMIB rider to receive annuity payments. However, we will not refund charges paid for the GMIB rider if you annuitize outside of the terms and conditions of the GMIB rider.

Available Annuity Options. The annuity options available when using the GMIB to receive your fixed income are limited to the following:

•	Life Annuity
•	Joint and Survivor Life Annuity
•	Life Annuity with Payments Guaranteed for 10 Years
•	Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the joint annuitant for purposes of the GMIB rider.

Change of Annuitant. If an annuitant or joint annuitant is changed and, as of the contract date, the new annuitant or joint annuitant was older than age 75, the GMIB rider will terminate. Otherwise, if the new annuitant’s or joint annuitant’s age on the contract date was older than the age of the oldest annuitant or joint annuitant currently being used to determine the GMIB, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or joint annuitant’s age. If the recalculated last exercise date is earlier than the date of the change of annuitant, the GMIB rider will terminate. The Contract does not permit two annuitants. However, you may designate a second person referred to as the joint annuitant for certain purposes solely under the GMIB and the GMWB riders. For the GMIB riders, the joint annuitant is a second person designated for payment of any GMIB under a joint and survivor life annuity. The joint annuitant does not have any rights under the Contract or the rider.

Federal tax law requires that under an IRA, the owner must be the annuitant. These tax rules may limit your right to change the annuitant or joint annuitant, which you would otherwise have under the GMIB rider. Consult a tax advisor. If the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, all references to owner shall mean annuitant.

GMIB Charge. We deduct a charge for the GMIB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits – GMIB Charge.”)

Payment of the GMIB is subject to our financial strength and claims-paying ability.

For an example of the calculation of the GMIB, see Appendix D.

Guaranteed Minimum Withdrawal Benefit

The Guaranteed Minimum Withdrawal Benefit is no longer available for purchase. If you previously purchased the Guaranteed Minimum Withdrawal Benefit, your benefits will remain the same. However, if you have previously purchased the Guaranteed Minimum Withdrawal Benefit and have since terminated or terminate at any time in the future, you may no longer elect to purchase it again.

General

If you are concerned that poor subaccount investment performance may adversely impact the amount of money you can withdraw from your Contract, and/or that you may live substantially longer than expected and outlive your account value, we offer an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider for an additional charge. If you elected the GMWB during your lifetime, you can take minimum annual withdrawals and payments from us, if necessary, regardless of your account value each contract year up to a specified amount, referred to as the Guaranteed Lifetime Amount. This means if your account value is depleted at any time while the GMWB is in effect, we guarantee that we will make payments to you equal to the Guaranteed Lifetime Amount over your life (and your co-owner’s life, if there are co-owners), subject to certain conditions and restrictions. If you elect the GMWB rider, you cannot elect GMIB.

You should not elect the GMWB if:

•	you plan to take withdrawals in excess of the Guaranteed Lifetime Amount each contract year because such excess withdrawals may significantly reduce or eliminate the value of the benefit;

•	you are interested in long-term accumulation rather than current payments and are not interested in the protection the benefit provides; or

•	you are using the Contract to fund a roll-over tax sheltered annuity where withdrawal restrictions will apply.

What is the GMWB?

The GMWB is an optional rider that permits you to receive annual minimum withdrawals and payments from us, if necessary, regardless of your account value during your lifetime (or until the second annuitant’s death if there are joint annuitants). There is an additional charge for this rider.

Important Information About the GMWB Rider:

•  If you do not choose to take withdrawals and/or do not receive lifetime payments while this rider is in effect, we will not refund the GMWB charges. If you do receive lifetime payments under your rider, there is a risk that the total amount of the lifetime payments you receive will not exceed the GMWB charges you have paid.

•  If you make withdrawals from your Contract while the rider is in effect, those withdrawals are made from your own account value. We are only required to start using our own money to make lifetime payments to you when and if your account value is reduced to zero (for any reason other than due to an excess withdrawal).

•  We have designed the rider to protect you from outliving your account value. If the rider is terminated or you (and your co-owner, if applicable) die before your account value is reduced to zero, neither you nor your estate will receive any lifetime payments from us, nor will the rider provide for any cash value build-up to provide lifetime payments.

•  We limit your withdrawals to the Guaranteed Lifetime Amount each contract year and impose certain investment allocation guidelines and restrictions in order to minimize the risk that your account value will be reduced to zero before your (or your co-owner’s) death. Accordingly, a significant risk against which the rider protects — that your account value will be reduced to zero (other than due to an excess withdrawal) while you are still alive — may be minimal. Thus, these restrictions also significantly reduce the likelihood that we will make any lifetime payments to you under the rider. In fact, if your Contract’s investment performance over time is sufficient to generate gains that can sustain periodic withdrawals equal to or greater than the Guaranteed Lifetime Amount, then your account value will never be reduced to zero and we will never make lifetime payments to you.

•  For purposes of the GMWB, if you have designated your spouse as your sole primary beneficiary, you may also designate your spouse as a second person whose life will be used to determine benefits under the GMWB rider, referred to as the “joint annuitant.” The joint annuitant does not have any rights under the Contract or the rider.

•  You (and your joint annuitant, if any) must be at least 60 and not more than 80 years old when you elected the GMWB rider.

•  If you elected the GMWB, certain investment allocation guidelines and restrictions apply, including participating in a Quarterly Rebalancing Program or use of specified models under the Asset Allocation Program. These restrictions and guidelines are further discussed later in this Prospectus.

•  For both new and existing Contracts, you may elect either the GMWB or the GMIB, but not both optional benefits.

•  Please note that all withdrawals — even withdrawals made while the GMWB is in effect — reduce your account value and death benefit.

•  We will not accept additional premium payments after you take your first withdrawal after the GMWB Effective Date.

•   Federal tax law requires that if the owner is an individual natural person, then the owner also must be the annuitant. These tax rules may limit your right to change the annuitant or joint annuitant, which you would otherwise have under the GMWB rider. Changing an annuitant may have tax consequences. If the owner is an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, all references to owner shall mean annuitant and the age of the annuitant (and the age of the joint annuitant, if applicable) will be used. Joint annuitants may only be spouses.

•   If you elected the GMWB, you may not elect and/or continue the Dollar Cost Averaging Program discussed earlier in this Prospectus. In addition, after the first withdrawal following the GMWB Effective Date, we will terminate the Automatic Investment Feature.

You should consult with your tax and financial professionals before purchasing the GMWB rider to determine whether the rider is suitable for you.

Important Term: The GMWB Effective Date is the date the GMWB rider becomes effective.

When May I Take Withdrawals?

If you elected the GMWB rider, any withdrawal will be subject to the terms of the GMWB rider. This means that any withdrawal amount (including the “free withdrawal amount”), if greater than the Guaranteed Lifetime Amount, will also reduce your GMWB Base as well as your account value. The “free withdrawal amount” is discussed earlier in this Prospectus.

In order to make withdrawals and still maintain the rider guarantee, you may request to withdraw up to the Guaranteed Lifetime Amount each contract year on or after the GMWB Effective Date. You should note that as long as you have made no withdrawals the Guaranteed Lifetime Amount can increase for ten years after the GMWB becomes effective. (See definitions of “Lifetime Income Percentage” and “GMWB Base” below, to learn how your Guaranteed Lifetime Amount can increase during the ten-year period.) Once you take your first withdrawal after electing the GMWB, the GMWB Base will not increase in the same manner as before the withdrawal. It can only increase to equal the contract value, if greater, on each third contract anniversary.

What is the Guaranteed Lifetime Amount?

We determine your Guaranteed Lifetime Amount by multiplying the GMWB Base by a percentage based on age at the time of your first withdrawal on or after the GMWB Effective Date. This rate is called a Lifetime Income Percentage.

Lifetime Income Percentage × GMWB Base = Guaranteed Lifetime Amount

More specifically, we determine the initial Lifetime Income Percentage based on your age band (or the age band of the younger annuitant if there are joint annuitants) on the date of the first withdrawal on or after the GMWB Effective Date in accordance with the following chart.

Age of Younger Annuitant When First Withdrawal is Taken on or After the GMWB Effective Date	Lifetime Income Percentage
60-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80+	7.0%

Once you have elected the rider, if you change or add a joint annuitant, the Lifetime Income Percentage may change because we base the Lifetime Income Percentage on the (younger) annuitant’s age band at the time of the first withdrawal. Any change in the GMWB Base or the Lifetime Income Percentage will also change the Guaranteed Lifetime Amount.

The Contract does not permit two annuitants. However, you may designate a second person referred to as the joint annuitant for certain purposes solely under the GMIB and the GMWB riders. For the GMWB, the joint annuitant is a second person whose life will be used to determine the benefits under the GMWB rider. For purposes of the GMWB rider, the joint annuitant must be a spouse. The joint annuitant does not have any rights under the Contract or the rider.

Example: To help understand how we calculate the Guaranteed Lifetime Amount, assume that you are age 65 and purchase an L Class Contract with the GMWB rider with an initial premium of $100,000. You do not make any additional premium payments and take your first withdrawal on the fifth contract anniversary. The Lifetime Income Percentage locks in at 5.5% since you are age 70 at the time of the first withdrawal. If your GMWB Base equals $140,000 at such time, then the Guaranteed Lifetime Amount will equal $7,700 ($140,000 X .055). If you add your spouse, age 66, as a joint annuitant and spousal beneficiary on the next contract anniversary, then your Lifetime Income Percentage will be reduced to 5.0%, since your spouse was age 65 at the time you made your first withdrawal and your Guaranteed Lifetime Amount will equal $7,000 ($140,000 X .05).

What if I Withdraw Less Than the Guaranteed Lifetime Amount Each Year?

You may take withdrawals equal to or less than the Guaranteed Lifetime Amount during each contract year. If you choose to receive only a part of, or none of, your Guaranteed Lifetime Amount in any given contract year, you should be aware that your guaranteed minimum withdrawals are not cumulative. You cannot carry over any unused guaranteed minimum withdrawals to any future contract years. The following example is helpful to understand this concept:

Example: If your Guaranteed Lifetime Amount is $1,500 and you withdraw $1,000 during (the current) contract year, your Guaranteed Lifetime Amount will not increase the next contract year by the $500 you did not withdraw in the current contract year.

We do not impose a surrender charge on withdrawals up to the Guaranteed Lifetime Amount each contract year.

What If I Withdraw More Than the Guaranteed Lifetime Amount in a Contract Year?

Each contract year, you may withdraw more than the Guaranteed Lifetime Amount in effect at the time of the withdrawal request. We refer to the portion of any withdrawal that causes cumulative withdrawals in a given year to exceed the Guaranteed Lifetime Amount as an “excess withdrawal.” An excess withdrawal could significantly reduce your GMWB Base and thereby reduce the amount of your future Guaranteed Lifetime Amount.

If cumulative withdrawals in a contract year have already exceeded the Guaranteed Lifetime Amount in effect at the time of a withdrawal request, then the entire amount of that withdrawal will be treated as an excess withdrawal.

Important: Excess withdrawals will reduce your GMWB Base and may do so by substantially more than the actual amount of the excess withdrawal. Excess withdrawals will also reduce your Guaranteed Lifetime Amount. You must carefully manage your withdrawals if you elect the GMWB rider. Due to the long-term nature of the rider’s guarantee, there is a risk that you may need funds in excess of your Guaranteed Lifetime Amount, and that if you do not have other sources of income available, you may need to make withdrawals that will reduce or even eliminate the amount of any lifetime payments you may receive under your rider. If you believe you may need to make excess withdrawals, you should have other sources of liquidity to avoid having to do so; otherwise, the rider may not be appropriate for you.

What is the GMWB Base?

As noted above, the GMWB Base is used to calculate the Guaranteed Lifetime Amount and determine the GMWB charge. This is important because when the GMWB Base increases, the Guaranteed Lifetime Amount and the GMWB charge also increase.

Prior to your first withdrawal (for up to 10 years after the GMWB Effective Date), your GMWB Base will equal your GMWB Maximum Anniversary Value (“MAV”) Base. (See “GMWB MAV Base” for how we calculate the GMWB MAV Base.) However, once you take your first withdrawal on or after the GMWB Effective Date, the GMWB Base will not increase in the same manner as before the withdrawal. Instead, the GMWB Base may only be increased through automatic step-ups on every third contract anniversary after the first withdrawal. The

GMWB Base will be reset to equal your contract value, if higher.

Important: You should carefully consider when to begin taking withdrawals if you have elected the GMWB. If you begin taking withdrawals too soon, you may limit the value of the GMWB. For example, you will not be able to increase your GMWB Base by making additional premium payments and you will lose the potential for increases through annual step-ups. If you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.

No additional premiums can be paid after the date of your first withdrawal on or after the GMWB Effective Date. Please note that if you elected our Automatic Investment Feature (discussed earlier in this Prospectus), it will automatically terminate upon your first withdrawal.

Important: The GMWB Base is used only to calculate the Guaranteed Lifetime Amount and the GMWB Charge, it is not available for withdrawal, and does not establish or guarantee an account value, surrender value, minimum death benefit, or a minimum return for any subaccount.

When and How is the GMWB Base Calculated?	Calculation of your GMWB Base depends on when you make your first withdrawal. There are three distinct time periods that are important to consider:

(1) On the GMWB Effective Date	If the GMWB Effective Date is the contract date, the GMWB Base equals the initial premium. If the GMWB Effective Date is not the contract date, the GMWB Base equals the contract value on the GMWB Effective Date.

(2) Prior to the First Withdrawal	Prior to the first withdrawal after the GMWB Effective Date, the GMWB Base equals the GMWB MAV Base.

GMWB MAV Base: The GMWB MAV Base equals the greatest of the anniversary values. An anniversary value equals the sum of (a) plus (b) where:

(a) is the GMWB Base on the GMWB Effective Date, or is the contract value on each contract anniversary thereafter; and

(b) is the sum of all additional premiums since the last contract anniversary.

As long as the rider is in effect, we will calculate an anniversary value on the GMWB Effective Date and on each contract anniversary thereafter through the earlier of the date you take your first withdrawal (on or after the GMWB Effective Date) and the 10th contract anniversary following the GMWB Effective Date.

No additional anniversary values will be calculated thereafter for purposes of determining the GMWB MAV Base.

(3) On and After the First Withdrawal	If you have not exceeded the Guaranteed Lifetime Amount during a contract year, the GMWB Base does not change. It equals the GMWB Base immediately prior to a withdrawal. However, the GMWB Base on and after any excess withdrawal will equal the lesser of:

(a) the GMWB Base immediately prior to such withdrawal less the Adjusted Excess Withdrawal; and
Adjusted Excess Withdrawal = Excess Withdrawal × GMWB Base/Account Value, where both the GMWB Base and the Account Value are determined immediately prior to such Excess Withdrawal.

(b) the account value after the Excess Withdrawal.

Please note that if the first withdrawal occurs on a contract anniversary, the GMWB Base immediately prior to such withdrawal will be adjusted to reflect the anniversary value (if higher) on that date prior to the withdrawal.

Automatic Step-Up	On each third contract anniversary after the first withdrawal, if the contract value is greater than the GMWB Base, we will increase or “step-up” the GMWB Base to equal such value. The GMWB charge percentage will not change as a result of any step-up.

Please note that if your GMWB increases, there will be a corresponding increase to the charge imposed for this optional feature, as the charge is calculated as a percentage of the GMWB Base.

Are Surrender Charges Applicable to Excess Withdrawals?

As noted above, we do not impose surrender charges on cumulative withdrawals in any given contract year, up to the Guaranteed Lifetime Amount. However, such withdrawals are counted toward the free withdrawal amount for purposes of calculating the surrender charge, if any, applicable to excess withdrawals. Please refer to the explanation of how the free withdrawal amount is calculated under “Partial Withdrawals,” earlier in this Prospectus. A surrender charge will apply if the excess withdrawal is attributable to premiums that are still subject to a surrender charge under your Contract. (See “Charges, Deductions, and Credits — Surrender Charge” and “Charges, Deductions, and Credits — How the Surrender Charge Works” later in this Prospectus for a discussion of how surrender charges are calculated.)

Is a Minimum Surrender Value Required After a Partial Withdrawal?

While the GMWB rider is in effect, we will not require a minimum surrender value after a partial withdrawal, provided the partial withdrawal is not an excess withdrawal. If an excess withdrawal would reduce the account value below $5,000, we will either deny the request or terminate the Contract.

May I Cancel the GMWB Rider?

You may cancel the GMWB rider on each third contract anniversary after the contract date. You must notify our Service Center in writing at least three days but no more than 90 days prior to each such date for your cancellation to be effective on that third contract anniversary. You may not re-elect the GMWB rider after cancellation.

When Will the GMWB Rider Terminate?

The GMWB rider will terminate upon the earliest of:

•	full surrender;

•	a withdrawal that reduces the GMWB Base to zero;

•	annuitization (under the Contract);

•	death of owner (if a natural person) if the Contract is not continued by an eligible spouse under the spousal beneficiary continuation option;

•	death of annuitant (if owner is a custodial IRA Account) if not continued under spousal beneficiary continuation option;

•	termination of the Contract;

•	establishment of an annuity date when your account value is reduced to zero, even if your GMWB Base is greater than zero as described in “What if My Account Value Reaches Zero?” below;

•	following a divorce, the date of death of the joint annuitant if such death occurs before we receive notice of the divorce and the account value is greater than zero; or

•	cancellation of the GMWB rider.

All charges for this benefit will cease upon Contract termination. While the GMWB rider is in effect, we will not terminate any Contract that qualifies for termination due to inactivity. (See “Features and Benefits of the Contract — Inactive Contracts” in your Prospectus.)

What if My Account Value Reaches Zero?

If any withdrawal or deduction of fees or charges reduces the account value to zero and the resulting GMWB Base is greater than zero, all riders attached to the Contract will terminate and we will settle the GMWB. We will not settle the GMWB if your account value reduces to zero due to an excess withdrawal. In such an instance, your Contract will terminate under the minimum surrender value provision.

How GMWB Settlement Works

• We will pay the remaining Guaranteed Lifetime Amount, if any, not yet withdrawn in the current contract year, in a lump sum.

• We will establish an annuity date no earlier than the contract anniversary following the date of the transaction that reduced the account value to zero.

• We will pay a monthly payment equal to the Guaranteed Lifetime Amount divided by 12 until the death of the (second) annuitant.

Please note that we may accept different payment intervals or other lifetime annuity options, but your annuity payments will be reduced. Also if you request a full surrender and your account value at the time of the request is less than your remaining Guaranteed Lifetime Amount for that contract year, first, we will pay you a lump sum equal to such remaining Guaranteed Lifetime Amount. We will then establish an annuity date, as described immediately above. As with any distribution from the Contract, tax consequences may apply. In this regard, before we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as withdrawals for tax purposes. After we establish an annuity date under GMWB settlement, we intend to treat any amounts received by you as annuity payments for tax purposes.

For an example of the operation of the Guaranteed Minimum Withdrawal Benefit, see Appendix E.

Required Minimum Distributions

Beginning in the year in which you reach age 70 1⁄2, provided that you have not begun annuity payments, we will send you a notice at the beginning of each calendar year advising you of the RMD amount for the Contract. If the Contract is owned by an IRA Account, SEP IRA Account or SIMPLE IRA Account, note that the RMD amount for the Contract will not be the full amount necessary to satisfy the RMD for the Account if the Account holds assets in addition to the Contract. Special rules apply to withdrawals of the RMD amount for the Contract only.

Because RMD requirements apply to calendar years, and cumulative withdrawals are determined based on contract years, you must notify us in writing if a particular withdrawal request is being made in order to satisfy your RMD. We will then determine whether the requested RMD withdrawal amount plus any withdrawals you have already taken during that contract year (together, “cumulative withdrawals”) is greater than your Guaranteed Lifetime Amount. If it is, your GMWB Base will be impacted as follows:

Cumulative withdrawals less than or equal to RMD for the Contract:

If cumulative withdrawals for the contract year (including the requested RMD withdrawal) do not exceed the amount necessary to satisfy the RMD rules for the Contract only, then to the extent withdrawals exceed the Guaranteed Lifetime Amount we will not reduce your GMWB Base; the GMWB Base remains as it was prior to the RMD withdrawal.

Cumulative withdrawals greater than RMD for the Contract:

If cumulative withdrawals for the contract year (including the requested RMD withdrawal) exceed the amount necessary to satisfy the RMD rules for the Contract only, then to the extent withdrawals exceed the Guaranteed Lifetime Amount:

(i)     we will not reduce your GMWB Base for the portion of the excess withdrawal that satisfies RMD rules for the Contract only;

(ii)    we will treat the remaining portion that exceeds your RMD requirement for the Contract as an excess withdrawal, and the GMWB Base will be reduced.

         We will subtract from the GMWB Base, as determined just prior to the requested withdrawal, the excess withdrawal amount multiplied by the GMWB Base divided by the account value, where both the GMWB Base and the account value are determined immediately prior to the such excess withdrawal;

(iii)  your new GMWB Base will equal the lesser of the resulting amount in (ii) or your account value after the requested withdrawal is deducted.

Excess withdrawal treatment of the RMD amount for the Contract may generally be avoided through careful timing of RMD withdrawals – e.g., by withdrawing only one calendar year’s RMD withdrawal amount for the Contract during any contract year – and by requesting only the amount necessary, when added to other withdrawals made during a calendar year, to satisfy the RMD for the Contract. Because the timing and the amount of the RMD withdrawal is critical, you should consult a tax adviser to help you determine the best time to request an RMD withdrawal.

Allocation Guidelines and Restrictions

If you elected the GMWB rider, you must use certain models in our Asset Allocation Program or participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. For both new and existing Contracts, we reserve the right to change these Allocation Guidelines and

Restrictions or impose additional limitations on your ability to allocate to or make transfers among the subaccounts.

The asset allocation models and Rebalancing Program’s investment restrictions are generally designed to provide consistent returns by minimizing risk. In minimizing risk, however, such programs may also limit the potential for your account value to appreciate. If you were not subject to the Allocation Guidelines and Restrictions under this rider, it is possible that you could earn a higher rate of return on your account value. You should consult with your registered representative to assist you in determining whether these models and/or investment restrictions are suited for your financial needs and risk tolerance.

For detailed information on the Rebalancing Program and Asset Allocation Program models, see these sections earlier in this Prospectus.

Rebalancing Program. If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are listed in Appendix F.

Your total allocations must equal 100%. You may change your allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMWB rider is in effect.

Important Mechanics of the Rebalancing Program:

•    You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

•    Your first rebalancing date must be within 95 days from the GMWB Effective Date.

•    You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

•    You may request to change your instructions while the GMWB rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

•    If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMWB rider will be terminated.

•    Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMWB rider is in effect.

For contract owners who purchased the contract on or after April 13, 2009:

Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•	Moderately Conservative; or

•	Moderate.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

For contract owners who purchased the contract prior to April 13, 2009:

Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:

•	Moderately Conservative,

•	Moderate, or

•	Moderately Aggressive.

At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.

If you no longer wish to participate in the Asset Allocation Program or if we notify you that the asset allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions that satisfy the Allocation Guidelines and Restrictions. If you do not provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your account value will then be rebalanced to the same subaccounts of the asset allocation model you previously selected, and with the percentages that existed for that asset allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your account value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.

Spousal Continuation

If an eligible spousal beneficiary who was at least 60 on the spousal continuation date or a joint annuitant/spousal beneficiary becomes the owner, we currently reset the GMWB Base to equal the greater of the account value less uncollected charges and the prior GMWB Base on the spousal continuation date. We will then determine the Lifetime Income Percentage and the Guaranteed Lifetime Amount based on the age of the spouse on the spousal continuation date, subject to the terms and conditions in effect at that time. Only the death of the owner (or the primary annuitant, as applicable), may result in spousal continuation. However, if the joint annuitant predeceases the owner (or primary annuitant, as applicable), we will reset the GMWB Base to equal the account value less uncollected charges, if higher as of the date of the joint annuitant’s death. We will also increase the Lifetime Income Percentage if higher than the existing Lifetime Income Percentage.

You must designate your spouse as the sole primary beneficiary in order for him/her to be able to continue the GMWB rider under the spousal beneficiary continuation option.

Important note: If the contract owner is a non-natural owner and a non-grantor trust, spousal continuation generally is not available, and the GMWB may not be appropriate. In addition, spousal continuation may not satisfy RMD rules for tax sheltered annuities. Please consult your tax advisor.

In the Event of Divorce

In the event of divorce, the former spouses must provide a final decree of divorce (including any property settlement, order or agreement) to us at our Service Center, in a form acceptable to us. Under current tax law, the spousal beneficiary continuation option is not available to persons who are no longer spouses; therefore, lifetime withdrawals are not guaranteed for the lives of both the joint annuitants under the GMWB rider if such joint annuitants divorce before your account value reaches zero.

For this reason, we generally do not permit former spouses to continue as joint annuitants of the rider after divorce.

Furthermore, we are unable to “split” a Contract into two Contracts upon divorce. If a final decree of divorce, property settlement, order or agreement requires that a Contract be divided among two former joint annuitants, any partial surrender made for the purpose of dividing the annuity account value will be subject to any tax consequences that would normally apply. In addition, if the partial surrender made for such purpose causes cumulative withdrawals for that Contract year to exceed the Guaranteed Lifetime Amount, the portion of the withdrawal that exceeds the Guaranteed Lifetime Amount will be treated as an excess withdrawal.

Continuation of the rider. We do permit either one of the former spousal joint annuitants to continue the rider and the Contract by becoming the sole annuitant. Please note, however, that we will continue to charge for the GMWB rider. Upon the death of the sole annuitant, the rider will terminate.

Until we receive notice that as a result of a divorce one of the former spouses will remain or become the sole annuitant of the Contract, we will continue to treat both former spouses who were joint annuitants as the annuitants under a Contract with the GMWB rider. Please note, however, that we will terminate the rider upon the death of the first joint annuitant to die if such death occurs before the account value reaches zero, and we will not permit the surviving former spouse to continue the GMWB rider under the spousal beneficiary continuation option, if we discover that divorce occurred before your account value reaches zero.

On or after the account value reaches zero. If divorce occurs on or after the account value reaches zero, we will split the monthly GMWB settlement payments according to the property settlement, order or agreement, pursuant to the final decree of divorce. Such property settlement, order or agreement should specifically reference this Contract. Prior to your sending us such notification, we will make monthly GMWB settlement payments in the manner prescribed by the annuitant(s) pursuant to the terms of the GMWB rider.

In any event, you should consult a tax advisor concerning the tax consequences that can arise under your Contract and GMWB rider as a result of divorce.

Benefit Available on Maturity Date

If the maturity date occurs while the GMWB rider is in effect, you may choose monthly payments equal to (i) the Guaranteed Lifetime Amount divided by 12, or (ii) payments based upon your annuity value on the maturity date. These payments will continue until the death of the annuitant (or joint annuitant, if any). The payments you would receive under option (i) are different from the payments you would receive under option (ii). You should consult with your Financial Advisor to determine which option is more appropriate for you.

We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days prior to the maturity date.

GMWB Charge. We deduct a charge for the GMWB rider that compensates us for the costs and risks we assume in providing this benefit. (See “Charges, Deductions, and Credits — GMWB Charge.”)

Payment of the GMWB is subject to our financial strength and claims-paying ability.

Inactive Contract

The Contract will be terminated at the end of any valuation period if all of the following conditions are satisfied:

1)    No premium payments have been received during the prior 36 months;

2)    The total of all premium payments made, less any partial withdrawals, is less than $5,000; and

3)    The account value (less uncollected charges) is less than $5,000.

Accordingly, no Contract will be terminated due solely to negative investment performance. If the Contract is terminated due to the above reasons, we will pay you the surrender value in a lump sum.

Charges, Deductions, and Credits

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of the charges deducted may differ depending on the Class of the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges in part to cover such expenses.

Asset-Based Insurance Charge

We impose an asset-based insurance charge, which varies according to Class. The current asset-based insurance charge may be changed, but it will never exceed the maximum charge of 2.00% for any Class. The current asset-based insurance charge is 1.25% for the B Class, 1.45% for the L Class, 1.60% for the C Class, and 1.65% for the XC Class.

We deduct this charge daily from the net asset value of the subaccounts prior to the annuity date. This amount compensates us for mortality risks we assume for the annuity payment made under the Contract. These guarantees include making annuity payments which won’t change based on our actual mortality experience.

The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making available and maintaining subaccounts under the Contract, and performing accounting, regulatory compliance, and reporting functions.

If the asset-based insurance charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. However, we may change the asset-based insurance charge at any time, but it will never exceed the maximum charge of 2.00% for any Class.

Surrender Charge

When Imposed. We may impose a surrender charge on partial withdrawals and surrenders. The amount of the surrender charge varies by Class. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. The surrender charge applies to each subsequent premium payment, as well as the initial payment. However, the Contract permits withdrawal of the “free withdrawal amount” annually without a surrender charge through lump-sum or systematic withdrawals. (See “Withdrawals and Surrenders.”)

The surrender charge equals a percentage of each premium withdrawn. Each premium, whether initial or subsequent, is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

Complete Years Elapsed Since Each Payment of Premium	B Class	L Class	C Class	XC Class
0 years	7.0%	6.0%	2.0%	8.0%
1 year	6.0%	5.0%	0.0%	8.0%
2 years	5.0%	4.0%	0.0%	7.0%
3 years	4.0%	3.0%	0.0%	7.0%
4 years	3.0%	0.0%	0.0%	6.0%
5 years	2.0%	0.0%	0.0%	6.0%
6 years	1.0%	0.0%	0.0%	5.0%
7 years	0.0%	0.0%	0.0%	4.0%
8 years	0.0%	0.0%	0.0%	3.0%
9 years	0.0%	0.0%	0.0%	0.0%

The charge is calculated on total premiums withdrawn from the Contract. If the account value at the time of withdrawal is less than your premiums paid in, the charge will still be based on the remaining premiums.

The “free withdrawal amount” is never subject to the surrender charge. Also, currently, we do not impose a surrender charge on amounts withdrawn during any contract year up to the Guaranteed Lifetime Amount while the GMWB rider is in effect. (See “Guaranteed Minimum Withdrawal Benefit,” earlier in this Prospectus.)

For withdrawals in any contract year, we assume gain is withdrawn first, followed by premiums. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

How The Surrender Charge Works

If you have an L Class Contract, you elected no optional riders, and made a $10,000 premium payment and due to negative investment experience only $9,500 remained in the Contract when you withdrew it two years later, we would impose a 4.0% charge on the $9,000 (which represents the $10,000 premium payment less the $1,000 “free withdrawal amount”). If instead the $10,000 premium payment you made to the Contract grew to $11,000 due to positive investment experience, and you withdrew $600 of gain two years later, and withdrew the remaining $10,400 in a subsequent withdrawal that same contract year (assuming no investment gain or loss between the two withdrawals), we would not impose a surrender charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4.0% surrender charge only on $10,000 of the $10,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted. For surrenders, we deduct the charge from the amount of your withdrawal request. For partial withdrawals, we deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your account value. The example below shows how this works.

Pro Rata Deductions

You have a C Class Contract with a current account value of $100,000. $60,000 is in the BlackRock Basic Value Subaccount, and $40,000 is in the BlackRock International Fund Subaccount. You withdraw $20,000 from the Contract, and the entire $20,000 is subject to a 2% surrender charge ($400). Accordingly, $240 (60% of $400) is deducted from the BlackRock Basic Value Subaccount and $160 (40% of $400) is deducted from the BlackRock International Fund Subaccount.

Contract Fee

We may charge a $50 contract fee on each contract anniversary, upon surrender, or upon annuitization. We will impose this fee if the greater of account value (less uncollected charges) or premiums (less withdrawals) is less than $50,000.

The contract fee compensates us for the expenses related to the maintenance of the Contract. We do not deduct the contract fee after the annuity date. The contract fee may be changed, but it will never exceed the maximum fee of $75.

If the contract fee applies, we will deduct it as follows:

• We deduct this fee from your account value on each Contract anniversary before the annuity date.

• We deduct this fee from your account value if you surrender or annuitize the Contract on any date other than a contract anniversary.

• We deduct this fee on a pro rata basis from all subaccounts in which your account value is invested.

Transfer Fee

You may make up to twelve transfers among subaccounts per contract year without charge. If you make more than twelve, we will charge you $25 (guaranteed not to exceed $30) for each extra transfer in that contract year. We deduct this fee pro rata from the amount transferred. Transfers made by us under the Dollar Cost Averaging Program, the Asset Allocation Program, and the Rebalancing Program will not count toward the twelve transfers permitted among subaccounts per contract year without charge. (See “Dollar Cost Averaging Program,” “Asset Allocation Program,” “Rebalancing Program,” and “Transfers Among Subaccounts.”)

GMDB Charge

If you elect a GMDB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We won’t deduct this charge after the annuity date. The current and maximum GMDB charge percentages vary according to the type of GMDB that you choose. We have the right to change the current GMDB charge percentage, but it will never exceed the maximum GMDB charge percentage. The amount of the GMDB charge is calculated on each monthaversary by multiplying the GMDB Base by the current annual GMDB charge percentage noted below and dividing the resulting amount by 12. On each quarterversary, we deduct the sum of the GMDB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the first day of the following month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMDB charges. (See “Death Benefit – Guaranteed Minimum Death Benefit Options” for the definition of the respective GMDB Base values.) The annual GMDB charges are as follows:

Type of GMDB	Current GMDB Charge %	Maximum GMDB Charge %
Return of Premium	0.15%	0.40%
Maximum Anniversary Value	0.25%	0.65%

If the GMDB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any GMDB charge that would be collected on the next quarterversary. We deduct the GMDB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMDB charge regardless of whether the GMDB has any value.

GMIB Charge

If you elect the GMIB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We do not deduct the GMIB charge after the annuity date. The current annual GMIB charge percentage is 0.50%. We have the right to change the current GMIB charge percentage, but it will never exceed the maximum GMIB charge percentage which is 0.90%. The amount of the GMIB charge is calculated on each monthaversary by multiplying the GMIB Base by the current annual GMIB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Income Benefit” for the definition of GMIB Base). On each quarterversary, we deduct the sum of the GMIB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the first day of the following month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMIB charges. If the GMIB rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct this GMIB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMIB charge regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

GMWB Charge

If you elected the GMWB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the GMWB charge after the annuity date, nor will we assess the GMWB charge after GMWB Settlement. The current annual GMWB charge percentage is 0.75%. We have the right to change the current GMWB charge percentage, but it will never exceed the maximum GMWB charge percentage, which is 1.50%. The amount of the GMWB charge is calculated on each monthaversary by multiplying the GMWB Base by the current annual GMWB charge percentage and dividing the resulting amount by 12. (See “Guaranteed Minimum Withdrawal Benefit” for the definition of GMWB Base.) Accordingly, if the GMWB Base increases, there will be a corresponding increase in the amount of the GMWB charge. On each quarterversary, we deduct the sum of the GMWB charges calculated on each of the three previous monthaversaries from the account value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the first day of the following month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMWB charges. If the GMWB Rider is terminated at any time other than on a quarterversary, we will deduct from the account value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMWB charge on a pro rata basis from all subaccounts in which your account value is invested. We deduct the GMWB charge regardless of whether the GMWB ever reaches GMWB settlement.

Other Charges

Redemption Fee. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

Tax Charges. We reserve the right, subject to any necessary regulatory approval, to charge for assessments or federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Separate Account any taxes imposed on the Separate Account’s investment earnings. (See “Tax Status of the Contract.”)

Fund Expenses. In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table.”) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund. Although certain Fund Classes impose sales charges on shares sold to the general public, any such Fund-level sales charges are waived for purchases and redemptions of Fund shares under the Contract.

Changes in Contract Charges or Fees. If we have reserved the right to change a Contract charge or fee, any such changes will be applied by Class, and will be based upon changes in applicable experience factors such as investment income and returns, mortality, persistency, expenses, and taxes. Any change will be determined in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which the Contract is delivered. The charges after any change will not exceed the maximum charges.

Premium Taxes. Various jurisdictions impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the annuity value on the annuity date. Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5% for qualified plans. Although we pay these taxes when due, we won’t deduct them from your account value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that jurisdiction, and the premium tax laws of that jurisdiction. New York does not currently impose a premium tax on annuity contracts.

Contract Credits

Credits may be added to your account value. Currently, we are not adding any credits to your account value. We reserve the right to add, modify, or discontinue any credit at any time in our sole discretion.

Tax Information

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. The federal income tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as an IRA Contract, Roth IRA Contract, SEP IRA Contract, or tax sheltered annuity Contract, your contract is called a qualified contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Tax Status of the Contract

Purchasing the Contract. You may purchase the Contract as a traditional IRA Contract, Roth IRA Contract, or SEP IRA Contract or through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. You should be aware that if you purchase the Contract as an investment vehicle for an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, you may pay fees in excess of those that you would otherwise pay if the publicly available mutual funds available under the Contract are purchased by the Account directly from the mutual fund provider. If you purchase the Contract other than as a qualified contract, the Contract is unlikely to satisfy diversification and owner control requirements under Federal tax law to be treated as an annuity contract for Federal tax purposes. Tax-deferral will be dependent upon continued qualification of your IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account. The tax treatment associated with withdrawals, transfers, assignments, and surrenders under the Contract is uncertain when the Contract is held by an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account. For further information, please consult a tax advisor.

Taxation of Annuities

Distributions and Required Minimum Distributions. For tax sheltered annuities, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. For IRAs (and IRA annuities), distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. Roth IRAs do not require distributions at any time prior to the owner’s death. Minimum distribution rules upon death of an owner apply to all qualified contracts.

Note: The Treasury made changes to the Required Minimum Distribution rules which may impact the amount of RMD, if any, you must take. Specifically, if your qualified annuity provides a guaranteed benefit (GMDB, ADB, a GMIB, or a GMWB), the actuarial present value of the benefit(s) you elected may be included in your total RMD calculation. Consult a tax advisor.

Withdrawals. In the case of a withdrawal under a qualified Contract, a ratable portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total contract value. Your “investment in the contract” generally equals the amount of any non-deductible or after-tax contributions made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

Although the tax treatment is not clear, if you purchased a GMWB rider and you take a withdrawal from your Contract before the Contract is annuitized, we intend to treat the value of the Contract as the greater of:

(1)	your account value immediately before the distribution, or

(2)	your Guaranteed Lifetime Amount immediately before the distribution in calculating the amount of your distribution that is taxable.

See Appendix I for GMWB tax examples.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity Contract comply with applicable tax requirements before we process your request.

Annuity Payments. Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Bonus amounts are not treated as an “investment in the Contract.”

Taxation of Death Benefit Proceeds. Amounts may be paid from a Contract because the owner or annuitant (if the owner is an IRA Account or Roth IRA Account) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments.

Individual Retirement Annuities

Traditional IRAs. Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an “IRA.” This Contract is available for purchase either as an IRA Contract or through an established IRA Account with MLPF&S. An individual may make annual contributions of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. Distributions from certain eligible employer plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the IRC, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements. Distributions from SEP IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.

Roth IRAs. A Contract is available for purchase as a Roth IRA or by a separately established Roth IRA Account with MLPF&S. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. An individual may make annual contributions to a Roth IRA of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The individual may be eligible for a non-refundable tax credit with respect to a percentage of the contributions depending on the individual’s filing status and income. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed distributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues for IRAs and Roth IRAs. Total annual contributions to all of an individual’s IRAs and Roth IRAs may not exceed the limit specified in the IRC or 100% of the compensation includible in the individual’s gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant’s Federal income tax liability. The withholding rate varies according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

The Contract and its endorsements have been approved by the IRS as to form for use as an IRA or Roth IRA. Approval by the IRS is a determination only as to the form of the Contract and does not represent a determination on the merits of the Contract.

Tax Sheltered Annuities

Section 403(b) of the IRC allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance from employment, death, or disability.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. Taxable “eligible rollover distributions” from tax sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an

IRA established by the direct rollover. The Contract includes enhanced death benefit provisions that could be characterized as an incidental benefit, the amount of which is limited in a tax sheltered annuity. Because an enhanced death benefit may exceed this limitation, individuals using the Contract in connection with such plans should consult their tax advisors. The ADB is not currently available with a tax sheltered annuity.

Why Must the Contracts Only Be Qualified or Purchased through Qualified Accounts?

You may only purchase this Contract as an IRA Contract, Roth IRA Contract, or SEP IRA Contract or through an established IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account with MLPF&S. Please note that prior to September 25, 2007, this Contract was permitted to be issued as a tax sheltered annuity contract. However, effective September 25, 2007, we no longer accept any additional contributions from any source to your 403(b) Contract. In addition, effective September 25, 2007, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. If we issued this Contract other than as IRA Contracts, Roth IRA Contracts, SEP IRA Contracts, or tax sheltered annuity Contracts or other than through IRA Accounts, Roth IRA Accounts, SIMPLE IRA Accounts, or SEP IRA Accounts, the Contracts would not be treated as annuity contracts for Federal income tax purposes and would therefore be taxed currently.

Variable annuity contracts (other than certain qualified contracts, including those that qualify as IRAs) are generally not treated as annuities for Federal income tax purposes and thus lose their tax-deferred character if they do not satisfy certain diversification requirements set forth in section 817(h) of the IRC or if the owner can exercise control over the underlying investments. Investing in mutual fund shares that are “publicly available,” i.e., shares of mutual funds that can be purchased directly without purchasing a variable annuity or life insurance contract, is incompatible with these requirements. The mutual funds available through the Contracts are publicly available.

Accordingly, standing alone, the Contracts would not be treated as annuity contracts for Federal income tax purposes. However, this does not mean that an individual purchasing a Contract either as an IRA Contract, Roth IRA Contract, SEP IRA Contract, or tax sheltered annuity Contract or through an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, will be taxed currently on the Contract’s earnings.

•	If a Contract is purchased through an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account, that Account should itself be exempt from current taxation until distributions occur, in accordance with the rules governing IRA Accounts, Roth IRA Accounts, SIMPLE IRA Accounts, or SEP IRA Accounts discussed above, as long as the Account continues to qualify as an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account. As a result, tax deferral of a Contract that is purchased through such an Account will be dependent solely upon the continued qualification of the Separate Account as an IRA Account, Roth IRA Account, SIMPLE IRA Account, or SEP IRA Account.

•	Contracts that qualify as IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities are not subject to restrictions against investing in publicly available mutual funds or to the distribution requirements of section 72(s). However, they must satisfy other requirements in order to qualify as IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities. We believe that Contracts purchased as IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities will satisfy the applicable requirements and will therefore be exempt from current taxation until distributions occur, in accordance with the rules described above governing the Federal income tax treatment of IRAs, Roth IRAs, SEP IRAs, or tax sheltered annuities.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. While distributions from qualified contracts are not subject to the tax, such distributions may be includible in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified contract could cause your other investment income to be subject to the tax. Please consult a tax advisor for more information.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, except for eligible rollover distributions from qualified plans including tax sheltered annuities, recipients can usually choose not to have tax withheld from distributions.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,250,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. - source income that is generally subject to United Stated federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

Beginning in 2014, we may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Possible Charge For Our Taxes

Currently we don’t charge the Separate Account for any Federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

Required Minimum Distributions

Please note that the actuarial present value of additional contract benefits must be added to the account value in calculating RMD withdrawals from annuity contracts funding IRAs and tax sheltered annuities, which could increase the amount you are required to withdraw. RMD rules do not apply to Roth IRA contracts before death, and there are additional RMD rules for tax sheltered annuities. Please consult your tax adviser.

Note that RMD requirements apply to calendar years, and cumulative withdrawals are determined based on contract years. The imposition of a more costly adjustment factor to an RMD withdrawal may generally be avoided through careful timing of RMD withdrawals — e.g., by withdrawing only one calendar year’s RMD withdrawal amount for the Contract during any contract year — and by requesting only the amount necessary, when added to other withdrawals made during a calendar year, to satisfy the RMD for the Contract. Because the timing and the amount of the RMD withdrawal is critical, you should consult a tax adviser to help you determine the best time to request an RMD withdrawal.

If the Contract is held within a Merrill Lynch custodial IRA Account, you also may receive an additional RMD calculation from the Merrill Lynch Retirement Group each year that reflects the account value and RMD amount with respect to the entire IRA Account. If you hold other assets within your MLPF&S custodial IRA Account in addition to the Contract, the RMD amount referenced in the custodial IRA Account notice will be greater than the RMD for the Contract.

If you purchased the GMIB EXTRA, making an RMD withdrawal from the Contract in excess of the RMD amount for the Contract may significantly reduce your GMIB EXTRA Base. If you purchased the GMWB, making an RMD withdrawal from the Contract in excess of the RMD amount for the Contract may significantly reduce your GMWB Base.

When must RMDs be taken? Generally, the first RMD is for the calendar year in which you reach age 70 1⁄2 (or if later the year you retire for non-IRA qualified annuity contracts). The IRS permits you to take this RMD during the calendar year you reach age 70 1⁄2 or to delay it until some time between January 1 and (but no later than) April 1 of the next calendar year. If you choose to delay taking the first RMD payment until the subsequent calendar year, then you will have to take two RMDs that calendar year (the delayed RMD for the first calendar year and the RMD for the current calendar year).

If you choose to delay taking the first RMD payment until the subsequent calendar year with respect to the assets in the Contract and cumulative withdrawals for that contract year (including the RMD amounts for the prior calendar year and current calendar year) exceed your Guaranteed Lifetime Amount or 5% (6%             June 23, 2008) times the GMIB EXTRA Roll-Up Base, we will treat any amount in excess of your RMD amount for the current calendar year as an Excess Withdrawal, which will reduce your GMWB Base or GMIB EXTRA Base, respectively. In other words, we will treat RMD withdrawals favorably only for the current calendar year.

For examples, please see Appendix H and Appendix I.

How are RMDs calculated? There are two methods of calculating RMDs: the account-based method and the annuity-based method. To calculate the RMD for the Contract, we use the account-based method. We determine your RMD for the Contract by taking the sum of the account value of the Contract as of December 31st of the past calendar year and the actuarial present value of any optional guarantees you elected (if applicable), and multiplying this amount by a number corresponding to your age from an IRS Table (RMD Factor). The resulting amount calculated is the RMD for the Contract for that year.

Account-Based Method:	RMD amount for the Contract = [account value as of Dec 31st ± actuarial present value of optional guarantee(s)] * the applicable RMD Factor

(If your spouse is your sole beneficiary and is more than 10 years younger than you, the RMD Factor may be from another IRS table and may produce a smaller RMD amount.) The RMD amount will vary each year as the account value, actuarial present value of optional contract guarantees, and the RMD Factor change.

If you choose an annuity-based method, you do not have to do annual calculations.

Annuity-Based Method:	You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables. The annuity payout method satisfy IRS regulations.

As long as the total amount you take every year satisfies your overall RMD amount for your IRAs, you may choose to take the RMD from any one or more non-Roth IRAs that you own. If you also own other non-IRA qualified retirement plan assets, you will need to take those assets into account for RMD purposes, as well; however, you must take the RMD applicable to each type of qualified plan only from the plan to which the RMD amount relates. For example, if you own a tax sheltered annuity and a 401(k) plan, you must take the RMD required for the tax sheltered annuity from the tax sheltered annuity assets, and the RMD required for the 401(k) plan from the 401(k) assets. You may not take both from one or the other or from your IRA accounts. You also cannot take your IRA RMD amount from either the tax sheltered annuity or the 401(k) plan.

There are additional RMD rules that apply after you die. These vary depending on whether you die before or after the date you are required to begin taking RMDs, and whether the beneficiary is spousal, non-spousal, or a non-natural person. To better understand these rules, you should consult your tax adviser.

Performance Information

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts for a Class. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount for a Class are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yield of the Ready Assets Prime Money Fund Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a subaccount (other than the Ready Assets Prime Money Fund Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. We provide average annual total returns for the subaccounts on a Class-specific basis. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each period. These percentages include any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes. Total returns do not reflect any rider charges, nor bonus amounts if applicable.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts for each Class. For example, we may present total return performance information that doesn’t reflect a deduction for the surrender charge. This presentation assumes that an investment in the Contract will extend beyond the period when the surrender charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations on a Class-specific basis. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts for each Class. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly or quarterly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present total performance information for a hypothetical Contract assuming participation in the Asset Allocation Program or the Rebalancing Program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the surrender charge, any rider charges, and any bonus amounts, if applicable. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis. Advertising and sales literature for the Contracts may also compare the performance of the subaccounts on a Class-specific basis to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any deduction for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

Other Information

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your account value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com/MerrillLynch.aspx.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Service Center specified in the Definitions. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

If we have received proper telephone authorization, you may make the following choices via telephone:

(1)	Transfers

(2)	Premium allocation instructions

(3)	Withdrawals, other than full surrenders

(4)	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is genuine. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot guarantee reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;

(2)	ratification of a Fund’s independent accountant;

(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;

(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and

(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each subaccount, the value of each accumulation unit of each subaccount, and the account value and the surrender value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Changes to the Separate Account

We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate the Separate Account as a management investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts. Before we make certain changes we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, Inc., licensed as insurance agents in the states in which they do business, and appointed through Merrill Lynch Life Agency, Inc. as our insurance agents.

We pay commissions to Merrill Lynch Life Agency, Inc. for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, Merrill Lynch Life Agency, Inc. pays Distributor a portion of the commissions it receives from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from Merrill Lynch Life Agency, Inc. for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to Merrill Lynch Life Agency, Inc. is 5.25% of each premium and up to 1.20% of account value per year. The maximum commission payable to Financial Advisors for Contract sales is 2.25% (less for L and C Class Contracts) of each premium and up to 0.50% of account value per year. In addition, on the annuity date the maximum commission payable to the Financial Advisors is 1.50% of the account value not subject to a surrender charge. The amount of commissions will vary by Class, but will not exceed the maximum amounts listed above.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from Merrill Lynch Life Agency, Inc. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than Merrill Lynch Life Agency, Inc. and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of New York and to the regulations of the New York Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The New York Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Contract and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Experts

The financial statements of Transamerica Advisors Life Insurance Company of New York as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the ML of New York Variable Annuity Separate Account D as of December 31, 2012, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

ACCUMULATION UNIT VALUES

(Condensed Financial Information)

Class B

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Invesco Value Opportunities Fund
5/20/2011 to 12/31/2011	$1.00	$0.92	0.0
1/1/2012 to 12/31/2012	$0.92	$1.06	0.0
Invesco Mid Cap Core Equity Fund
3/4/2005 to 12/31/2005	$10.67	$11.44	0
1/1/2006 to 12/31/2006	$11.44	$12.56	810.5124
1/1/2007 to 12/31/2007	$12.56	$13.63	756.3
1/1/2008 to 12/31/2008	$13.63	$9.76	726.3
1/1/2009 to 12/31/2009	$9.76	$12.55	8,960.0
1/1/2010 to 12/31/2010	$12.55	$13.95	610.7
1/1/2011 to 12/31/2011	$13.95	$12.92	0.0
1/1/2012 to 12/31/2012	$12.92	$14.08	0.0
AllianceBernstein International Value Fund
5/1/2007 to 12/31/2007	$10.54	$10.43	2,612.7
1/1/2008 to 12/31/2008	$10.43	$4.79	3,185.3
1/1/2009 to 12/31/2009	$4.79	$6.34	2,441.5
1/1/2010 to 12/31/2010	$6.34	$6.48	2,479.0
1/1/2011 to 12/31/2011	$6.48	$5.10	1,112.6
1/1/2012 to 12/31/2012	$5.10	$5.76	996.8
AllianceBernstein Discovery Value Fund
3/4/2005 to 12/31/2005	$10.88	$11.85	6,254.5158
1/1/2006 to 12/31/2006	$11.85	$13.30	24,847.2924
1/1/2007 to 12/31/2007	$13.30	$13.43	5,426.9
1/1/2008 to 12/31/2008	$13.43	$8.68	5,683.7
1/1/2009 to 12/31/2009	$8.68	$12.16	0.0
1/1/2010 to 12/31/2010	$12.16	$15.19	0.0
1/1/2011 to 12/31/2011	$15.19	$13.74	0.0
1/1/2012 to 12/31/2012	$13.74	$16.02	0.0
AllianceBernstein Value Fund
3/4/2005 to 12/31/2005	$10.75	$11.33	0.0
1/1/2006 to 12/31/2006	$11.33	$13.56	0.0
1/1/2007 to 12/31/2007	$13.56	$12.80	0.0
1/1/2008 to 12/31/2008	$12.80	$7.34	0.0
1/1/2009 to 12/31/2009	$7.34	$8.64	0.0
1/1/2010 to 12/31/2010	$8.64	$9.50	0.0
1/1/2011 to 12/31/2011	$9.50	$9.01	0.0
1/1/2012 to 12/31/2012	$9.01	$10.22	0.0
AllianzGI NFJ Dividend Value Fund
5/1/2007 to 12/31/2007	$10.51	$10.28	1,122.9
1/1/2008 to 12/31/2008	$10.28	$6.47	2,503.5
1/1/2009 to 12/31/2009	$6.47	$7.22	2,801.3
1/1/2010 to 12/31/2010	$7.22	$8.06	2,656.8
1/1/2011 to 12/31/2011	$8.06	$8.21	3,412.6
1/1/2012 to 12/31/2012	$8.21	$9.23	3,286.7

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AllianzGI NFJ Small-Cap Value Fund
3/4/2005 to 12/31/2005	$11.05	$12.18	0
1/1/2006 to 12/31/2006	$12.18	$14.26	320.1896
1/1/2007 to 12/31/2007	$14.26	$14.94	632.2
1/1/2008 to 12/31/2008	$14.94	$10.85	2,037.1
1/1/2009 to 12/31/2009	$10.85	$13.28	1,700.4
1/1/2010 to 12/31/2010	$13.28	$16.38	1,638.1
1/1/2011 to 12/31/2011	$16.38	$16.52	1,533.3
1/1/2012 to 12/31/2012	$16.52	$18.00	1,463.6
AllianzGI NFJ Mid-Cap Value Fund
3/4/2005 to 12/31/2005	$10.16	$10.76	0.0
1/1/2006 to 12/31/2006	$10.76	$11.91	0.0
1/1/2007 to 12/31/2007	$11.91	$12.41	0.0
1/1/2008 to 12/31/2008	$12.41	$7.35	0.0
1/1/2009 to 12/31/2009	$7.35	$9.69	0.0
1/1/2010 to 12/31/2010	$9.69	$11.53	0.0
1/1/2011 to 12/31/2011	$11.53	$11.25	0.0
1/1/2012 to 12/31/2012	$11.25	$12.81	0.0
American Century Equity Income Fund
3/4/2005 to 12/31/2005	$10.54	$10.75	3,316.1465
1/1/2006 to 12/31/2006	$10.75	$12.66	3,761.7147
1/1/2007 to 12/31/2007	$12.66	$12.68	0.0
1/1/2008 to 12/31/2008	$12.68	$9.99	0.0
1/1/2009 to 12/31/2009	$9.99	$11.04	0.0
1/1/2010 to 12/31/2010	$11.04	$12.33	0.0
1/1/2011 to 12/31/2011	$12.33	$12.58	0.0
1/1/2012 to 12/31/2012	$12.58	$13.82	0.0
American Century Ultra® Fund
3/4/2005 to 12/31/2005	$10.47	$11.02	0.0
1/1/2006 to 12/31/2006	$11.02	$10.51	0.0
1/1/2007 to 12/31/2007	$10.51	$12.61	0.0
1/1/2008 to 12/31/2008	$12.61	$7.23	0.0
1/1/2009 to 12/31/2009	$7.23	$9.64	0.0
1/1/2010 to 12/31/2010	$9.64	$11.08	0.0
1/1/2011 to 12/31/2011	$11.08	$11.05	0.0
1/1/2012 to 12/31/2012	$11.05	$12.42	0.0
American Funds® – Bond Fund of AmericaSM
3/4/2005 to 12/31/2005	$10.13	$10.26	11,154.8734
1/1/2006 to 12/31/2006	$10.26	$10.74	58,253.7745
1/1/2007 to 12/31/2007	$10.74	$10.96	60,041.1
1/1/2008 to 12/31/2008	$10.96	$9.50	43,546.7
1/1/2009 to 12/31/2009	$9.50	$10.78	34,366.4
1/1/2010 to 12/31/2010	$10.78	$11.42	15,442.6
1/1/2011 to 12/31/2011	$11.42	$12.01	15,053.0
1/1/2012 to 12/31/2012	$12.01	$12.56	14,643.4
American Funds® – EuroPacific Growth Fund®
3/4/2005 to 12/31/2005	$11.12	$13.54	13,794.0351
1/1/2006 to 12/31/2006	$13.54	$16.30	48,100.3393
1/1/2007 to 12/31/2007	$16.30	$19.14	49,444.7
1/1/2008 to 12/31/2008	$19.14	$11.24	48,085.6
1/1/2009 to 12/31/2009	$11.24	$15.44	55,410.3
1/1/2010 to 12/31/2010	$15.44	$16.68	8,451.0
1/1/2011 to 12/31/2011	$16.68	$14.23	7,609.0
1/1/2012 to 12/31/2012	$14.23	$16.75	7,078.4

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
American Funds® – Growth Fund of America®
3/4/2005 to 12/31/2005	$10.74	$12.33	23,921.8397
1/1/2006 to 12/31/2006	$12.33	$13.51	78,478.8453
1/1/2007 to 12/31/2007	$13.51	$14.80	42,695.3
1/1/2008 to 12/31/2008	$14.80	$8.91	51,874.4
1/1/2009 to 12/31/2009	$8.91	$11.84	19,248.1
1/1/2010 to 12/31/2010	$11.84	$13.13	18,523.7
1/1/2011 to 12/31/2011	$13.13	$12.34	16,283.5
1/1/2012 to 12/31/2012	$12.34	$14.69	15,444.9
American Funds® – Income Fund of America®
3/4/2005 to 12/31/2005	$10.59	$10.95	2,708.6682
1/1/2006 to 12/31/2006	$10.95	$13.01	11,119.0277
1/1/2007 to 12/31/2007	$13.01	$13.33	11,931.2
1/1/2008 to 12/31/2008	$13.33	$9.35	12,103.1
1/1/2009 to 12/31/2009	$9.35	$11.49	12,154.1
1/1/2010 to 12/31/2010	$11.49	$12.70	11,695.6
1/1/2011 to 12/31/2011	$12.70	$13.24	11,529.7
1/1/2012 to 12/31/2012	$13.24	$14.63	11,360.5
American Funds® – Investment Company of America®
3/4/2005 to 12/31/2005	$10.57	$11.31	6,543.5815
1/1/2006 to 12/31/2006	$11.31	$12.96	13,690.4432
1/1/2007 to 12/31/2007	$12.96	$13.55	14,106.9
1/1/2008 to 12/31/2008	$13.55	$8.73	14,449.1
1/1/2009 to 12/31/2009	$8.73	$10.96	15,106.4
1/1/2010 to 12/31/2010	$10.96	$12.00	14,639.3
1/1/2011 to 12/31/2011	$12.00	$11.63	13,743.4
1/1/2012 to 12/31/2012	$11.63	$13.27	13,396.4
BlackRock Basic Value Fund, Inc.
3/4/2005 to 12/31/2005	$10.46	$11.06	0
1/1/2006 to 12/31/2006	$11.06	$13.37	0
1/1/2007 to 12/31/2007	$13.37	$13.33	14,614.8
1/1/2008 to 12/31/2008	$13.33	$8.34	9,758.1
1/1/2009 to 12/31/2009	$8.34	$10.75	26,420.9
1/1/2010 to 12/31/2010	$10.75	$11.96	0.0
1/1/2011 to 12/31/2011	$11.96	$11.46	0.0
1/1/2012 to 12/31/2012	$11.46	$12.87	0.0
BlackRock Total Return Fund
3/4/2005 to 12/31/2005	$10.11	$10.12	2,956.1458
1/1/2006 to 12/31/2006	$10.12	$10.38	6,752.1275
1/1/2007 to 12/31/2007	$10.38	$10.71	6,695.9
1/1/2008 to 12/31/2008	$10.71	$9.35	6,637.7
1/1/2009 to 12/31/2009	$9.35	$10.71	6,569.1
1/1/2010 to 12/31/2010	$10.71	$11.60	984.8
1/1/2011 to 12/31/2011	$11.60	$11.96	974.8
1/1/2012 to 12/31/2012	$11.96	$12.95	965.2
BlackRock Capital Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.60	$11.64	0
1/1/2006 to 12/31/2006	$11.64	$11.92	0
1/1/2007 to 12/31/2007	$11.92	$14.12	27,686.4
1/1/2008 to 12/31/2008	$14.12	$8.48	34,337.1
1/1/2009 to 12/31/2009	$8.48	$11.44	32,118.0
1/1/2010 to 12/31/2010	$11.44	$13.48	41,865.7
1/1/2011 to 12/31/2011	$13.48	$12.09	43,024.4
1/1/2012 to 12/31/2012	$12.09	$13.61	36,112.8

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Global Allocation Fund, Inc.
3/4/2005 to 12/31/2005	$10.79	$11.89	5,210.6023
1/1/2006 to 12/31/2006	$11.89	$13.62	19,647.9399
1/1/2007 to 12/31/2007	$13.62	$15.70	20,533.7
1/1/2008 to 12/31/2008	$15.70	$12.31	22,787.3
1/1/2009 to 12/31/2009	$12.31	$14.79	21,528.9
1/1/2010 to 12/31/2010	$14.79	$16.05	20,115.6
1/1/2011 to 12/31/2011	$16.05	$15.26	18,761.7
1/1/2012 to 12/31/2012	$15.26	$16.58	18,287.6
BlackRock Global Opportunities Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.19	0.0
1/1/2012 to 12/31/2012	$10.19	$11.53	0.0
BlackRock Global SmallCap Fund, Inc.
3/4/2005 to 12/31/2005	$10.92	$12.62	807.1695
1/1/2006 to 12/31/2006	$12.62	$14.73	822.6452
1/1/2007 to 12/31/2007	$14.73	$16.93	817.2
1/1/2008 to 12/31/2008	$16.93	$10.41	809.9
1/1/2009 to 12/31/2009	$10.41	$13.85	801.2
1/1/2010 to 12/31/2010	$13.85	$16.18	794.1
1/1/2011 to 12/31/2011	$16.18	$14.27	787.5
1/1/2012 to 12/31/2012	$14.27	$16.43	780.6
BlackRock U.S. Government Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$10.30	0.0
1/1/2012 to 12/31/2012	$10.30	$10.42	0.0
BlackRock High Yield Bond Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.18	5,661.4
1/1/2012 to 12/31/2012	$10.18	$11.75	5,707.2
BlackRock International Index Fund
3/4/2005 to 12/31/2005	$11.07	$12.78	0
1/1/2006 to 12/31/2006	$12.78	$15.87	663.9299
1/1/2007 to 12/31/2007	$15.87	$17.25	0.0
1/1/2008 to 12/31/2008	$17.25	$9.81	0.0
1/1/2009 to 12/31/2009	$9.81	$12.40	0.0
1/1/2010 to 12/31/2010	$12.40	$13.11	0.0
1/1/2011 to 12/31/2011	$13.11	$11.29	0.0
1/1/2012 to 12/31/2012	$11.29	$13.19	0.0
BlackRock International Fund
8/12/2011 to 12/31/2011	$10.00	$9.19	0.0
1/1/2012 to 12/31/2012	$9.19	$10.38	0.0
BlackRock Small Cap Index Fund
3/4/2005 to 12/31/2005	$10.57	$11.64	0
1/1/2006 to 12/31/2006	$11.64	$13.46	0
1/1/2007 to 12/31/2007	$13.46	$13.01	0.0
1/1/2008 to 12/31/2008	$13.01	$8.46	0.0
1/1/2009 to 12/31/2009	$8.46	$10.55	0.0
1/1/2010 to 12/31/2010	$10.55	$13.17	0.0
1/1/2011 to 12/31/2011	$13.17	$12.39	0.0
1/1/2012 to 12/31/2012	$12.39	$14.19	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock S&P 500 Index Fund(1)
3/4/2005 to 12/31/2005	$10.68	$11.21	0
1/1/2006 to 12/31/2006	$11.21	$12.75	10,108.0565
1/1/2007 to 12/31/2007	$12.75	$13.22	10,028.7
1/1/2008 to 12/31/2008	$13.22	$8.18	9,929.2
1/1/2009 to 12/31/2009	$8.18	$10.17	9,803.0
1/1/2010 to 12/31/2010	$10.17	$11.49	9,700.2
1/1/2011 to 12/31/2011	$11.49	$11.53	9,604.9
1/1/2012 to 12/31/2012	$11.53	$13.13	9,514.4
BlackRock Low Duration Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$9.93	0.0
1/1/2012 to 12/31/2012	$9.93	$10.28	0.0
BlackRock Large Cap Core Fund
3/4/2005 to 12/31/2005	$11.17	$12.48	9,357.5832
1/1/2006 to 12/31/2006	$12.48	$13.90	14,831.6495
1/1/2007 to 12/31/2007	$13.90	$14.39	15,539.7
1/1/2008 to 12/31/2008	$14.39	$8.89	11,119.7
1/1/2009 to 12/31/2009	$8.89	$10.57	10,836.5
1/1/2010 to 12/31/2010	$10.57	$11.59	2,453.4
1/1/2011 to 12/31/2011	$11.59	$11.44	780.1
1/1/2012 to 12/31/2012	$11.44	$12.91	772.5
BlackRock Large Cap Growth Fund
3/4/2005 to 12/31/2005	$11.05	$12.28	0
1/1/2006 to 12/31/2006	$12.28	$12.91	0
1/1/2007 to 12/31/2007	$12.91	$13.78	0.0
1/1/2008 to 12/31/2008	$13.78	$8.58	0.0
1/1/2009 to 12/31/2009	$8.58	$11.10	31,008.1
1/1/2010 to 12/31/2010	$11.10	$12.27	0.0
1/1/2011 to 12/31/2011	$12.27	$12.14	0.0
1/1/2012 to 12/31/2012	$12.14	$13.72	0.0
BlackRock Large Cap Value Fund
3/4/2005 to 12/31/2005	$11.07	$12.54	5,600.4581
1/1/2006 to 12/31/2006	$12.54	$14.34	1,433.6527
1/1/2007 to 12/31/2007	$14.34	$14.84	1,413.3
1/1/2008 to 12/31/2008	$14.84	$9.43	1,647.4
1/1/2009 to 12/31/2009	$9.43	$10.62	1,518.6
1/1/2010 to 12/31/2010	$10.62	$11.58	1,483.9
1/1/2011 to 12/31/2011	$11.58	$11.10	0.0
1/1/2012 to 12/31/2012	$11.10	$12.33	0.0
BlackRock Value Opportunities Fund, Inc.
3/4/2005 to 12/31/2005	$10.41	$11.96	0
1/1/2006 to 12/31/2006	$11.96	$13.24	282.1061
1/1/2007 to 12/31/2007	$13.24	$12.90	279.6
1/1/2008 to 12/31/2008	$12.90	$7.48	276.7
1/1/2009 to 12/31/2009	$7.48	$9.43	273.4
1/1/2010 to 12/31/2010	$9.43	$11.95	270.5
1/1/2011 to 12/31/2011	$11.95	$11.47	267.7
1/1/2012 to 12/31/2012	$11.47	$12.82	265.1

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Cohen & Steers Realty Income Fund, Inc.
3/4/2005 to 12/31/2005	$11.20	$11.82	3,231.9215
1/1/2006 to 12/31/2006	$11.82	$15.17	12,363.2965
1/1/2007 to 12/31/2007	$15.17	$11.93	8,161.9
1/1/2008 to 12/31/2008	$11.93	$7.53	1,003.5
1/1/2009 to 12/31/2009	$7.53	$10.22	990.8
1/1/2010 to 12/31/2010	$10.22	$12.78	979.9
1/1/2011 to 12/31/2011	$12.78	$13.39	969.3
1/1/2012 to 12/31/2012	$13.39	$15.48	959.0
Columbia Acorn USA
3/4/2005 to 12/31/2005	$11.31	$12.67	7,886.2427
1/1/2006 to 12/31/2006	$12.67	$13.50	27,969.6873
1/1/2007 to 12/31/2007	$13.50	$13.76	4,567.3
1/1/2008 to 12/31/2008	$13.76	$8.24	9,091.6
1/1/2009 to 12/31/2009	$8.24	$11.48	7,285.4
1/1/2010 to 12/31/2010	$11.48	$13.92	6,862.1
1/1/2011 to 12/31/2011	$13.92	$13.03	6,457.0
1/1/2012 to 12/31/2012	$13.03	$15.27	5,758.5
Columbia Acorn International Fund
5/1/2007 to 12/31/2007	$10.66	$11.31	334.5
1/1/2008 to 12/31/2008	$11.31	$6.02	331.5
1/1/2009 to 12/31/2009	$6.02	$8.94	0.0
1/1/2010 to 12/31/2010	$8.94	$10.80	22,354.5
1/1/2011 to 12/31/2011	$10.80	$9.13	20,151.0
1/1/2012 to 12/31/2012	$9.13	$10.93	19,427.4
Columbia Marsico Growth Fund
5/1/2006 to 12/31/2006	$10.10	$10.33	0
1/1/2007 to 12/31/2007	$10.33	$11.63	54,135.0
1/1/2008 to 12/31/2008	$11.63	$6.66	63,123.6
1/1/2009 to 12/31/2009	$6.66	$8.49	1,380.3
1/1/2010 to 12/31/2010	$8.49	$10.01	1,376.5
1/1/2011 to 12/31/2011	$10.01	$9.71	1,373.0
1/1/2012 to 12/31/2012	$9.71	$10.77	1,369.5
Columbia Mid Cap Growth Fund
4/8/2011 to 12/31/2011	$10.00	$8.67	0.0
1/1/2012 to 12/31/2012	$8.67	$9.48	0.0
Davis New York Venture Fund, Inc.
3/4/2005 to 12/31/2005	$10.77	$11.86	6,911.7459
1/1/2006 to 12/31/2006	$11.86	$13.49	29,986.5303
1/1/2007 to 12/31/2007	$13.49	$13.98	7,030.2
1/1/2008 to 12/31/2008	$13.98	$8.28	2,198.0
1/1/2009 to 12/31/2009	$8.28	$10.80	27,950.9
1/1/2010 to 12/31/2010	$10.80	$11.96	1,640.8
1/1/2011 to 12/31/2011	$11.96	$11.25	1,627.1
1/1/2012 to 12/31/2012	$11.25	$12.52	1,613.0
Delaware Smid Cap Growth Fund
10/8/2010 to 12/31/2010	$10.00	$11.32	0.0
1/1/2011 to 12/31/2011	$11.32	$12.07	0.0
1/1/2012 to 12/31/2012	$12.07	$13.16	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Dreyfus Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.77	$11.00	11,268.4658
1/1/2006 to 12/31/2006	$11.00	$12.63	26,917.6347
1/1/2007 to 12/31/2007	$12.63	$13.29	24,322.3
1/1/2008 to 12/31/2008	$13.29	$8.87	26,831.1
1/1/2009 to 12/31/2009	$8.87	$10.60	0.0
1/1/2010 to 12/31/2010	$10.60	$12.07	17,437.7
1/1/2011 to 12/31/2011	$12.07	$12.83	15,009.4
1/1/2012 to 12/31/2012	$12.83	$13.96	11,901.6
Eaton Vance Floating-Rate Fund
3/4/2005 to 12/31/2005	$10.14	$10.39	4,785.5188
1/1/2006 to 12/31/2006	$10.39	$10.91	26,240.0116
1/1/2007 to 12/31/2007	$10.91	$10.96	0.0
1/1/2008 to 12/31/2008	$10.96	$7.53	0.0
1/1/2009 to 12/31/2009	$7.53	$10.87	0.0
1/1/2010 to 12/31/2010	$10.87	$11.73	0.0
1/1/2011 to 12/31/2011	$11.73	$11.82	0.0
1/1/2012 to 12/31/2012	$11.82	$12.63	0.0
Eaton Vance Large-Cap Value Fund
5/1/2007 to 12/31/2007	$10.58	$10.82	14,960.6
1/1/2008 to 12/31/2008	$10.82	$7.00	14,437.8
1/1/2009 to 12/31/2009	$7.00	$8.09	36,078.9
1/1/2010 to 12/31/2010	$8.09	$8.79	54,829.1
1/1/2011 to 12/31/2011	$8.79	$8.29	45,759.9
1/1/2012 to 12/31/2012	$8.29	$9.48	34,726.1
Federated Capital Appreciation Fund(2)
3/4/2005 to 12/31/2005	$10.66	$10.96	0
1/1/2006 to 12/31/2006	$10.96	$12.56	0
1/1/2007 to 12/31/2007	$12.56	$13.71	21,690.4
1/1/2008 to 12/31/2008	$13.71	$9.62	24,741.9
1/1/2009 to 12/31/2009	$9.62	$10.85	28,519.8
1/1/2010 to 12/31/2010	$10.85	$12.05	0.0
1/1/2011 to 12/31/2011	$12.05	$11.28	0.0
1/1/2012 to 12/31/2012	$11.28	$12.25	0.0
Federated Kaufmann Fund
3/4/2005 to 12/31/2005	$10.94	$12.50	0
1/1/2006 to 12/31/2006	$12.50	$14.14	659.0605
1/1/2007 to 12/31/2007	$14.14	$16.96	9,675.2
1/1/2008 to 12/31/2008	$16.96	$9.68	6,234.0
1/1/2009 to 12/31/2009	$9.68	$12.39	5,592.1
1/1/2010 to 12/31/2010	$12.39	$14.51	800.8
1/1/2011 to 12/31/2011	$14.51	$12.38	718.6
1/1/2012 to 12/31/2012	$12.38	$14.34	0.0
Fidelity® Advisor Equity Growth Fund
3/4/2005 to 12/31/2005	$10.46	$11.24	0
1/1/2006 to 12/31/2006	$11.24	$11.82	0
1/1/2007 to 12/31/2007	$11.82	$14.75	0.0
1/1/2008 to 12/31/2008	$14.75	$7.73	0.0
1/1/2009 to 12/31/2009	$7.73	$9.76	0.0
1/1/2010 to 12/31/2010	$9.76	$11.91	0.0
1/1/2011 to 12/31/2011	$11.91	$11.76	0.0
1/1/2012 to 12/31/2012	$11.76	$13.26	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Janus Forty Fund
7/6/2009 to 12/31/2009	$8.65	$10.51	37,377.1
1/1/2010 to 12/31/2010	$10.51	$10.98	2,221.6
1/1/2011 to 12/31/2011	$10.98	$10.08	2,095.0
1/1/2012 to 12/31/2012	$10.08	$12.32	1,982.9
Janus Enterprise Fund
7/6/2009 to 12/31/2009	$9.93	$12.73	4,551.1
1/1/2010 to 12/31/2010	$12.73	$15.79	0.0
1/1/2011 to 12/31/2011	$15.79	$15.29	0.0
1/1/2012 to 12/31/2012	$15.29	$17.71	0.0
JPMorgan Multi-Cap Market Neutral Fund
6/30/2006 to 12/31/2006	$10.34	$10.55	22,286.2977
1/1/2007 to 12/31/2007	$10.55	$10.13	1,098.0
1/1/2008 to 12/31/2008	$10.13	$9.97	3,719.1
1/1/2009 to 12/31/2009	$9.97	$9.82	3,678.7
1/1/2010 to 12/31/2010	$9.82	$9.25	3,536.9
1/1/2011 to 12/31/2011	$9.25	$9.10	3,388.3
1/1/2012 to 12/31/2012	$9.10	$8.99	3,255.7
JPMorgan Small Cap Growth Fund
5/1/2007 to 12/31/2007	$10.19	$10.97	0
1/1/2008 to 12/31/2008	$10.97	$6.14	0
1/1/2009 to 12/31/2009	$6.14	$8.42	0.0
1/1/2010 to 12/31/2010	$8.42	$11.12	0.0
1/1/2011 to 12/31/2011	$11.12	$10.60	0.0
1/1/2012 to 12/31/2012	$10.60	$11.74	0.0
Lord Abbett Affiliated Fund, Inc.
3/4/2005 to 12/31/2005	$10.63	$11.27	676.04
1/1/2006 to 12/31/2006	$11.27	$13.10	16,955.9278
1/1/2007 to 12/31/2007	$13.10	$13.41	13,931.0
1/1/2008 to 12/31/2008	$13.41	$8.32	10,534.8
1/1/2009 to 12/31/2009	$8.32	$9.81	778.9
1/1/2010 to 12/31/2010	$9.81	$11.08	747.2
1/1/2011 to 12/31/2011	$11.08	$10.08	740.7
1/1/2012 to 12/31/2012	$10.08	$11.54	734.1
Lord Abbett Bond-Debenture Fund, Inc.
3/4/2005 to 12/31/2005	$10.01	$10.43	0
1/1/2006 to 12/31/2006	$10.43	$11.32	0
1/1/2007 to 12/31/2007	$11.32	$11.77	0.0
1/1/2008 to 12/31/2008	$11.77	$9.27	0.0
1/1/2009 to 12/31/2009	$9.27	$12.40	0.0
1/1/2010 to 12/31/2010	$12.40	$13.84	0.0
1/1/2011 to 12/31/2011	$13.84	$14.19	0.0
1/1/2012 to 12/31/2012	$14.19	$15.88	0.0
Lord Abbett Mid Cap Stock Fund, Inc.
3/4/2005 to 12/31/2005	$11.03	$12.05	2,556.4933
1/1/2006 to 12/31/2006	$12.05	$13.37	2,805.5965
1/1/2007 to 12/31/2007	$13.37	$13.28	9,726.7
1/1/2008 to 12/31/2008	$13.28	$7.94	1,854.6
1/1/2009 to 12/31/2009	$7.94	$9.93	609.0
1/1/2010 to 12/31/2010	$9.93	$12.32	616.9
1/1/2011 to 12/31/2011	$12.32	$11.69	557.8
1/1/2012 to 12/31/2012	$11.69	$13.21	552.3

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Ready Assets Prime Money Fund
3/4/2005 to 12/31/2005	$10.03	$10.14	11,190.8553
1/1/2006 to 12/31/2006	$10.14	$10.46	139.289
1/1/2007 to 12/31/2007	$10.46	$10.82	138.1
1/1/2008 to 12/31/2008	$10.82	$10.96	137.0
1/1/2009 to 12/31/2009	$10.96	$10.85	135.6
1/1/2010 to 12/31/2010	$10.85	$10.72	0.0
1/1/2011 to 12/31/2011	$10.72	$10.59	0.0
1/1/2012 to 12/31/2012	$10.59	$10.46	0.0
Managers Cadence Capital Appreciation Fund
6/30/2009 to 12/31/2009	$10.00	$7.99	0.0
1/1/2010 to 12/31/2010	$7.99	$9.12	0.0
1/1/2011 to 12/31/2011	$9.12	$8.73	0.0
1/1/2012 to 12/31/2012	$8.73	$9.50	0.0
Oppenheimer Capital Appreciation Fund
3/4/2005 to 12/31/2005	$10.61	$11.17	0
1/1/2006 to 12/31/2006	$11.17	$11.86	0
1/1/2007 to 12/31/2007	$11.86	$13.33	0.0
1/1/2008 to 12/31/2008	$13.33	$7.12	0.0
1/1/2009 to 12/31/2009	$7.12	$10.10	0.0
1/1/2010 to 12/31/2010	$10.10	$10.89	0.0
1/1/2011 to 12/31/2011	$10.89	$10.58	0.0
1/1/2012 to 12/31/2012	$10.58	$11.88	0.0
Oppenheimer Main Street Fund®
3/4/2005 to 12/31/2005	$10.64	$11.33	0
1/1/2006 to 12/31/2006	$11.33	$12.85	0
1/1/2007 to 12/31/2007	$12.85	$13.23	269.9
1/1/2008 to 12/31/2008	$13.23	$8.00	267.5
1/1/2009 to 12/31/2009	$8.00	$10.17	0.0
1/1/2010 to 12/31/2010	$10.17	$11.63	0.0
1/1/2011 to 12/31/2011	$11.63	$11.47	0.0
1/1/2012 to 12/31/2012	$11.47	$13.20	0.0
Oppenheimer Main Street Small - & Mid-Cap Fund®
3/4/2005 to 12/31/2005	$10.92	$12.41	2,122.1728
1/1/2006 to 12/31/2006	$12.41	$14.05	0
1/1/2007 to 12/31/2007	$14.05	$13.66	0.0
1/1/2008 to 12/31/2008	$13.66	$8.32	0.0
1/1/2009 to 12/31/2009	$8.32	$11.26	0.0
1/1/2010 to 12/31/2010	$11.26	$13.69	0.0
1/1/2011 to 12/31/2011	$13.69	$13.16	0.0
1/1/2012 to 12/31/2012	$13.16	$15.18	0.0
PIMCO CommodityRealReturn® Strategy Fund
3/4/2005 to 12/31/2005	$9.87	$11.49	3,323.9141
1/1/2006 to 12/31/2006	$11.49	$10.96	17,496.5961
1/1/2007 to 12/31/2007	$10.96	$13.33	18,502.0
1/1/2008 to 12/31/2008	$13.33	$7.41	13,000.2
1/1/2009 to 12/31/2009	$7.41	$10.21	9,407.6
1/1/2010 to 12/31/2010	$10.21	$12.45	8,330.2
1/1/2011 to 12/31/2011	$12.45	$11.30	6,814.0
1/1/2012 to 12/31/2012	$11.30	$11.70	7,188.5

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
PIMCO Low Duration Fund
5/1/2007 to 12/31/2007	$10.02	$10.53	0
1/1/2008 to 12/31/2008	$10.53	$10.22	0
1/1/2009 to 12/31/2009	$10.22	$11.40	0.0
1/1/2010 to 12/31/2010	$11.40	$11.77	10,342.7
1/1/2011 to 12/31/2011	$11.77	$11.79	9,487.8
1/1/2012 to 12/31/2012	$11.79	$12.31	20,870.0
PIMCO Real Return Fund
3/4/2005 to 12/31/2005	$10.37	$10.34	2,544.3642
1/1/2006 to 12/31/2006	$10.34	$10.20	4,592.5723
1/1/2007 to 12/31/2007	$10.20	$11.19	29,142.9
1/1/2008 to 12/31/2008	$11.19	$10.29	26,931.5
1/1/2009 to 12/31/2009	$10.29	$12.04	15,271.9
1/1/2010 to 12/31/2010	$12.04	$12.77	16,134.1
1/1/2011 to 12/31/2011	$12.77	$14.01	12,551.1
1/1/2012 to 12/31/2012	$14.01	$15.06	20,310.7
PIMCO Total Return Fund
3/4/2005 to 12/31/2005	$10.19	$10.21	20,630.8371
1/1/2006 to 12/31/2006	$10.21	$10.44	78,636.7333
1/1/2007 to 12/31/2007	$10.44	$11.19	87,167.6
1/1/2008 to 12/31/2008	$11.19	$11.53	137,230.7
1/1/2009 to 12/31/2009	$11.53	$12.91	112,310.8
1/1/2010 to 12/31/2010	$12.91	$13.82	95,321.1
1/1/2011 to 12/31/2011	$13.82	$14.16	81,846.1
1/1/2012 to 12/31/2012	$14.16	$15.37	96,155.3
Pioneer Fund
3/4/2005 to 12/31/2005	$10.76	$11.49	7,727.5544
1/1/2006 to 12/31/2006	$11.49	$13.21	48,500.605
1/1/2007 to 12/31/2007	$13.21	$13.66	1,220.3
1/1/2008 to 12/31/2008	$13.66	$8.85	0.0
1/1/2009 to 12/31/2009	$8.85	$10.86	0.0
1/1/2010 to 12/31/2010	$10.86	$12.41	0.0
1/1/2011 to 12/31/2011	$12.41	$11.69	0.0
1/1/2012 to 12/31/2012	$11.69	$12.69	0.0
Pioneer High Yield Fund
3/4/2005 to 12/31/2005	$9.80	$10.43	846.5005
1/1/2006 to 12/31/2006	$10.43	$11.39	1,231.3252
1/1/2007 to 12/31/2007	$11.39	$12.03	362.9
1/1/2008 to 12/31/2008	$12.03	$7.48	351.7
1/1/2009 to 12/31/2009	$7.48	$11.98	4,072.8
1/1/2010 to 12/31/2010	$11.98	$13.92	277.8
1/1/2011 to 12/31/2011	$13.92	$13.51	242.0
1/1/2012 to 12/31/2012	$13.51	$15.34	0.0
Pioneer Emerging Markets Fund
5/1/2006 to 12/31/2006	$11.03	$11.94	0
1/1/2007 to 12/31/2007	$11.94	$16.74	218.8
1/1/2008 to 12/31/2008	$16.74	$6.77	153.5
1/1/2009 to 12/31/2009	$6.77	$11.61	7,326.2
1/1/2010 to 12/31/2010	$11.61	$13.32	176.4
1/1/2011 to 12/31/2011	$13.32	$9.97	0.0
1/1/2012 to 12/31/2012	$9.97	$10.96	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pioneer Real Estate Shares Fund
5/1/2008 to 12/31/2008	$11.58	$6.34	6,505.0
1/1/2009 to 12/31/2009	$6.34	$8.14	6,703.5
1/1/2010 to 12/31/2010	$8.14	$10.32	0.0
1/1/2011 to 12/31/2011	$10.32	$11.10	0.0
1/1/2012 to 12/31/2012	$11.10	$12.68	0.0
Pioneer Growth Opportunities Fund
8/28/2009 to 12/31/2009	$10.53	$11.33	0.0
1/1/2010 to 12/31/2010	$11.33	$13.39	0.0
1/1/2011 to 12/31/2011	$13.39	$12.89	0.0
1/1/2012 to 12/31/2012	$12.89	$13.57	0.0
Templeton Foreign Fund
3/4/2005 to 12/31/2005	$11.06	$12.43	2,157.0807
1/1/2006 to 12/31/2006	$12.43	$14.72	2,070.6807
1/1/2007 to 12/31/2007	$14.72	$17.04	1,847.5
1/1/2008 to 12/31/2008	$17.04	$9.07	1,921.9
1/1/2009 to 12/31/2009	$9.07	$13.41	1,868.7
1/1/2010 to 12/31/2010	$13.41	$14.38	57,930.7
1/1/2011 to 12/31/2011	$14.38	$12.39	48,041.9
1/1/2012 to 12/31/2012	$12.39	$14.51	42,217.7
Templeton Growth Fund, Inc.
3/4/2005 to 12/31/2005	$10.99	$11.95	4,126.2572
1/1/2006 to 12/31/2006	$11.95	$14.38	0
1/1/2007 to 12/31/2007	$14.38	$14.51	0.0
1/1/2008 to 12/31/2008	$14.51	$8.10	0.0
1/1/2009 to 12/31/2009	$8.10	$10.47	0.0
1/1/2010 to 12/31/2010	$10.47	$11.12	0.0
1/1/2011 to 12/31/2011	$11.12	$10.28	622.1
1/1/2012 to 12/31/2012	$10.28	$12.34	616.0
TA Flexible Income
11/12/2009 to 12/31/2009	$1.00	$1.02	0.0
1/1/2010 to 12/31/2010	$1.02	$1.13	0.0
1/1/2011 to 12/31/2011	$1.13	$1.16	0.0
1/1/2012 to 12/31/2012	$1.16	$1.28	0.0
TA Diversified Equity
2/10/2012 to 12/31/2012	$10.00	$10.05	52,708.9
TA Growth Opportunities
5/1/2008 to 12/31/2008	$10.65	$6.75	0.0
1/1/2009 to 12/31/2009	$6.75	$9.00	0.0
1/1/2010 to 12/31/2010	$9.00	$11.98	20,244.1
1/1/2011 to 12/31/2011	$11.98	$10.69	18,226.3
1/1/2012 to 12/31/2012	$10.69	$11.47	19,881.8

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
TA Small/Mid Cap Value
5/1/2008 to 12/31/2008	$10.39	$6.33	0.0
1/1/2009 to 12/31/2009	$6.33	$8.91	0.0
1/1/2010 to 12/31/2010	$8.91	$11.39	7,547.2
1/1/2011 to 12/31/2011	$11.39	$10.88	6,925.3
1/1/2012 to 12/31/2012	$10.88	$12.44	6,258.4
Invesco Comstock Fund
3/4/2005 to 12/31/2005	$10.77	$11.23	9,195.8852
1/1/2006 to 12/31/2006	$11.23	$12.87	750.9388
1/1/2007 to 12/31/2007	$12.87	$12.47	751.2
1/1/2008 to 12/31/2008	$12.47	$7.89	720.1
1/1/2009 to 12/31/2009	$7.89	$10.09	774.3
1/1/2010 to 12/31/2010	$10.09	$11.52	38,091.0
1/1/2011 to 12/31/2011	$11.52	$11.15	42,376.2
1/1/2012 to 12/31/2012	$11.15	$13.10	32,407.8

Class L

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Invesco Value Opportunities Fund
5/20/2011 to 12/31/2011	$1.00	$0.92	0.0
1/1/2012 to 12/31/2012	$0.92	$1.06	0.0
Invesco Mid Cap Core Equity Fund
3/4/2005 to 12/31/2005	$10.66	$11.42	0
1/1/2006 to 12/31/2006	$11.42	$12.50	0
1/1/2007 to 12/31/2007	$12.50	$13.54	0.0
1/1/2008 to 12/31/2008	$13.54	$9.68	2,725.0
1/1/2009 to 12/31/2009	$9.68	$12.42	28,587.6
1/1/2010 to 12/31/2010	$12.42	$13.78	3,466.5
1/1/2011 to 12/31/2011	$13.78	$12.73	3,996.4
1/1/2012 to 12/31/2012	$12.73	$13.85	3,122.9
AllianceBernstein International Value Fund
5/1/2007 to 12/31/2007	$10.54	$10.41	2,630.3
1/1/2008 to 12/31/2008	$10.41	$4.77	6,903.7
1/1/2009 to 12/31/2009	$4.77	$6.31	7,108.5
1/1/2010 to 12/31/2010	$6.31	$6.43	7,579.5
1/1/2011 to 12/31/2011	$6.43	$5.06	6,515.0
1/1/2012 to 12/31/2012	$5.06	$5.69	6,509.4
AllianceBernstein DiscoveryValue Fund
3/4/2005 to 12/31/2005	$10.87	$11.82	13,743.1226
1/1/2006 to 12/31/2006	$11.82	$13.24	52,541.9812
1/1/2007 to 12/31/2007	$13.24	$13.35	23,290.3
1/1/2008 to 12/31/2008	$13.35	$8.61	23,806.9
1/1/2009 to 12/31/2009	$8.61	$12.03	6,295.8
1/1/2010 to 12/31/2010	$12.03	$15.00	6,986.9
1/1/2011 to 12/31/2011	$15.00	$13.55	6,556.1
1/1/2012 to 12/31/2012	$13.55	$15.76	6,334.8
AllianceBernstein Value Fund
3/4/2005 to 12/31/2005	$10.74	$11.30	0
1/1/2006 to 12/31/2006	$11.30	$13.50	4,064.6881
1/1/2007 to 12/31/2007	$13.50	$12.71	1,647.1
1/1/2008 to 12/31/2008	$12.71	$7.28	0.0
1/1/2009 to 12/31/2009	$7.28	$8.55	0.0
1/1/2010 to 12/31/2010	$8.55	$9.38	0.0
1/1/2011 to 12/31/2011	$9.38	$8.88	0.0
1/1/2012 to 12/31/2012	$8.88	$10.05	0.0
AllianzGI NFJ Dividend Value Fund
5/1/2007 to 12/31/2007	$10.51	$10.26	1,084.9
1/1/2008 to 12/31/2008	$10.26	$6.45	7,738.2
1/1/2009 to 12/31/2009	$6.45	$7.17	9,373.3
1/1/2010 to 12/31/2010	$7.17	$8.00	7,544.6
1/1/2011 to 12/31/2011	$8.00	$8.13	8,727.7
1/1/2012 to 12/31/2012	$8.13	$9.13	10,195.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AllianzGI NFJ Small-Cap Value Fund
3/4/2005 to 12/31/2005	$11.04	$12.15	5,601.0663
1/1/2006 to 12/31/2006	$12.15	$14.20	9,254.5205
1/1/2007 to 12/31/2007	$14.20	$14.85	4,196.7
1/1/2008 to 12/31/2008	$14.85	$10.76	4,636.1
1/1/2009 to 12/31/2009	$10.76	$13.14	3,796.1
1/1/2010 to 12/31/2010	$13.14	$16.18	4,795.9
1/1/2011 to 12/31/2011	$16.18	$16.29	3,491.2
1/1/2012 to 12/31/2012	$16.29	$17.71	2,098.4
AllianzGI NFJ Mid-Cap Value Fund
3/4/2005 to 12/31/2005	$10.15	$10.74	0
1/1/2006 to 12/31/2006	$10.74	$11.85	2,643.3497
1/1/2007 to 12/31/2007	$11.85	$12.33	0.0
1/1/2008 to 12/31/2008	$12.33	$7.29	0.0
1/1/2009 to 12/31/2009	$7.29	$9.59	0.0
1/1/2010 to 12/31/2010	$9.59	$11.39	0.0
1/1/2011 to 12/31/2011	$11.39	$11.09	0.0
1/1/2012 to 12/31/2012	$11.09	$12.60	0.0
American Century Equity Income Fund
3/4/2005 to 12/31/2005	$10.53	$10.72	611.4753
1/1/2006 to 12/31/2006	$10.72	$12.61	1,013.1658
1/1/2007 to 12/31/2007	$12.61	$12.60	1,934.9
1/1/2008 to 12/31/2008	$12.60	$9.90	1,919.3
1/1/2009 to 12/31/2009	$9.90	$10.93	1,469.2
1/1/2010 to 12/31/2010	$10.93	$12.17	1,457.4
1/1/2011 to 12/31/2011	$12.17	$12.40	1,424.5
1/1/2012 to 12/31/2012	$12.40	$13.59	1,264.3
American Century Ultra® Fund
3/4/2005 to 12/31/2005	$10.45	$11.00	0
1/1/2006 to 12/31/2006	$11.00	$10.46	0
1/1/2007 to 12/31/2007	$10.46	$12.53	0.0
1/1/2008 to 12/31/2008	$12.53	$7.17	0.0
1/1/2009 to 12/31/2009	$7.17	$9.54	0.0
1/1/2010 to 12/31/2010	$9.54	$10.94	0.0
1/1/2011 to 12/31/2011	$10.94	$10.89	0.0
1/1/2012 to 12/31/2012	$10.89	$12.22	0.0
American Funds® – Bond Fund of AmericaSM
3/4/2005 to 12/31/2005	$10.11	$10.24	16,343.6729
1/1/2006 to 12/31/2006	$10.24	$10.69	96,859.0467
1/1/2007 to 12/31/2007	$10.69	$10.89	144,758.3
1/1/2008 to 12/31/2008	$10.89	$9.42	110,850.4
1/1/2009 to 12/31/2009	$9.42	$10.67	112,441.9
1/1/2010 to 12/31/2010	$10.67	$11.28	56,026.0
1/1/2011 to 12/31/2011	$11.28	$11.84	22,790.2
1/1/2012 to 12/31/2012	$11.84	$12.36	12,108.3
American Funds® – EuroPacific Growth Fund®
3/4/2005 to 12/31/2005	$11.11	$13.51	22,864.6144
1/1/2006 to 12/31/2006	$13.51	$16.22	82,017.094
1/1/2007 to 12/31/2007	$16.22	$19.02	141,367.1
1/1/2008 to 12/31/2008	$19.02	$11.14	149,566.5
1/1/2009 to 12/31/2009	$11.14	$15.28	175,103.2
1/1/2010 to 12/31/2010	$15.28	$16.47	33,195.3
1/1/2011 to 12/31/2011	$16.47	$14.03	20,993.1
1/1/2012 to 12/31/2012	$14.03	$16.48	9,804.1

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
American Funds® – Growth Fund of America®
3/4/2005 to 12/31/2005	$10.73	$12.30	33,473.735
1/1/2006 to 12/31/2006	$12.30	$13.45	162,863.825
1/1/2007 to 12/31/2007	$13.45	$14.71	153,936.1
1/1/2008 to 12/31/2008	$14.71	$8.83	200,941.3
1/1/2009 to 12/31/2009	$8.83	$11.71	99,009.1
1/1/2010 to 12/31/2010	$11.71	$12.97	94,541.6
1/1/2011 to 12/31/2011	$12.97	$12.16	47,805.1
1/1/2012 to 12/31/2012	$12.16	$14.45	36,360.6
American Funds® – Income Fund of America®
3/4/2005 to 12/31/2005	$10.57	$10.93	9,606.0233
1/1/2006 to 12/31/2006	$10.93	$12.95	20,090.6119
1/1/2007 to 12/31/2007	$12.95	$13.24	62,047.3
1/1/2008 to 12/31/2008	$13.24	$9.27	55,138.7
1/1/2009 to 12/31/2009	$9.27	$11.37	42,599.7
1/1/2010 to 12/31/2010	$11.37	$12.54	40,799.4
1/1/2011 to 12/31/2011	$12.54	$13.05	27,005.3
1/1/2012 to 12/31/2012	$13.05	$14.40	9,514.7
American Funds® – Investment Company of America®
3/4/2005 to 12/31/2005	$10.56	$11.29	9,642.691
1/1/2006 to 12/31/2006	$11.29	$12.90	17,931.8607
1/1/2007 to 12/31/2007	$12.90	$13.46	38,529.9
1/1/2008 to 12/31/2008	$13.46	$8.65	38,928.1
1/1/2009 to 12/31/2009	$8.65	$10.85	35,463.9
1/1/2010 to 12/31/2010	$10.85	$11.85	35,267.3
1/1/2011 to 12/31/2011	$11.85	$11.46	19,233.1
1/1/2012 to 12/31/2012	$11.46	$13.06	7,936.0
BlackRock Basic Value Fund, Inc.
3/4/2005 to 12/31/2005	$10.45	$11.03	0
1/1/2006 to 12/31/2006	$11.03	$13.31	0
1/1/2007 to 12/31/2007	$13.31	$13.24	33,797.6
1/1/2008 to 12/31/2008	$13.24	$8.27	27,297.0
1/1/2009 to 12/31/2009	$8.27	$10.64	77,326.2
1/1/2010 to 12/31/2010	$10.64	$11.81	2,413.7
1/1/2011 to 12/31/2011	$11.81	$11.29	1,736.5
1/1/2012 to 12/31/2012	$11.29	$12.66	960.4
BlackRock Total Return Fund
3/4/2005 to 12/31/2005	$10.10	$10.09	0
1/1/2006 to 12/31/2006	$10.09	$10.34	4,199.2686
1/1/2007 to 12/31/2007	$10.34	$10.64	4,752.4
1/1/2008 to 12/31/2008	$10.64	$9.28	3,927.1
1/1/2009 to 12/31/2009	$9.28	$10.60	7,180.6
1/1/2010 to 12/31/2010	$10.60	$11.46	6,978.6
1/1/2011 to 12/31/2011	$11.46	$11.78	5,752.2
1/1/2012 to 12/31/2012	$11.78	$12.74	5,531.5
BlackRock Capital Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.59	$11.61	0
1/1/2006 to 12/31/2006	$11.61	$11.87	0
1/1/2007 to 12/31/2007	$11.87	$14.03	82,331.0
1/1/2008 to 12/31/2008	$14.03	$8.41	98,123.4
1/1/2009 to 12/31/2009	$8.41	$11.32	96,100.3
1/1/2010 to 12/31/2010	$11.32	$13.31	119,844.7
1/1/2011 to 12/31/2011	$13.31	$11.92	140,264.0
1/1/2012 to 12/31/2012	$11.92	$13.38	123,110.1

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Global Allocation Fund, Inc.
3/4/2005 to 12/31/2005	$10.78	$11.86	7,315.5806
1/1/2006 to 12/31/2006	$11.86	$13.56	46,621.1645
1/1/2007 to 12/31/2007	$13.56	$15.60	75,624.2
1/1/2008 to 12/31/2008	$15.60	$12.21	69,741.3
1/1/2009 to 12/31/2009	$12.21	$14.64	71,010.6
1/1/2010 to 12/31/2010	$14.64	$15.85	82,124.2
1/1/2011 to 12/31/2011	$15.85	$15.05	74,635.4
1/1/2012 to 12/31/2012	$15.05	$16.31	70,597.4
BlackRock Global Opportunities Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.19	0.0
1/1/2012 to 12/31/2012	$10.19	$11.50	0.0
BlackRock Global SmallCap Fund, Inc.
3/4/2005 to 12/31/2005	$10.90	$12.59	3,026.8493
1/1/2006 to 12/31/2006	$12.59	$14.67	3,862.7081
1/1/2007 to 12/31/2007	$14.67	$16.82	1,910.0
1/1/2008 to 12/31/2008	$16.82	$10.32	1,893.7
1/1/2009 to 12/31/2009	$10.32	$13.70	1,872.6
1/1/2010 to 12/31/2010	$13.70	$15.98	1,856.0
1/1/2011 to 12/31/2011	$15.98	$14.07	1,841.1
1/1/2012 to 12/31/2012	$14.07	$16.16	1,825.8
BlackRock U.S. Government Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$10.29	0.0
1/1/2012 to 12/31/2012	$10.29	$10.39	0.0
BlackRock High Yield Bond Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.18	16,134.7
1/1/2012 to 12/31/2012	$10.18	$11.72	16,506.8
BlackRock International Index Fund
3/4/2005 to 12/31/2005	$11.05	$12.75	0
1/1/2006 to 12/31/2006	$12.75	$15.80	1,455.393
1/1/2007 to 12/31/2007	$15.80	$17.14	342.5
1/1/2008 to 12/31/2008	$17.14	$9.73	339.6
1/1/2009 to 12/31/2009	$9.73	$12.27	336.0
1/1/2010 to 12/31/2010	$12.27	$12.95	333.0
1/1/2011 to 12/31/2011	$12.95	$11.12	330.1
1/1/2012 to 12/31/2012	$11.12	$12.97	327.1
BlackRock International Fund
8/12/2011 to 12/31/2011	$10.00	$9.18	2,746.8
1/1/2012 to 12/31/2012	$9.18	$10.35	1,326.5
BlackRock Small Cap Index Fund
3/4/2005 to 12/31/2005	$10.56	$11.61	0
1/1/2006 to 12/31/2006	$11.61	$13.40	0
1/1/2007 to 12/31/2007	$13.40	$12.93	0.0
1/1/2008 to 12/31/2008	$12.93	$8.38	0.0
1/1/2009 to 12/31/2009	$8.38	$10.44	0.0
1/1/2010 to 12/31/2010	$10.44	$13.01	0.0
1/1/2011 to 12/31/2011	$13.01	$12.21	0.0
1/1/2012 to 12/31/2012	$12.21	$13.96	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock S&P 500 Index Fund(1)
3/4/2005 to 12/31/2005	$10.67	$11.18	1,380.8985
1/1/2006 to 12/31/2006	$11.18	$12.69	1,764.562
1/1/2007 to 12/31/2007	$12.69	$13.13	2,094.9
1/1/2008 to 12/31/2008	$13.13	$8.11	2,448.9
1/1/2009 to 12/31/2009	$8.11	$10.06	4,271.3
1/1/2010 to 12/31/2010	$10.06	$11.35	4,582.3
1/1/2011 to 12/31/2011	$11.35	$11.36	5,545.7
1/1/2012 to 12/31/2012	$11.36	$12.91	14,788.1
BlackRock Low Duration Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$9.92	0.0
1/1/2012 to 12/31/2012	$9.92	$10.25	0.0
BlackRock Large Cap Core Fund
3/4/2005 to 12/31/2005	$11.15	$12.45	1,687.6512
1/1/2006 to 12/31/2006	$12.45	$13.84	3,147.6262
1/1/2007 to 12/31/2007	$13.84	$14.30	7,985.2
1/1/2008 to 12/31/2008	$14.30	$8.81	8,563.5
1/1/2009 to 12/31/2009	$8.81	$10.46	8,662.2
1/1/2010 to 12/31/2010	$10.46	$11.45	8,172.4
1/1/2011 to 12/31/2011	$11.45	$11.28	7,675.4
1/1/2012 to 12/31/2012	$11.28	$12.70	7,173.0
BlackRock Large Cap Growth Fund
3/4/2005 to 12/31/2005	$11.03	$12.25	2,247.4691
1/1/2006 to 12/31/2006	$12.25	$12.85	2,246.3072
1/1/2007 to 12/31/2007	$12.85	$13.69	2,267.5
1/1/2008 to 12/31/2008	$13.69	$8.51	2,255.7
1/1/2009 to 12/31/2009	$8.51	$10.98	95,006.2
1/1/2010 to 12/31/2010	$10.98	$12.12	5,504.3
1/1/2011 to 12/31/2011	$12.12	$11.97	4,689.2
1/1/2012 to 12/31/2012	$11.97	$13.50	6,333.4
BlackRock Large Cap Value Fund
3/4/2005 to 12/31/2005	$11.05	$12.51	13,220.506
1/1/2006 to 12/31/2006	$12.51	$14.28	8,340.6178
1/1/2007 to 12/31/2007	$14.28	$14.75	13,257.8
1/1/2008 to 12/31/2008	$14.75	$9.35	12,803.9
1/1/2009 to 12/31/2009	$9.35	$10.51	10,835.3
1/1/2010 to 12/31/2010	$10.51	$11.44	9,978.9
1/1/2011 to 12/31/2011	$11.44	$10.94	7,604.1
1/1/2012 to 12/31/2012	$10.94	$12.13	3,050.6
BlackRock Value Opportunities Fund, Inc.
3/4/2005 to 12/31/2005	$10.39	$11.93	230.9045
1/1/2006 to 12/31/2006	$11.93	$13.18	1,661.1722
1/1/2007 to 12/31/2007	$13.18	$12.81	2,063.3
1/1/2008 to 12/31/2008	$12.81	$7.42	2,255.3
1/1/2009 to 12/31/2009	$7.42	$9.33	2,330.1
1/1/2010 to 12/31/2010	$9.33	$11.80	1,753.8
1/1/2011 to 12/31/2011	$11.80	$11.31	1,628.2
1/1/2012 to 12/31/2012	$11.31	$12.61	1,450.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Cohen & Steers Realty Income Fund, Inc.
3/4/2005 to 12/31/2005	$11.18	$11.79	6,533.8383
1/1/2006 to 12/31/2006	$11.79	$15.10	22,725.3432
1/1/2007 to 12/31/2007	$15.10	$11.85	28,107.2
1/1/2008 to 12/31/2008	$11.85	$7.47	2,088.2
1/1/2009 to 12/31/2009	$7.47	$10.11	1,161.3
1/1/2010 to 12/31/2010	$10.11	$12.62	358.9
1/1/2011 to 12/31/2011	$12.62	$13.20	355.7
1/1/2012 to 12/31/2012	$13.20	$15.22	352.6
Columbia Acorn USA
3/4/2005 to 12/31/2005	$11.30	$12.63	10,316.4122
1/1/2006 to 12/31/2006	$12.63	$13.44	51,555.9624
1/1/2007 to 12/31/2007	$13.44	$13.67	8,927.6
1/1/2008 to 12/31/2008	$13.67	$8.17	31,788.8
1/1/2009 to 12/31/2009	$8.17	$11.36	26,315.1
1/1/2010 to 12/31/2010	$11.36	$13.74	24,631.1
1/1/2011 to 12/31/2011	$13.74	$12.84	23,552.1
1/1/2012 to 12/31/2012	$12.84	$15.02	21,518.1
Columbia Acorn International Fund
5/1/2007 to 12/31/2007	$10.66	$11.29	0
1/1/2008 to 12/31/2008	$11.29	$6.00	2,201.1
1/1/2009 to 12/31/2009	$6.00	$8.89	2,127.4
1/1/2010 to 12/31/2010	$8.89	$10.71	66,470.90
1/1/2011 to 12/31/2011	$10.71	$9.04	69,659.7
1/1/2012 to 12/31/2012	$9.04	$10.80	59,799.4
Columbia Marsico Growth Fund
5/1/2006 to 12/31/2006	$10.09	$10.32	7,500.2399
1/1/2007 to 12/31/2007	$10.32	$11.59	158,492.3
1/1/2008 to 12/31/2008	$11.59	$6.62	182,124.0
1/1/2009 to 12/31/2009	$6.62	$8.42	5,418.9
1/1/2010 to 12/31/2010	$8.42	$9.92	9,587.2
1/1/2011 to 12/31/2011	$9.92	$9.60	9,509.6
1/1/2012 to 12/31/2012	$9.60	$10.63	6,878.5
Columbia Mid Cap Growth Fund
4/8/2011 to 12/31/2011	$10.00	$8.65	0.0
1/1/2012 to 12/31/2012	$8.65	$9.45	0.0
Davis New York Venture Fund, Inc.
3/4/2005 to 12/31/2005	$10.76	$11.83	0
1/1/2006 to 12/31/2006	$11.83	$13.43	63,319.723
1/1/2007 to 12/31/2007	$13.43	$13.89	53,204.9
1/1/2008 to 12/31/2008	$13.89	$8.21	55,053.3
1/1/2009 to 12/31/2009	$8.21	$10.69	127,595.3
1/1/2010 to 12/31/2010	$10.69	$11.81	55,204.2
1/1/2011 to 12/31/2011	$11.81	$11.08	35,030.6
1/1/2012 to 12/31/2012	$11.08	$12.31	29,111.8
Delaware Smid Cap Growth Fund
10/8/2010 to 12/31/2010	$10.00	$11.32	3,364.5
1/1/2011 to 12/31/2011	$11.32	$12.05	3,336.0
1/1/2012 to 12/31/2012	$12.05	$13.10	3,667.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Dreyfus Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.75	$10.97	22,664.7535
1/1/2006 to 12/31/2006	$10.97	$12.57	50,957.9031
1/1/2007 to 12/31/2007	$12.57	$13.20	74,519.0
1/1/2008 to 12/31/2008	$13.20	$8.80	87,897.3
1/1/2009 to 12/31/2009	$8.80	$10.49	9,112.5
1/1/2010 to 12/31/2010	$10.49	$11.92	60,641.8
1/1/2011 to 12/31/2011	$11.92	$12.65	56,241.6
1/1/2012 to 12/31/2012	$12.65	$13.73	46,102.0
Eaton Vance Floating-Rate Fund
3/4/2005 to 12/31/2005	$10.12	$10.37	10,136.073
1/1/2006 to 12/31/2006	$10.37	$10.86	37,918.8716
1/1/2007 to 12/31/2007	$10.86	$10.89	0.0
1/1/2008 to 12/31/2008	$10.89	$7.46	0.0
1/1/2009 to 12/31/2009	$7.46	$10.75	0.0
1/1/2010 to 12/31/2010	$10.75	$11.58	977.0
1/1/2011 to 12/31/2011	$11.58	$11.66	968.7
1/1/2012 to 12/31/2012	$11.66	$12.42	0.0
Eaton Vance Large-Cap Value Fund
5/1/2007 to 12/31/2007	$10.58	$10.80	41,447.6
1/1/2008 to 12/31/2008	$10.80	$6.97	33,883.5
1/1/2009 to 12/31/2009	$6.97	$8.04	100,849.1
1/1/2010 to 12/31/2010	$8.04	$8.72	150,878.1
1/1/2011 to 12/31/2011	$8.72	$8.22	138,677.5
1/1/2012 to 12/31/2012	$8.22	$9.37	104,505.8
Federated Capital Appreciation Fund(2)
3/4/2005 to 12/31/2005	$10.64	$10.93	0
1/1/2006 to 12/31/2006	$10.93	$12.50	0
1/1/2007 to 12/31/2007	$12.50	$13.63	63,971.0
1/1/2008 to 12/31/2008	$13.63	$9.54	70,903.7
1/1/2009 to 12/31/2009	$9.54	$10.73	84,675.5
1/1/2010 to 12/31/2010	$10.73	$11.90	776.6
1/1/2011 to 12/31/2011	$11.90	$11.12	674.9
1/1/2012 to 12/31/2012	$11.12	$12.05	394.3
Federated Kaufmann Fund
3/4/2005 to 12/31/2005	$10.93	$12.47	0
1/1/2006 to 12/31/2006	$12.47	$14.08	1,171.9892
1/1/2007 to 12/31/2007	$14.08	$16.85	26,859.3
1/1/2008 to 12/31/2008	$16.85	$9.59	19,450.1
1/1/2009 to 12/31/2009	$9.59	$12.26	19,637.6
1/1/2010 to 12/31/2010	$12.26	$14.33	6,492.4
1/1/2011 to 12/31/2011	$14.33	$12.20	4,712.9
1/1/2012 to 12/31/2012	$12.20	$14.11	4,114.4
Fidelity® Advisor Equity Growth Fund
3/4/2005 to 12/31/2005	$10.45	$11.21	0
1/1/2006 to 12/31/2006	$11.21	$11.77	0
1/1/2007 to 12/31/2007	$11.77	$14.65	0.0
1/1/2008 to 12/31/2008	$14.65	$7.66	0.0
1/1/2009 to 12/31/2009	$7.66	$9.66	0.0
1/1/2010 to 12/31/2010	$9.66	$11.76	0.0
1/1/2011 to 12/31/2011	$11.76	$11.59	0.0
1/1/2012 to 12/31/2012	$11.59	$13.05	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Janus Forty Fund
7/6/2009 to 12/31/2009	$8.60	$10.45	109,698.9
1/1/2010 to 12/31/2010	$10.45	$10.90	9,587.5
1/1/2011 to 12/31/2011	$10.90	$9.98	3,691.0
1/1/2012 to 12/31/2012	$9.98	$12.18	2,565.6
Janus Enterprise Fund
7/6/2009 to 12/31/2009	$9.93	$12.72	13,918.3
1/1/2010 to 12/31/2010	$12.72	$15.74	1,589.9
1/1/2011 to 12/31/2011	$15.74	$15.21	1,427.4
1/1/2012 to 12/31/2012	$15.21	$17.59	1,234.1
JPMorgan Multi-Cap Market Neutral Fund
6/30/2006 to 12/31/2006	$10.34	$10.53	36,993.0713
1/1/2007 to 12/31/2007	$10.53	$10.09	1,051.9
1/1/2008 to 12/31/2008	$10.09	$9.92	739.0
1/1/2009 to 12/31/2009	$9.92	$9.74	890.0
1/1/2010 to 12/31/2010	$9.74	$9.17	924.5
1/1/2011 to 12/31/2011	$9.17	$9.00	846.8
1/1/2012 to 12/31/2012	$9.00	$8.87	835.4
JPMorgan Small Cap Growth Fund
5/1/2007 to 12/31/2007	$10.19	$10.95	0.0
1/1/2008 to 12/31/2008	$10.95	$6.12	0.0
1/1/2009 to 12/31/2009	$6.12	$8.37	0.0
1/1/2010 to 12/31/2010	$8.37	$11.04	0.0
1/1/2011 to 12/31/2011	$11.04	$10.50	1,624.4
1/1/2012 to 12/31/2012	$10.50	$11.61	714.5
Lord Abbett Affiliated Fund, Inc.
3/4/2005 to 12/31/2005	$10.62	$11.25	592.8077
1/1/2006 to 12/31/2006	$11.25	$13.04	27,582.5803
1/1/2007 to 12/31/2007	$13.04	$13.32	34,544.3
1/1/2008 to 12/31/2008	$13.32	$8.25	28,319.4
1/1/2009 to 12/31/2009	$8.25	$9.71	946.3
1/1/2010 to 12/31/2010	$9.71	$10.94	939.0
1/1/2011 to 12/31/2011	$10.94	$9.94	932.3
1/1/2012 to 12/31/2012	$9.94	$11.35	925.4
Lord Abbett Bond-Debenture Fund, Inc.
3/4/2005 to 12/31/2005	$9.99	$10.40	1,241.067
1/1/2006 to 12/31/2006	$10.40	$11.26	8,811.7654
1/1/2007 to 12/31/2007	$11.26	$11.69	9,351.9
1/1/2008 to 12/31/2008	$11.69	$9.19	9,285.5
1/1/2009 to 12/31/2009	$9.19	$12.27	9,919.8
1/1/2010 to 12/31/2010	$12.27	$13.66	10,085.5
1/1/2011 to 12/31/2011	$13.66	$13.99	9,949.9
1/1/2012 to 12/31/2012	$13.99	$15.62	9,861.6
Lord Abbett Mid Cap Stock Fund, Inc.
3/4/2005 to 12/31/2005	$11.01	$12.02	7,310.0456
1/1/2006 to 12/31/2006	$12.02	$13.31	16,117.3827
1/1/2007 to 12/31/2007	$13.31	$13.19	28,893.6
1/1/2008 to 12/31/2008	$13.19	$7.87	9,413.0
1/1/2009 to 12/31/2009	$7.87	$9.83	9,571.1
1/1/2010 to 12/31/2010	$9.83	$12.17	9,047.9
1/1/2011 to 12/31/2011	$12.17	$11.52	8,686.1
1/1/2012 to 12/31/2012	$11.52	$13.00	6,591.3

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Ready Assets Prime Money Fund
3/4/2005 to 12/31/2005	$10.02	$10.11	12,490.7847
1/1/2006 to 12/31/2006	$10.11	$10.41	583.1853
1/1/2007 to 12/31/2007	$10.41	$10.75	4,151.7
1/1/2008 to 12/31/2008	$10.75	$10.87	1,254.8
1/1/2009 to 12/31/2009	$10.87	$10.74	1,611.8
1/1/2010 to 12/31/2010	$10.74	$10.59	1,596.7
1/1/2011 to 12/31/2011	$10.59	$10.44	1,582.2
1/1/2012 to 12/31/2012	$10.44	$10.29	1,568.1
Managers Cadence Capital Appreciation Fund
6/30/2009 to 12/31/2009	$10.00	$7.93	1,853.6
1/1/2010 to 12/31/2010	$7.93	$9.03	1,717.5
1/1/2011 to 12/31/2011	$9.03	$8.63	1,512.4
1/1/2012 to 12/31/2012	$8.63	$9.37	1,430.0
Oppenheimer Capital Appreciation Fund
3/4/2005 to 12/31/2005	$10.60	$11.15	594.6781
1/1/2006 to 12/31/2006	$11.15	$11.81	2,114.3701
1/1/2007 to 12/31/2007	$11.81	$13.24	2,097.4
1/1/2008 to 12/31/2008	$13.24	$7.06	3,323.9
1/1/2009 to 12/31/2009	$7.06	$9.99	4,219.1
1/1/2010 to 12/31/2010	$9.99	$10.75	2,038.3
1/1/2011 to 12/31/2011	$10.75	$10.43	4,548.1
1/1/2012 to 12/31/2012	$10.43	$11.69	4,146.0
Oppenheimer Main Street Fund®
3/4/2005 to 12/31/2005	$10.63	$11.30	0
1/1/2006 to 12/31/2006	$11.30	$12.80	0
1/1/2007 to 12/31/2007	$12.80	$13.14	2,281.2
1/1/2008 to 12/31/2008	$13.14	$7.93	0.0
1/1/2009 to 12/31/2009	$7.93	$10.07	917.8
1/1/2010 to 12/31/2010	$10.07	$11.49	814.2
1/1/2011 to 12/31/2011	$11.49	$11.30	0.0
1/1/2012 to 12/31/2012	$11.30	$12.98	0.0
Oppenheimer Main Street Small - & Mid-Cap Fund®
3/4/2005 to 12/31/2005	$10.90	$12.38	4,189.8296
1/1/2006 to 12/31/2006	$12.38	$13.98	0
1/1/2007 to 12/31/2007	$13.98	$13.57	149.3
1/1/2008 to 12/31/2008	$13.57	$8.25	353.2
1/1/2009 to 12/31/2009	$8.25	$11.14	428.8
1/1/2010 to 12/31/2010	$11.14	$13.52	379.7
1/1/2011 to 12/31/2011	$13.52	$12.98	1,438.7
1/1/2012 to 12/31/2012	$12.98	$14.93	356.9
PIMCO CommodityRealReturn® Strategy Fund
3/4/2005 to 12/31/2005	$9.86	$11.46	6,953.4128
1/1/2006 to 12/31/2006	$11.46	$10.91	48,120.161
1/1/2007 to 12/31/2007	$10.91	$13.24	72,124.2
1/1/2008 to 12/31/2008	$13.24	$7.35	55,569.6
1/1/2009 to 12/31/2009	$7.35	$10.10	49,384.7
1/1/2010 to 12/31/2010	$10.10	$12.30	43,329.5
1/1/2011 to 12/31/2011	$12.30	$11.14	39,515.2
1/1/2012 to 12/31/2012	$11.14	$11.51	40,695.4

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
PIMCO Low Duration Fund
5/1/2007 to 12/31/2007	$10.02	$10.51	0
1/1/2008 to 12/31/2008	$10.51	$10.18	1,361.2
1/1/2009 to 12/31/2009	$10.18	$11.34	2,640.3
1/1/2010 to 12/31/2010	$11.34	$11.68	34,408.4
1/1/2011 to 12/31/2011	$11.68	$11.67	28,762.4
1/1/2012 to 12/31/2012	$11.67	$12.17	61,923.5
PIMCO Real Return Fund
3/4/2005 to 12/31/2005	$10.36	$10.32	0
1/1/2006 to 12/31/2006	$10.32	$10.15	8,411.4017
1/1/2007 to 12/31/2007	$10.15	$11.12	65,301.5
1/1/2008 to 12/31/2008	$11.12	$10.21	70,557.7
1/1/2009 to 12/31/2009	$10.21	$11.92	37,311.2
1/1/2010 to 12/31/2010	$11.92	$12.61	41,620.6
1/1/2011 to 12/31/2011	$12.61	$13.81	34,504.4
1/1/2012 to 12/31/2012	$13.81	$14.81	58,103.9
PIMCO Total Return Fund
3/4/2005 to 12/31/2005	$10.18	$10.18	41,270.1705
1/1/2006 to 12/31/2006	$10.18	$10.39	120,758.6212
1/1/2007 to 12/31/2007	$10.39	$11.12	228,462.7
1/1/2008 to 12/31/2008	$11.12	$11.43	288,282.6
1/1/2009 to 12/31/2009	$11.43	$12.78	241,668.5
1/1/2010 to 12/31/2010	$12.78	$13.65	200,405.0
1/1/2011 to 12/31/2011	$13.65	$13.96	167,282.6
1/1/2012 to 12/31/2012	$13.96	$15.12	221,432.0
Pioneer Fund
3/4/2005 to 12/31/2005	$10.75	$11.46	15,628.8914
1/1/2006 to 12/31/2006	$11.46	$13.15	82,517.032
1/1/2007 to 12/31/2007	$13.15	$13.57	0.0
1/1/2008 to 12/31/2008	$13.57	$8.77	0.0
1/1/2009 to 12/31/2009	$8.77	$10.74	0.0
1/1/2010 to 12/31/2010	$10.74	$12.26	1,808.8
1/1/2011 to 12/31/2011	$12.26	$11.53	1,237.1
1/1/2012 to 12/31/2012	$11.53	$12.49	1,147.7
Pioneer High Yield Fund
3/4/2005 to 12/31/2005	$9.79	$10.40	0
1/1/2006 to 12/31/2006	$10.40	$11.34	2,085.8764
1/1/2007 to 12/31/2007	$11.34	$11.95	2,075.2
1/1/2008 to 12/31/2008	$11.95	$7.42	5,129.5
1/1/2009 to 12/31/2009	$7.42	$11.86	13,704.6
1/1/2010 to 12/31/2010	$11.86	$13.75	2,127.7
1/1/2011 to 12/31/2011	$13.75	$13.32	2,031.3
1/1/2012 to 12/31/2012	$13.32	$15.09	1,404.6
Pioneer Emerging Markets Fund
5/1/2006 to 12/31/2006	$11.03	$11.92	15,304.4629
1/1/2007 to 12/31/2007	$11.92	$16.68	13,016.9
1/1/2008 to 12/31/2008	$16.68	$6.74	21,025.4
1/1/2009 to 12/31/2009	$6.74	$11.52	39,155.8
1/1/2010 to 12/31/2010	$11.52	$13.19	17,803.4
1/1/2011 to 12/31/2011	$13.19	$9.85	15,843.3
1/1/2012 to 12/31/2012	$9.85	$10.81	14,905.2

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pioneer Real Estate Shares Fund
5/1/2008 to 12/31/2008	$11.58	$6.33	18,131.5
1/1/2009 to 12/31/2009	$6.33	$8.11	20,074.0
1/1/2010 to 12/31/2010	$8.11	$10.26	1,913.1
1/1/2011 to 12/31/2011	$10.26	$11.01	1,772.8
1/1/2012 to 12/31/2012	$11.01	$12.56	487.9
Pioneer Growth Opportunities Fund
8/28/2009 to 12/31/2009	$10.53	$11.32	0.0
1/1/2010 to 12/31/2010	$11.32	$13.35	0.0
1/1/2011 to 12/31/2011	$13.35	$12.83	0.0
1/1/2012 to 12/31/2012	$12.83	$13.48	0.0
Templeton Foreign Fund
3/4/2005 to 12/31/2005	$11.05	$12.39	0
1/1/2006 to 12/31/2006	$12.39	$14.65	9,494.0836
1/1/2007 to 12/31/2007	$14.65	$16.93	10,506.7
1/1/2008 to 12/31/2008	$16.93	$8.99	7,955.8
1/1/2009 to 12/31/2009	$8.99	$13.27	5,565.7
1/1/2010 to 12/31/2010	$13.27	$14.20	161,289.6
1/1/2011 to 12/31/2011	$14.20	$12.22	147,076.2
1/1/2012 to 12/31/2012	$12.22	$14.27	127,264.7
Templeton Growth Fund, Inc.
3/4/2005 to 12/31/2005	$10.98	$11.92	8,158.2259
1/1/2006 to 12/31/2006	$11.92	$14.32	652.9001
1/1/2007 to 12/31/2007	$14.32	$14.42	646.7
1/1/2008 to 12/31/2008	$14.42	$8.03	640.4
1/1/2009 to 12/31/2009	$8.03	$10.36	632.2
1/1/2010 to 12/31/2010	$10.36	$10.98	625.2
1/1/2011 to 12/31/2011	$10.98	$10.13	618.5
1/1/2012 to 12/31/2012	$10.13	$12.13	611.8
TA Flexible Income
11/12/2009 to 12/31/2009	$1.00	$1.02	17,465.7
1/1/2010 to 12/31/2010	$1.02	$1.13	16,346.3
1/1/2011 to 12/31/2011	$1.13	$1.15	0.0
1/1/2012 to 12/31/2012	$1.15	$1.27	0.0
TA Diversified Equity
2/10/2012 to 12/31/2012	$10.00	$10.03	159,145.0
TA Growth Opportunities
5/1/2008 to 12/31/2008	$10.65	$6.74	0.0
1/1/2009 to 12/31/2009	$6.74	$8.97	0.0
1/1/2010 to 12/31/2010	$8.97	$11.92	56,068.2
1/1/2011 to 12/31/2011	$11.92	$10.61	56,070.1
1/1/2012 to 12/31/2012	$10.61	$11.36	60,611.8

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
TA Small/Mid Cap Value
5/1/2008 to 12/31/2008	$10.39	$6.32	0.0
1/1/2009 to 12/31/2009	$6.32	$8.88	964.5
1/1/2010 to 12/31/2010	$8.88	$11.33	21,570.8
1/1/2011 to 12/31/2011	$11.33	$10.80	21,663.1
1/1/2012 to 12/31/2012	$10.80	$12.32	19,694.1
Invesco Comstock Fund
3/4/2005 to 12/31/2005	$10.75	$11.20	20,335.5087
1/1/2006 to 12/31/2006	$11.20	$12.81	2,979.3851
1/1/2007 to 12/31/2007	$12.81	$12.38	4,822.2
1/1/2008 to 12/31/2008	$12.38	$7.82	4,888.1
1/1/2009 to 12/31/2009	$7.82	$9.98	4,085.7
1/1/2010 to 12/31/2010	$9.98	$11.38	108,554.1
1/1/2011 to 12/31/2011	$11.38	$10.99	131,694.0
1/1/2012 to 12/31/2012	$10.99	$12.88	101,665.4

Class C

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Invesco Value Opportunities Fund
5/20/2011 to 12/31/2011	$1.00	$0.91	0.0
1/1/2012 to 12/31/2012	$0.91	$1.06	0.0
Invesco Mid Cap Core Equity Fund
3/4/2005 to 12/31/2005	$10.65	$11.39	0
1/1/2006 to 12/31/2006	$11.39	$12.46	0
1/1/2007 to 12/31/2007	$12.46	$13.47	0.0
1/1/2008 to 12/31/2008	$13.47	$9.62	0.0
1/1/2009 to 12/31/2009	$9.62	$12.32	992.4
1/1/2010 to 12/31/2010	$12.32	$13.65	0.0
1/1/2011 to 12/31/2011	$13.65	$12.59	0.0
1/1/2012 to 12/31/2012	$12.59	$13.68	0.0
AllianceBernstein International Value Fund
5/1/2007 to 12/31/2007	$10.53	$10.40	0.0
1/1/2008 to 12/31/2008	$10.40	$4.75	0.0
1/1/2009 to 12/31/2009	$4.75	$6.28	0.0
1/1/2010 to 12/31/2010	$6.28	$6.39	0.0
1/1/2011 to 12/31/2011	$6.39	$5.02	0.0
1/1/2012 to 12/31/2012	$5.02	$5.64	0.0
AllianceBernstein DiscoveryValue Fund
3/4/2005 to 12/31/2005	$10.86	$11.80	2,594.9923
1/1/2006 to 12/31/2006	$11.80	$13.19	3,971.1004
1/1/2007 to 12/31/2007	$13.19	$13.28	767.8
1/1/2008 to 12/31/2008	$13.28	$8.55	619.3
1/1/2009 to 12/31/2009	$8.55	$11.94	0.0
1/1/2010 to 12/31/2010	$11.94	$14.87	0.0
1/1/2011 to 12/31/2011	$14.87	$13.40	0.0
1/1/2012 to 12/31/2012	$13.40	$15.57	0.0
AllianceBernstein Value Fund
3/4/2005 to 12/31/2005	$10.73	$11.28	0
1/1/2006 to 12/31/2006	$11.28	$13.46	0
1/1/2007 to 12/31/2007	$13.46	$12.65	0.0
1/1/2008 to 12/31/2008	$12.65	$7.24	0.0
1/1/2009 to 12/31/2009	$7.24	$8.48	0.0
1/1/2010 to 12/31/2010	$8.48	$9.30	0.0
1/1/2011 to 12/31/2011	$9.30	$8.78	0.0
1/1/2012 to 12/31/2012	$8.78	$9.93	0.0
AllianzGI NFJ Dividend Value Fund
5/1/2007 to 12/31/2007	$10.51	$10.25	0
1/1/2008 to 12/31/2008	$10.25	$6.43	0
1/1/2009 to 12/31/2009	$6.43	$7.14	0.0
1/1/2010 to 12/31/2010	$7.14	$7.95	0.0
1/1/2011 to 12/31/2011	$7.95	$8.07	0.0
1/1/2012 to 12/31/2012	$8.07	$9.05	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AllianzGI NFJ Small-Cap Value Fund
3/4/2005 to 12/31/2005	$11.03	$12.13	0
1/1/2006 to 12/31/2006	$12.13	$14.15	0
1/1/2007 to 12/31/2007	$14.15	$14.77	0.0
1/1/2008 to 12/31/2008	$14.77	$10.69	0.0
1/1/2009 to 12/31/2009	$10.69	$13.04	0.0
1/1/2010 to 12/31/2010	$13.04	$16.03	0.0
1/1/2011 to 12/31/2011	$16.03	$16.11	0.0
1/1/2012 to 12/31/2012	$16.11	$17.49	0.0
AllianzGI NFJ Mid-Cap Value Fund
3/4/2005 to 12/31/2005	$10.14	$10.72	0
1/1/2006 to 12/31/2006	$10.72	$11.81	0
1/1/2007 to 12/31/2007	$11.81	$12.27	0.0
1/1/2008 to 12/31/2008	$12.27	$7.24	0.0
1/1/2009 to 12/31/2009	$7.24	$9.52	0.0
1/1/2010 to 12/31/2010	$9.52	$11.28	0.0
1/1/2011 to 12/31/2011	$11.28	$10.97	0.0
1/1/2012 to 12/31/2012	$10.97	$12.45	0.0
American Century Equity Income Fund
3/4/2005 to 12/31/2005	$10.52	$10.70	0
1/1/2006 to 12/31/2006	$10.70	$12.56	0
1/1/2007 to 12/31/2007	$12.56	$12.54	0.0
1/1/2008 to 12/31/2008	$12.54	$9.84	0.0
1/1/2009 to 12/31/2009	$9.84	$10.84	0.0
1/1/2010 to 12/31/2010	$10.84	$12.06	0.0
1/1/2011 to 12/31/2011	$12.06	$12.26	0.0
1/1/2012 to 12/31/2012	$12.26	$13.42	0.0
American Century Ultra® Fund
3/4/2005 to 12/31/2005	$10.44	$10.98	0
1/1/2006 to 12/31/2006	$10.98	$10.42	0
1/1/2007 to 12/31/2007	$10.42	$12.47	0.0
1/1/2008 to 12/31/2008	$12.47	$7.12	0.0
1/1/2009 to 12/31/2009	$7.12	$9.47	0.0
1/1/2010 to 12/31/2010	$9.47	$10.84	0.0
1/1/2011 to 12/31/2011	$10.84	$10.77	0.0
1/1/2012 to 12/31/2012	$10.77	$12.07	0.0
American Funds® – Bond Fund of AmericaSM
3/4/2005 to 12/31/2005	$10.10	$10.22	1,497.5924
1/1/2006 to 12/31/2006	$10.22	$10.65	10,240.9372
1/1/2007 to 12/31/2007	$10.65	$10.84	7,977.3
1/1/2008 to 12/31/2008	$10.84	$9.36	2,894.8
1/1/2009 to 12/31/2009	$9.36	$10.58	2,429.0
1/1/2010 to 12/31/2010	$10.58	$11.18	0.0
1/1/2011 to 12/31/2011	$11.18	$11.71	0.0
1/1/2012 to 12/31/2012	$11.71	$12.21	0.0
American Funds® – EuroPacific Growth Fund®
3/4/2005 to 12/31/2005	$11.10	$13.48	907.9984
1/1/2006 to 12/31/2006	$13.48	$16.17	7,362.4308
1/1/2007 to 12/31/2007	$16.17	$18.92	8,977.9
1/1/2008 to 12/31/2008	$18.92	$11.07	5,939.9
1/1/2009 to 12/31/2009	$11.07	$15.16	7,316.8
1/1/2010 to 12/31/2010	$15.16	$16.32	1,879.1
1/1/2011 to 12/31/2011	$16.32	$13.88	0.0
1/1/2012 to 12/31/2012	$13.88	$16.28	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
American Funds® – Growth Fund of America®
3/4/2005 to 12/31/2005	$10.72	$12.27	2,992.463
1/1/2006 to 12/31/2006	$12.27	$13.40	9,902.2519
1/1/2007 to 12/31/2007	$13.40	$14.64	4,425.5
1/1/2008 to 12/31/2008	$14.64	$8.78	4,675.1
1/1/2009 to 12/31/2009	$8.78	$11.62	1,143.5
1/1/2010 to 12/31/2010	$11.62	$12.85	1,143.5
1/1/2011 to 12/31/2011	$12.85	$12.03	0.0
1/1/2012 to 12/31/2012	$12.03	$14.27	0.0
American Funds® – Income Fund of America®
3/4/2005 to 12/31/2005	$10.56	$10.90	0
1/1/2006 to 12/31/2006	$10.90	$12.91	0
1/1/2007 to 12/31/2007	$12.91	$13.18	0.0
1/1/2008 to 12/31/2008	$13.18	$9.21	0.0
1/1/2009 to 12/31/2009	$9.21	$11.28	0.0
1/1/2010 to 12/31/2010	$11.28	$12.43	0.0
1/1/2011 to 12/31/2011	$12.43	$12.91	0.0
1/1/2012 to 12/31/2012	$12.91	$14.22	0.0
American Funds® – Investment Company of America®
3/4/2005 to 12/31/2005	$10.55	$11.26	0
1/1/2006 to 12/31/2006	$11.26	$12.86	2,043.8928
1/1/2007 to 12/31/2007	$12.86	$13.39	1,988.9
1/1/2008 to 12/31/2008	$13.39	$8.60	0.0
1/1/2009 to 12/31/2009	$8.60	$10.76	0.0
1/1/2010 to 12/31/2010	$10.76	$11.74	0.0
1/1/2011 to 12/31/2011	$11.74	$11.34	0.0
1/1/2012 to 12/31/2012	$11.34	$12.90	0.0
BlackRock Basic Value Fund, Inc.
3/4/2005 to 12/31/2005	$10.44	$11.01	0
1/1/2006 to 12/31/2006	$11.01	$13.26	2,240.5694
1/1/2007 to 12/31/2007	$13.26	$13.18	4,204.5
1/1/2008 to 12/31/2008	$13.18	$8.22	1,105.5
1/1/2009 to 12/31/2009	$8.22	$10.55	3,203.5
1/1/2010 to 12/31/2010	$10.55	$11.70	0.0
1/1/2011 to 12/31/2011	$11.70	$11.17	0.0
1/1/2012 to 12/31/2012	$11.17	$12.51	0.0
BlackRock Total Return Fund
3/4/2005 to 12/31/2005	$10.09	$10.08	0
1/1/2006 to 12/31/2006	$10.08	$10.30	0
1/1/2007 to 12/31/2007	$10.30	$10.59	0.0
1/1/2008 to 12/31/2008	$10.59	$9.22	0.0
1/1/2009 to 12/31/2009	$9.22	$10.51	0.0
1/1/2010 to 12/31/2010	$10.51	$11.35	0.0
1/1/2011 to 12/31/2011	$11.35	$11.66	0.0
1/1/2012 to 12/31/2012	$11.66	$12.59	0.0
BlackRock Capital Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.58	$11.59	0
1/1/2006 to 12/31/2006	$11.59	$11.83	0
1/1/2007 to 12/31/2007	$11.83	$13.96	4,270.7
1/1/2008 to 12/31/2008	$13.96	$8.35	3,558.3
1/1/2009 to 12/31/2009	$8.35	$11.23	3,810.2
1/1/2010 to 12/31/2010	$11.23	$13.18	5,298.0
1/1/2011 to 12/31/2011	$13.18	$11.79	6,071.9
1/1/2012 to 12/31/2012	$11.79	$13.22	5,056.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Global Allocation Fund, Inc.
3/4/2005 to 12/31/2005	$10.77	$11.84	0
1/1/2006 to 12/31/2006	$11.84	$13.51	2,552.2753
1/1/2007 to 12/31/2007	$13.51	$15.52	2,309.6
1/1/2008 to 12/31/2008	$15.52	$12.13	355.5
1/1/2009 to 12/31/2009	$12.13	$14.52	0.0
1/1/2010 to 12/31/2010	$14.52	$15.70	466.6
1/1/2011 to 12/31/2011	$15.70	$14.88	447.9
1/1/2012 to 12/31/2012	$14.88	$16.11	471.2
BlackRock Global Opportunities Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.18	0.0
1/1/2012 to 12/31/2012	$10.18	$11.47	0.0
BlackRock Global SmallCap Fund, Inc.
3/4/2005 to 12/31/2005	$10.89	$12.57	0
1/1/2006 to 12/31/2006	$12.57	$14.62	55.4149
1/1/2007 to 12/31/2007	$14.62	$16.74	53.7
1/1/2008 to 12/31/2008	$16.74	$10.25	53.4
1/1/2009 to 12/31/2009	$10.25	$13.60	0.0
1/1/2010 to 12/31/2010	$13.60	$15.83	0.0
1/1/2011 to 12/31/2011	$15.83	$13.92	0.0
1/1/2012 to 12/31/2012	$13.92	$15.95	0.0
BlackRock U.S. Government Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$10.28	0.0
1/1/2012 to 12/31/2012	$10.28	$10.37	0.0
BlackRock High Yield Bond Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.17	794.2
1/1/2012 to 12/31/2012	$10.17	$11.69	784.6
BlackRock International Index Fund
3/4/2005 to 12/31/2005	$11.04	$12.72	0
1/1/2006 to 12/31/2006	$12.72	$15.75	0
1/1/2007 to 12/31/2007	$15.75	$17.06	0.0
1/1/2008 to 12/31/2008	$17.06	$9.67	0.0
1/1/2009 to 12/31/2009	$9.67	$12.18	0.0
1/1/2010 to 12/31/2010	$12.18	$12.83	0.0
1/1/2011 to 12/31/2011	$12.83	$11.00	0.0
1/1/2012 to 12/31/2012	$11.00	$12.81	0.0
BlackRock International Fund
8/12/2011 to 12/31/2011	$10.00	$9.18	0.0
1/1/2012 to 12/31/2012	$9.18	$10.33	0.0
BlackRock Small Cap Index Fund
3/4/2005 to 12/31/2005	$10.55	$11.59	0
1/1/2006 to 12/31/2006	$11.59	$13.36	0
1/1/2007 to 12/31/2007	$13.36	$12.86	0.0
1/1/2008 to 12/31/2008	$12.86	$8.33	0.0
1/1/2009 to 12/31/2009	$8.33	$10.36	0.0
1/1/2010 to 12/31/2010	$10.36	$12.89	0.0
1/1/2011 to 12/31/2011	$12.89	$12.08	0.0
1/1/2012 to 12/31/2012	$12.08	$13.79	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock S&P 500 Index Fund(1)
3/4/2005 to 12/31/2005	$10.66	$11.16	0
1/1/2006 to 12/31/2006	$11.16	$12.65	0
1/1/2007 to 12/31/2007	$12.65	$13.07	0.0
1/1/2008 to 12/31/2008	$13.07	$8.06	0.0
1/1/2009 to 12/31/2009	$8.06	$9.98	0.0
1/1/2010 to 12/31/2010	$9.98	$11.24	0.0
1/1/2011 to 12/31/2011	$11.24	$11.24	0.0
1/1/2012 to 12/31/2012	$11.24	$12.76	0.0
BlackRock Low Duration Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$9.92	0.0
1/1/2012 to 12/31/2012	$9.92	$10.23	0.0
BlackRock Large Cap Core Fund
3/4/2005 to 12/31/2005	$11.14	$12.42	0
1/1/2006 to 12/31/2006	$12.42	$13.79	227.2537
1/1/2007 to 12/31/2007	$13.79	$14.23	230.6
1/1/2008 to 12/31/2008	$14.23	$8.75	229.2
1/1/2009 to 12/31/2009	$8.75	$10.38	0.0
1/1/2010 to 12/31/2010	$10.38	$11.34	0.0
1/1/2011 to 12/31/2011	$11.34	$11.16	0.0
1/1/2012 to 12/31/2012	$11.16	$12.54	0.0
BlackRock Large Cap Growth Fund
3/4/2005 to 12/31/2005	$11.02	$12.22	0
1/1/2006 to 12/31/2006	$12.22	$12.81	0
1/1/2007 to 12/31/2007	$12.81	$13.62	0.0
1/1/2008 to 12/31/2008	$13.62	$8.45	0.0
1/1/2009 to 12/31/2009	$8.45	$10.89	3,699.0
1/1/2010 to 12/31/2010	$10.89	$12.01	0.0
1/1/2011 to 12/31/2011	$12.01	$11.84	0.0
1/1/2012 to 12/31/2012	$11.84	$13.33	0.0
BlackRock Large Cap Value Fund
3/4/2005 to 12/31/2005	$11.04	$12.49	980.3074
1/1/2006 to 12/31/2006	$12.49	$14.23	0
1/1/2007 to 12/31/2007	$14.23	$14.68	1,191.5
1/1/2008 to 12/31/2008	$14.68	$9.29	1,218.1
1/1/2009 to 12/31/2009	$9.29	$10.43	1,159.2
1/1/2010 to 12/31/2010	$10.43	$11.33	1,159.2
1/1/2011 to 12/31/2011	$11.33	$10.82	0.0
1/1/2012 to 12/31/2012	$10.82	$11.98	0.0
BlackRock Value Opportunities Fund, Inc.
3/4/2005 to 12/31/2005	$10.38	$11.90	0
1/1/2006 to 12/31/2006	$11.90	$13.13	58.5783
1/1/2007 to 12/31/2007	$13.13	$12.75	61.1
1/1/2008 to 12/31/2008	$12.75	$7.37	60.7
1/1/2009 to 12/31/2009	$7.37	$9.26	0.0
1/1/2010 to 12/31/2010	$9.26	$11.69	0.0
1/1/2011 to 12/31/2011	$11.69	$11.18	0.0
1/1/2012 to 12/31/2012	$11.18	$12.46	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Cohen & Steers Realty Income Fund, Inc.
3/4/2005 to 12/31/2005	$11.17	$11.77	780.1977
1/1/2006 to 12/31/2006	$11.77	$15.05	1,874.1182
1/1/2007 to 12/31/2007	$15.05	$11.79	864.9
1/1/2008 to 12/31/2008	$11.79	$7.42	0.0
1/1/2009 to 12/31/2009	$7.42	$10.03	0.0
1/1/2010 to 12/31/2010	$10.03	$12.51	0.0
1/1/2011 to 12/31/2011	$12.51	$13.06	0.0
1/1/2012 to 12/31/2012	$13.06	$15.04	0.0
Columbia Acorn USA
3/4/2005 to 12/31/2005	$11.29	$12.61	0
1/1/2006 to 12/31/2006	$12.61	$13.40	3,910.2853
1/1/2007 to 12/31/2007	$13.40	$13.60	0.0
1/1/2008 to 12/31/2008	$13.60	$8.12	751.1
1/1/2009 to 12/31/2009	$8.12	$11.27	676.1
1/1/2010 to 12/31/2010	$11.27	$13.62	619.5
1/1/2011 to 12/31/2011	$13.62	$12.70	641.9
1/1/2012 to 12/31/2012	$12.70	$14.84	588.3
Columbia Acorn International Fund
5/1/2007 to 12/31/2007	$10.65	$11.27	0.0
1/1/2008 to 12/31/2008	$11.27	$5.98	0.0
1/1/2009 to 12/31/2009	$5.98	$8.85	0.0
1/1/2010 to 12/31/2010	$8.85	$10.65	2,678.6
1/1/2011 to 12/31/2011	$10.65	$8.98	2,716.8
1/1/2012 to 12/31/2012	$8.98	$10.71	2,595.5
Columbia Marsico Growth Fund
5/1/2006 to 12/31/2006	$10.09	$10.30	0
1/1/2007 to 12/31/2007	$10.30	$11.56	7,880.6
1/1/2008 to 12/31/2008	$11.56	$6.59	6,302.2
1/1/2009 to 12/31/2009	$6.59	$8.37	0.0
1/1/2010 to 12/31/2010	$8.37	$9.84	0.0
1/1/2011 to 12/31/2011	$9.84	$9.52	0.0
1/1/2012 to 12/31/2012	$9.52	$10.52	0.0
Columbia Mid Cap Growth Fund
4/8/2011 to 12/31/2011	$10.00	$8.64	0.0
1/1/2012 to 12/31/2012	$8.64	$9.42	0.0
Davis New York Venture Fund, Inc.
3/4/2005 to 12/31/2005	$10.75	$11.81	0
1/1/2006 to 12/31/2006	$11.81	$13.38	3,846.3538
1/1/2007 to 12/31/2007	$13.38	$13.82	2,029.6
1/1/2008 to 12/31/2008	$13.82	$8.16	2,061.5
1/1/2009 to 12/31/2009	$8.16	$10.60	5,256.5
1/1/2010 to 12/31/2010	$10.60	$11.70	2,068.1
1/1/2011 to 12/31/2011	$11.70	$10.96	0.0
1/1/2012 to 12/31/2012	$10.96	$12.16	0.0
Delaware Smid Cap Growth Fund
10/8/2010 to 12/31/2010	$10.00	$11.31	0.0
1/1/2011 to 12/31/2011	$11.31	$12.02	0.0
1/1/2012 to 12/31/2012	$12.02	$13.06	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Dreyfus Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.74	$10.95	2,515.909
1/1/2006 to 12/31/2006	$10.95	$12.53	4,587.9283
1/1/2007 to 12/31/2007	$12.53	$13.14	3,424.3
1/1/2008 to 12/31/2008	$13.14	$8.74	2,804.8
1/1/2009 to 12/31/2009	$8.74	$10.41	0.0
1/1/2010 to 12/31/2010	$10.41	$11.81	2,214.7
1/1/2011 to 12/31/2011	$11.81	$12.51	2,070.6
1/1/2012 to 12/31/2012	$12.51	$13.57	1,607.8
Eaton Vance Floating-Rate Fund
3/4/2005 to 12/31/2005	$10.12	$10.35	2,070.3271
1/1/2006 to 12/31/2006	$10.35	$10.83	4,954.3601
1/1/2007 to 12/31/2007	$10.83	$10.84	0.0
1/1/2008 to 12/31/2008	$10.84	$7.41	0.0
1/1/2009 to 12/31/2009	$7.41	$10.67	0.0
1/1/2010 to 12/31/2010	$10.67	$11.47	0.0
1/1/2011 to 12/31/2011	$11.47	$11.53	0.0
1/1/2012 to 12/31/2012	$11.53	$12.27	0.0
Eaton Vance Large-Cap Value Fund
5/1/2007 to 12/31/2007	$10.58	$10.79	2,378.0
1/1/2008 to 12/31/2008	$10.79	$6.95	1,306.5
1/1/2009 to 12/31/2009	$6.95	$8.01	3,955.1
1/1/2010 to 12/31/2010	$8.01	$8.68	6,657.9
1/1/2011 to 12/31/2011	$8.68	$8.16	6,030.9
1/1/2012 to 12/31/2012	$8.16	$9.29	4,461.2
Federated Capital Appreciation Fund(2)
3/4/2005 to 12/31/2005	$10.63	$10.91	0
1/1/2006 to 12/31/2006	$10.91	$12.46	0
1/1/2007 to 12/31/2007	$12.46	$13.56	4,625.9
1/1/2008 to 12/31/2008	$13.56	$9.48	3,786.8
1/1/2009 to 12/31/2009	$9.48	$10.65	4,515.7
1/1/2010 to 12/31/2010	$10.65	$11.79	1,119.7
1/1/2011 to 12/31/2011	$11.79	$11.00	0.0
1/1/2012 to 12/31/2012	$11.00	$11.90	0.0
Federated Kaufmann Fund
3/4/2005 to 12/31/2005	$10.92	$12.44	0
1/1/2006 to 12/31/2006	$12.44	$14.03	55.6971
1/1/2007 to 12/31/2007	$14.03	$16.76	1,273.0
1/1/2008 to 12/31/2008	$16.76	$9.53	611.6
1/1/2009 to 12/31/2009	$9.53	$12.17	543.8
1/1/2010 to 12/31/2010	$12.17	$14.19	0.0
1/1/2011 to 12/31/2011	$14.19	$12.07	0.0
1/1/2012 to 12/31/2012	$12.07	$13.93	0.0
Fidelity® Advisor Equity Growth Fund
3/4/2005 to 12/31/2005	$10.44	$11.19	0
1/1/2006 to 12/31/2006	$11.19	$11.73	0
1/1/2007 to 12/31/2007	$11.73	$14.58	0.0
1/1/2008 to 12/31/2008	$14.58	$7.61	0.0
1/1/2009 to 12/31/2009	$7.61	$9.58	0.0
1/1/2010 to 12/31/2010	$9.58	$11.65	0.0
1/1/2011 to 12/31/2011	$11.65	$11.47	0.0
1/1/2012 to 12/31/2012	$11.47	$12.89	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Janus Forty Fund
7/6/2009 to 12/31/2009	$8.57	$10.41	4,109.3
1/1/2010 to 12/31/2010	$10.41	$10.84	0.0
1/1/2011 to 12/31/2011	$10.84	$9.91	0.0
1/1/2012 to 12/31/2012	$9.91	$12.07	0.0
Janus Enterprise Fund
7/6/2009 to 12/31/2009	$9.93	$12.71	520.5
1/1/2010 to 12/31/2010	$12.71	$15.70	0.0
1/1/2011 to 12/31/2011	$15.70	$15.16	0.0
1/1/2012 to 12/31/2012	$15.16	$17.50	0.0
JPMorgan Multi-Cap Market Neutral Fund
6/30/2006 to 12/31/2006	$10.33	$10.52	3,573.7677
1/1/2007 to 12/31/2007	$10.52	$10.07	0
1/1/2008 to 12/31/2008	$10.07	$9.87	0.0
1/1/2009 to 12/31/2009	$9.87	$9.69	0.0
1/1/2010 to 12/31/2010	$9.69	$9.10	0.0
1/1/2011 to 12/31/2011	$9.10	$8.92	0.0
1/1/2012 to 12/31/2012	$8.92	$8.78	0.0
JPMorgan Small Cap Growth Fund
5/1/2007 to 12/31/2007	$10.59	$10.94	0.0
1/1/2008 to 12/31/2008	$10.94	$6.11	0.0
1/1/2009 to 12/31/2009	$6.11	$8.33	0.0
1/1/2010 to 12/31/2010	$8.33	$10.97	0.0
1/1/2011 to 12/31/2011	$10.97	$10.42	0.0
1/1/2012 to 12/31/2012	$10.42	$11.51	0.0
Lord Abbett Affiliated Fund, Inc.
3/4/2005 to 12/31/2005	$10.61	$11.23	0
1/1/2006 to 12/31/2006	$11.23	$12.99	2,640.8268
1/1/2007 to 12/31/2007	$12.99	$13.25	1,935.1
1/1/2008 to 12/31/2008	$13.25	$8.20	1,108.2
1/1/2009 to 12/31/2009	$8.20	$9.63	0.0
1/1/2010 to 12/31/2010	$9.63	$10.84	0.0
1/1/2011 to 12/31/2011	$10.84	$9.83	0.0
1/1/2012 to 12/31/2012	$9.83	$11.21	0.0
Lord Abbett Bond-Debenture Fund, Inc.
3/4/2005 to 12/31/2005	$9.98	$10.38	0
1/1/2006 to 12/31/2006	$10.38	$11.23	0
1/1/2007 to 12/31/2007	$11.23	$11.64	0.0
1/1/2008 to 12/31/2008	$11.64	$9.13	0.0
1/1/2009 to 12/31/2009	$9.13	$12.18	0.0
1/1/2010 to 12/31/2010	$12.18	$13.54	0.0
1/1/2011 to 12/31/2011	$13.54	$13.84	0.0
1/1/2012 to 12/31/2012	$13.84	$15.43	0.0
Lord Abbett Mid Cap Stock Fund, Inc.
3/4/2005 to 12/31/2005	$11.00	$12.00	0
1/1/2006 to 12/31/2006	$12.00	$13.27	59.9301
1/1/2007 to 12/31/2007	$13.27	$13.13	2,103.4
1/1/2008 to 12/31/2008	$13.13	$7.82	1,416.4
1/1/2009 to 12/31/2009	$7.82	$9.75	1,385.9
1/1/2010 to 12/31/2010	$9.75	$12.05	1,385.9
1/1/2011 to 12/31/2011	$12.05	$11.39	1,385.9
1/1/2012 to 12/31/2012	$11.39	$12.84	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Ready Assets Prime Money Fund
3/4/2005 to 12/31/2005	$10.01	$10.09	0
1/1/2006 to 12/31/2006	$10.09	$10.37	0
1/1/2007 to 12/31/2007	$10.37	$10.70	0.0
1/1/2008 to 12/31/2008	$10.70	$10.80	0.0
1/1/2009 to 12/31/2009	$10.80	$10.66	0.0
1/1/2010 to 12/31/2010	$10.66	$10.49	0.0
1/1/2011 to 12/31/2011	$10.49	$10.32	0.0
1/1/2012 to 12/31/2012	$10.32	$10.16	0.0
Managers Cadence Capital Appreciation Fund
6/30/2009 to 12/31/2009	$10.00	$7.88	0.0
1/1/2010 to 12/31/2010	$7.88	$8.97	0.0
1/1/2011 to 12/31/2011	$8.97	$8.56	0.0
1/1/2012 to 12/31/2012	$8.56	$9.27	0.0
Oppenheimer Capital Appreciation Fund
3/4/2005 to 12/31/2005	$10.59	$11.13	0
1/1/2006 to 12/31/2006	$11.13	$11.77	0
1/1/2007 to 12/31/2007	$11.77	$13.18	0.0
1/1/2008 to 12/31/2008	$13.18	$7.02	0.0
1/1/2009 to 12/31/2009	$7.02	$9.91	0.0
1/1/2010 to 12/31/2010	$9.91	$10.65	0.0
1/1/2011 to 12/31/2011	$10.65	$10.32	0.0
1/1/2012 to 12/31/2012	$10.32	$11.54	0.0
Oppenheimer Main Street Fund®
3/4/2005 to 12/31/2005	$10.62	$11.28	0
1/1/2006 to 12/31/2006	$11.28	$12.75	0
1/1/2007 to 12/31/2007	$12.75	$13.08	0.0
1/1/2008 to 12/31/2008	$13.08	$7.88	0.0
1/1/2009 to 12/31/2009	$7.88	$9.99	0.0
1/1/2010 to 12/31/2010	$9.99	$11.38	0.0
1/1/2011 to 12/31/2011	$11.38	$11.18	0.0
1/1/2012 to 12/31/2012	$11.18	$12.82	0.0
Oppenheimer Main Street Small - & Mid-Cap Fund®
3/4/2005 to 12/31/2005	$10.89	$12.35	0
1/1/2006 to 12/31/2006	$12.35	$13.94	0
1/1/2007 to 12/31/2007	$13.94	$13.50	0.0
1/1/2008 to 12/31/2008	$13.50	$8.20	0.0
1/1/2009 to 12/31/2009	$8.20	$11.05	0.0
1/1/2010 to 12/31/2010	$11.05	$13.40	0.0
1/1/2011 to 12/31/2011	$13.40	$12.84	0.0
1/1/2012 to 12/31/2012	$12.84	$14.75	0.0
PIMCO CommodityRealReturn® Strategy Fund
3/4/2005 to 12/31/2005	$9.85	$11.44	802.4295
1/1/2006 to 12/31/2006	$11.44	$10.87	2,593.7626
1/1/2007 to 12/31/2007	$10.87	$13.18	2,321.8
1/1/2008 to 12/31/2008	$13.18	$7.30	1,233.0
1/1/2009 to 12/31/2009	$7.30	$10.02	860.1
1/1/2010 to 12/31/2010	$10.02	$12.18	783.3
1/1/2011 to 12/31/2011	$12.18	$11.02	759.2
1/1/2012 to 12/31/2012	$11.02	$11.37	837.9

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
PIMCO Low Duration Fund
5/1/2007 to 12/31/2007	$10.02	$10.50	0.0
1/1/2008 to 12/31/2008	$10.50	$10.16	0.0
1/1/2009 to 12/31/2009	$10.16	$11.29	0.0
1/1/2010 to 12/31/2010	$11.29	$11.62	1,386.6
1/1/2011 to 12/31/2011	$11.62	$11.59	1,257.7
1/1/2012 to 12/31/2012	$11.59	$12.07	2,853.4
PIMCO Real Return Fund
3/4/2005 to 12/31/2005	$10.35	$10.30	0
1/1/2006 to 12/31/2006	$10.30	$10.12	0
1/1/2007 to 12/31/2007	$10.12	$11.07	3,444.5
1/1/2008 to 12/31/2008	$11.07	$10.14	2,670.6
1/1/2009 to 12/31/2009	$10.14	$11.82	1,519.5
1/1/2010 to 12/31/2010	$11.82	$12.49	1,787.4
1/1/2011 to 12/31/2011	$12.49	$13.66	1,493.7
1/1/2012 to 12/31/2012	$13.66	$14.63	2,624.3
PIMCO Total Return Fund
3/4/2005 to 12/31/2005	$10.17	$10.16	7,528.2687
1/1/2006 to 12/31/2006	$10.16	$10.36	15,387.0824
1/1/2007 to 12/31/2007	$10.36	$11.07	13,501.9
1/1/2008 to 12/31/2008	$11.07	$11.36	10,665.4
1/1/2009 to 12/31/2009	$11.36	$12.68	8,751.4
1/1/2010 to 12/31/2010	$12.68	$13.52	7,373.4
1/1/2011 to 12/31/2011	$13.52	$13.81	6,553.2
1/1/2012 to 12/31/2012	$13.81	$14.94	9,136.1
Pioneer Fund
3/4/2005 to 12/31/2005	$10.74	$11.44	1,872.7408
1/1/2006 to 12/31/2006	$11.44	$13.11	8,105.7372
1/1/2007 to 12/31/2007	$13.11	$13.50	0.0
1/1/2008 to 12/31/2008	$13.50	$8.72	0.0
1/1/2009 to 12/31/2009	$8.72	$10.66	0.0
1/1/2010 to 12/31/2010	$10.66	$12.14	0.0
1/1/2011 to 12/31/2011	$12.14	$11.40	0.0
1/1/2012 to 12/31/2012	$11.40	$12.33	0.0
Pioneer High Yield Fund
3/4/2005 to 12/31/2005	$9.78	$10.38	0
1/1/2006 to 12/31/2006	$10.38	$11.30	0
1/1/2007 to 12/31/2007	$11.30	$11.90	0.0
1/1/2008 to 12/31/2008	$11.90	$7.37	0.0
1/1/2009 to 12/31/2009	$7.37	$11.77	477.1
1/1/2010 to 12/31/2010	$11.77	$13.62	0.0
1/1/2011 to 12/31/2011	$13.62	$13.17	0.0
1/1/2012 to 12/31/2012	$13.17	$14.91	0.0
Pioneer Emerging Markets Fund
5/1/2006 to 12/31/2006	$11.03	$11.91	0
1/1/2007 to 12/31/2007	$11.91	$16.63	0
1/1/2008 to 12/31/2008	$16.63	$6.71	0.0
1/1/2009 to 12/31/2009	$6.71	$11.46	794.3
1/1/2010 to 12/31/2010	$11.46	$13.10	0.0
1/1/2011 to 12/31/2011	$13.10	$9.77	0.0
1/1/2012 to 12/31/2012	$9.77	$10.70	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pioneer Real Estate Shares Fund
5/1/2008 to 12/31/2008	$11.57	$6.32	712.3
1/1/2009 to 12/31/2009	$6.32	$8.09	817.6
1/1/2010 to 12/31/2010	$8.09	$10.21	0.0
1/1/2011 to 12/31/2011	$10.21	$10.95	0.0
1/1/2012 to 12/31/2012	$10.95	$12.47	0.0
Pioneer Growth Opportunities Fund
8/28/2009 to 12/31/2009	$10.53	$11.32	1,239.1
1/1/2010 to 12/31/2010	$11.32	$13.32	1,239.1
1/1/2011 to 12/31/2011	$13.32	$12.78	0.0
1/1/2012 to 12/31/2012	$12.78	$13.41	0.0
Templeton Foreign Fund
3/4/2005 to 12/31/2005	$11.04	$12.37	0
1/1/2006 to 12/31/2006	$12.37	$14.60	0
1/1/2007 to 12/31/2007	$14.60	$16.85	0.0
1/1/2008 to 12/31/2008	$16.85	$8.94	0.0
1/1/2009 to 12/31/2009	$8.94	$13.17	0.0
1/1/2010 to 12/31/2010	$13.17	$14.07	6,970.2
1/1/2011 to 12/31/2011	$14.07	$12.08	6,477.3
1/1/2012 to 12/31/2012	$12.08	$14.10	5,630.1
Templeton Growth Fund, Inc.
3/4/2005 to 12/31/2005	$10.97	$11.90	514.3119
1/1/2006 to 12/31/2006	$11.90	$14.27	119.6173
1/1/2007 to 12/31/2007	$14.27	$14.35	114.0
1/1/2008 to 12/31/2008	$14.35	$7.98	113.3
1/1/2009 to 12/31/2009	$7.98	$10.28	0.0
1/1/2010 to 12/31/2010	$10.28	$10.88	0.0
1/1/2011 to 12/31/2011	$10.88	$10.02	0.0
1/1/2012 to 12/31/2012	$10.02	$11.99	0.0
TA Flexible Income
11/12/2009 to 12/31/2009	$1.00	$1.02	0.0
1/1/2010 to 12/31/2010	$1.02	$1.13	0.0
1/1/2011 to 12/31/2011	$1.13	$1.15	0.0
1/1/2012 to 12/31/2012	$1.15	$1.27	0.0
TA Diversified Equity
2/10/2012 to 12/31/2012	$10.00	$10.02	7,413.1
TA Growth Opportunities
5/1/2008 to 12/31/2008	$10.65	$6.73	0.0
1/1/2009 to 12/31/2009	$6.73	$8.95	0.0
1/1/2010 to 12/31/2010	$8.95	$11.87	2,512.3
1/1/2011 to 12/31/2011	$11.87	$10.55	2,537.4
1/1/2012 to 12/31/2012	$10.55	$11.28	2,768.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
TA Small/Mid Cap Value
5/1/2008 to 12/31/2008	$10.39	$6.31	0.0
1/1/2009 to 12/31/2009	$6.31	$8.86	0.0
1/1/2010 to 12/31/2010	$8.86	$11.28	890.9
1/1/2011 to 12/31/2011	$11.28	$10.74	940.1
1/1/2012 to 12/31/2012	$10.74	$12.23	858.4
Invesco Comstock Fund
3/4/2005 to 12/31/2005	$10.74	$11.18	1,369.3589
1/1/2006 to 12/31/2006	$11.18	$12.77	0
1/1/2007 to 12/31/2007	$12.77	$12.32	0.0
1/1/2008 to 12/31/2008	$12.32	$7.78	0.0
1/1/2009 to 12/31/2009	$7.78	$9.91	0.0
1/1/2010 to 12/31/2010	$9.91	$11.27	4,883.0
1/1/2011 to 12/31/2011	$11.27	$10.87	5,927.4
1/1/2012 to 12/31/2012	$10.87	$12.72	4,464.1

Class XC

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Invesco Value Opportunities Fund
5/20/2011 to 12/31/2011	$1.00	$0.91	28,157.2
1/1/2012 to 12/31/2012	$0.91	$1.06	26,968.2
Invesco Mid Cap Core Equity Fund
3/4/2005 to 12/31/2005	$10.64	$11.39	0
1/1/2006 to 12/31/2006	$11.39	$12.45	0
1/1/2007 to 12/31/2007	$12.45	$13.45	0.0
1/1/2008 to 12/31/2008	$13.45	$9.60	0.0
1/1/2009 to 12/31/2009	$9.60	$12.29	18,245.5
1/1/2010 to 12/31/2010	$12.29	$13.60	198.1
1/1/2011 to 12/31/2011	$13.60	$12.55	351.4
1/1/2012 to 12/31/2012	$12.55	$13.62	349.7
AllianceBernstein International Value Fund
5/1/2007 to 12/31/2007	$10.53	$10.40	3,623.5
1/1/2008 to 12/31/2008	$10.40	$4.75	3,601.2
1/1/2009 to 12/31/2009	$4.75	$6.27	3,573.8
1/1/2010 to 12/31/2010	$6.27	$6.38	3,549.5
1/1/2011 to 12/31/2011	$6.38	$5.01	3,525.0
1/1/2012 to 12/31/2012	$5.01	$5.62	3,500.5
AllianceBernstein DiscoveryValue Fund
3/4/2005 to 12/31/2005	$10.86	$11.79	16,766.1904
1/1/2006 to 12/31/2006	$11.79	$13.18	55,206.2397
1/1/2007 to 12/31/2007	$13.18	$13.26	24,586.4
1/1/2008 to 12/31/2008	$13.26	$8.54	16,439.0
1/1/2009 to 12/31/2009	$8.54	$11.91	12,717.1
1/1/2010 to 12/31/2010	$11.91	$14.82	12,020.7
1/1/2011 to 12/31/2011	$14.82	$13.35	12,046.6
1/1/2012 to 12/31/2012	$13.35	$15.51	8,472.2
AllianceBernstein Value Fund
3/4/2005 to 12/31/2005	$10.72	$11.27	0
1/1/2006 to 12/31/2006	$11.27	$13.44	15,539.0519
1/1/2007 to 12/31/2007	$13.44	$12.63	16,438.5
1/1/2008 to 12/31/2008	$12.63	$7.22	6,756.5
1/1/2009 to 12/31/2009	$7.22	$8.46	18,786.7
1/1/2010 to 12/31/2010	$8.46	$9.27	19,582.8
1/1/2011 to 12/31/2011	$9.27	$8.75	19,812.7
1/1/2012 to 12/31/2012	$8.75	$9.89	19,566.1
AllianzGI NFJ Dividend Value Fund
5/1/2007 to 12/31/2007	$10.51	$10.24	5,455.5
1/1/2008 to 12/31/2008	$10.24	$6.42	5,422.0
1/1/2009 to 12/31/2009	$6.42	$7.13	5,380.7
1/1/2010 to 12/31/2010	$7.13	$7.94	5,344.2
1/1/2011 to 12/31/2011	$7.94	$8.05	5,307.3
1/1/2012 to 12/31/2012	$8.05	$9.02	5,270.4
AllianzGI NFJ Small-Cap Value Fund
3/4/2005 to 12/31/2005	$11.03	$12.12	12,142.5812
1/1/2006 to 12/31/2006	$12.12	$14.13	14,355.6691
1/1/2007 to 12/31/2007	$14.13	$14.75	15,566.8
1/1/2008 to 12/31/2008	$14.75	$10.67	6,446.2
1/1/2009 to 12/31/2009	$10.67	$13.01	6,058.5
1/1/2010 to 12/31/2010	$13.01	$15.98	5,857.1
1/1/2011 to 12/31/2011	$15.98	$16.05	4,708.6
1/1/2012 to 12/31/2012	$16.05	$17.42	1,342.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
AllianzGI NFJ Mid-Cap Value Fund
3/4/2005 to 12/31/2005	$10.14	$10.71	0
1/1/2006 to 12/31/2006	$10.71	$11.80	0
1/1/2007 to 12/31/2007	$11.80	$12.25	0.0
1/1/2008 to 12/31/2008	$12.25	$7.22	0.0
1/1/2009 to 12/31/2009	$7.22	$9.49	0.0
1/1/2010 to 12/31/2010	$9.49	$11.25	0.0
1/1/2011 to 12/31/2011	$11.25	$10.93	0.0
1/1/2012 to 12/31/2012	$10.93	$12.40	0.0
American Century Equity Income Fund
3/4/2005 to 12/31/2005	$10.51	$10.69	0
1/1/2006 to 12/31/2006	$10.69	$12.55	375.7515
1/1/2007 to 12/31/2007	$12.55	$12.52	385.2
1/1/2008 to 12/31/2008	$12.52	$9.82	381.5
1/1/2009 to 12/31/2009	$9.82	$10.81	0.0
1/1/2010 to 12/31/2010	$10.81	$12.02	0.0
1/1/2011 to 12/31/2011	$12.02	$12.22	0.0
1/1/2012 to 12/31/2012	$12.22	$13.37	0.0
American Century Ultra® Fund
3/4/2005 to 12/31/2005	$10.44	$10.97	0
1/1/2006 to 12/31/2006	$10.97	$10.41	0
1/1/2007 to 12/31/2007	$10.41	$12.45	0.0
1/1/2008 to 12/31/2008	$12.45	$7.11	0.0
1/1/2009 to 12/31/2009	$7.11	$9.44	0.0
1/1/2010 to 12/31/2010	$9.44	$10.81	0.0
1/1/2011 to 12/31/2011	$10.81	$10.73	0.0
1/1/2012 to 12/31/2012	$10.73	$12.02	0.0
American Funds® – Bond Fund of AmericaSM
3/4/2005 to 12/31/2005	$10.10	$10.21	9,665.4177
1/1/2006 to 12/31/2006	$10.21	$10.64	117,206.168
1/1/2007 to 12/31/2007	$10.64	$10.82	139,007.0
1/1/2008 to 12/31/2008	$10.82	$9.34	115,231.4
1/1/2009 to 12/31/2009	$9.34	$10.56	85,858.3
1/1/2010 to 12/31/2010	$10.56	$11.14	34,790.4
1/1/2011 to 12/31/2011	$11.14	$11.67	31,323.1
1/1/2012 to 12/31/2012	$11.67	$12.16	29,338.3
American Funds® – EuroPacific Growth Fund®
3/4/2005 to 12/31/2005	$11.10	$13.48	10,861.4181
1/1/2006 to 12/31/2006	$13.48	$16.15	62,104.7125
1/1/2007 to 12/31/2007	$16.15	$18.89	98,490.9
1/1/2008 to 12/31/2008	$18.89	$11.05	100,009.5
1/1/2009 to 12/31/2009	$11.05	$15.12	117,801.0
1/1/2010 to 12/31/2010	$15.12	$16.27	14,036.3
1/1/2011 to 12/31/2011	$16.27	$13.83	10,826.3
1/1/2012 to 12/31/2012	$13.83	$16.21	9,474.6
American Funds® – Growth Fund of America®
3/4/2005 to 12/31/2005	$10.71	$12.27	38,789.7252
1/1/2006 to 12/31/2006	$12.27	$13.39	149,088.5992
1/1/2007 to 12/31/2007	$13.39	$14.61	124,081.6
1/1/2008 to 12/31/2008	$14.61	$8.76	149,177.5
1/1/2009 to 12/31/2009	$8.76	$11.59	74,309.1
1/1/2010 to 12/31/2010	$11.59	$12.81	71,036.9
1/1/2011 to 12/31/2011	$12.81	$11.99	55,436.2
1/1/2012 to 12/31/2012	$11.99	$14.21	48,800.3

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
American Funds® – Income Fund of America®
3/4/2005 to 12/31/2005	$10.56	$10.90	1,666.8104
1/1/2006 to 12/31/2006	$10.90	$12.89	19,119.464
1/1/2007 to 12/31/2007	$12.89	$13.16	19,920.3
1/1/2008 to 12/31/2008	$13.16	$9.19	20,772.5
1/1/2009 to 12/31/2009	$9.19	$11.25	17,357.2
1/1/2010 to 12/31/2010	$11.25	$12.39	17,183.4
1/1/2011 to 12/31/2011	$12.39	$12.86	16,026.7
1/1/2012 to 12/31/2012	$12.86	$14.16	15,889.0
American Funds® – Investment Company of America®
3/4/2005 to 12/31/2005	$10.55	$11.26	10,019.8187
1/1/2006 to 12/31/2006	$11.26	$12.84	40,528.3993
1/1/2007 to 12/31/2007	$12.84	$13.37	46,176.2
1/1/2008 to 12/31/2008	$13.37	$8.58	46,512.7
1/1/2009 to 12/31/2009	$8.58	$10.73	47,637.3
1/1/2010 to 12/31/2010	$10.73	$11.70	45,225.9
1/1/2011 to 12/31/2011	$11.70	$11.30	3,984.4
1/1/2012 to 12/31/2012	$11.30	$12.84	3,663.3
BlackRock Basic Value Fund, Inc.
3/4/2005 to 12/31/2005	$10.44	$11.01	0
1/1/2006 to 12/31/2006	$11.01	$13.25	8,959.5464
1/1/2007 to 12/31/2007	$13.25	$13.16	41,390.9
1/1/2008 to 12/31/2008	$13.16	$8.20	35,284.6
1/1/2009 to 12/31/2009	$8.20	$10.52	75,610.0
1/1/2010 to 12/31/2010	$10.52	$11.66	10,214.8
1/1/2011 to 12/31/2011	$11.66	$11.13	8,330.8
1/1/2012 to 12/31/2012	$11.13	$12.46	8,258.2
BlackRock Total Return Fund
3/4/2005 to 12/31/2005	$10.09	$10.07	0
1/1/2006 to 12/31/2006	$10.07	$10.29	6,610.1862
1/1/2007 to 12/31/2007	$10.29	$10.57	6,560.7
1/1/2008 to 12/31/2008	$10.57	$9.20	6,507.7
1/1/2009 to 12/31/2009	$9.20	$10.49	6,447.6
1/1/2010 to 12/31/2010	$10.49	$11.32	6,393.7
1/1/2011 to 12/31/2011	$11.32	$11.62	6,340.5
1/1/2012 to 12/31/2012	$11.62	$12.54	6,287.0
BlackRock Capital Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.58	$11.58	0
1/1/2006 to 12/31/2006	$11.58	$11.82	10,750.5265
1/1/2007 to 12/31/2007	$11.82	$13.94	73,157.0
1/1/2008 to 12/31/2008	$13.94	$8.34	78,313.1
1/1/2009 to 12/31/2009	$8.34	$11.20	86,580.3
1/1/2010 to 12/31/2010	$11.20	$13.14	100,758.0
1/1/2011 to 12/31/2011	$13.14	$11.75	103,101.0
1/1/2012 to 12/31/2012	$11.75	$13.17	83,932.6
BlackRock Global Allocation Fund, Inc.
3/4/2005 to 12/31/2005	$10.76	$11.83	10,078.3687
1/1/2006 to 12/31/2006	$11.83	$13.50	79,906.4136
1/1/2007 to 12/31/2007	$13.50	$15.49	111,996.1
1/1/2008 to 12/31/2008	$15.49	$12.11	100,039.2
1/1/2009 to 12/31/2009	$12.11	$14.49	104,678.6
1/1/2010 to 12/31/2010	$14.49	$15.65	109,664.4
1/1/2011 to 12/31/2011	$15.65	$14.83	95,281.2
1/1/2012 to 12/31/2012	$14.83	$16.05	92,973.2

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Global Opportunities Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.18	5,220.6
1/1/2012 to 12/31/2012	$10.18	$11.47	5,177.3
BlackRock Global SmallCap Fund, Inc.
3/4/2005 to 12/31/2005	$10.89	$12.56	600.1028
1/1/2006 to 12/31/2006	$12.56	$14.60	4,675.7364
1/1/2007 to 12/31/2007	$14.60	$16.71	4,057.9
1/1/2008 to 12/31/2008	$16.71	$10.23	4,020.8
1/1/2009 to 12/31/2009	$10.23	$13.56	3,977.3
1/1/2010 to 12/31/2010	$13.56	$15.78	3,940.9
1/1/2011 to 12/31/2011	$15.78	$13.87	3,905.3
1/1/2012 to 12/31/2012	$13.87	$15.90	3,870.6
BlackRock U.S. Government Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$10.28	212.2
1/1/2012 to 12/31/2012	$10.28	$10.36	209.4
BlackRock High Yield Bond Portfolio
9/9/2011 to 12/31/2011	$10.00	$10.17	14,613.9
1/1/2012 to 12/31/2012	$10.17	$11.69	13,984.6
BlackRock International Index Fund
3/4/2005 to 12/31/2005	$11.04	$12.72	0
1/1/2006 to 12/31/2006	$12.72	$15.73	7,511.9737
1/1/2007 to 12/31/2007	$15.73	$17.03	6,868.7
1/1/2008 to 12/31/2008	$17.03	$9.65	6,805.1
1/1/2009 to 12/31/2009	$9.65	$12.15	6,730.4
1/1/2010 to 12/31/2010	$12.15	$12.79	6,668.1
1/1/2011 to 12/31/2011	$12.79	$10.96	6,668.1
1/1/2012 to 12/31/2012	$10.96	$12.76	6,548.3
BlackRock International Fund
8/12/2011 to 12/31/2011	$10.00	$9.18	2,453.0
1/1/2012 to 12/31/2012	$9.18	$10.32	2,210.1
BlackRock Small Cap Index Fund
3/4/2005 to 12/31/2005	$10.55	$11.58	0
1/1/2006 to 12/31/2006	$11.58	$13.34	6,624.7801
1/1/2007 to 12/31/2007	$13.34	$12.84	0.0
1/1/2008 to 12/31/2008	$12.84	$8.31	0.0
1/1/2009 to 12/31/2009	$8.31	$10.33	0.0
1/1/2010 to 12/31/2010	$10.33	$12.85	0.0
1/1/2011 to 12/31/2011	$12.85	$12.04	0.0
1/1/2012 to 12/31/2012	$12.04	$13.73	0.0
BlackRock S&P 500 Index Fund(1)
3/4/2005 to 12/31/2005	$10.66	$11.15	0
1/1/2006 to 12/31/2006	$11.15	$12.64	6,083.9755
1/1/2007 to 12/31/2007	$12.64	$13.05	6,346.1
1/1/2008 to 12/31/2008	$13.05	$8.05	0.0
1/1/2009 to 12/31/2009	$8.05	$9.96	14,147.6
1/1/2010 to 12/31/2010	$9.96	$11.21	14,458.3
1/1/2011 to 12/31/2011	$11.21	$11.20	14,132.4
1/1/2012 to 12/31/2012	$11.20	$12.70	13,671.9
BlackRock Low Duration Bond Portfolio
7/15/2011 to 12/31/2011	$10.00	$9.91	1,492.1
1/1/2012 to 12/31/2012	$9.91	$10.22	1,479.5

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
BlackRock Large Cap Core Fund
3/4/2005 to 12/31/2005	$11.14	$12.41	305.6388
1/1/2006 to 12/31/2006	$12.41	$13.77	1,405.8573
1/1/2007 to 12/31/2007	$13.77	$14.21	1,501.7
1/1/2008 to 12/31/2008	$14.21	$8.74	1,733.3
1/1/2009 to 12/31/2009	$8.74	$10.35	2,157.9
1/1/2010 to 12/31/2010	$10.35	$11.31	2,166.4
1/1/2011 to 12/31/2011	$11.31	$11.12	12,216.3
1/1/2012 to 12/31/2012	$11.12	$12.49	11,868.0
BlackRock Large Cap Growth Fund
3/4/2005 to 12/31/2005	$11.02	$12.22	0
1/1/2006 to 12/31/2006	$12.22	$12.80	22,505.0587
1/1/2007 to 12/31/2007	$12.80	$13.60	23,050.7
1/1/2008 to 12/31/2008	$13.60	$8.44	11,664.7
1/1/2009 to 12/31/2009	$8.44	$10.87	95,830.5
1/1/2010 to 12/31/2010	$10.87	$11.97	24,993.7
1/1/2011 to 12/31/2011	$11.97	$11.79	34,100.7
1/1/2012 to 12/31/2012	$11.79	$13.28	32,955.6
BlackRock Large Cap Value Fund
3/4/2005 to 12/31/2005	$11.04	$12.48	12,636.9657
1/1/2006 to 12/31/2006	$12.48	$14.22	17,872.3778
1/1/2007 to 12/31/2007	$14.22	$14.65	17,234.2
1/1/2008 to 12/31/2008	$14.65	$9.27	18,793.0
1/1/2009 to 12/31/2009	$9.27	$10.40	21,403.2
1/1/2010 to 12/31/2010	$10.40	$11.30	20,898.9
1/1/2011 to 12/31/2011	$11.30	$10.78	31,668.2
1/1/2012 to 12/31/2012	$10.78	$11.93	28,089.0
BlackRock Value Opportunities Fund, Inc.
3/4/2005 to 12/31/2005	$10.38	$11.90	0
1/1/2006 to 12/31/2006	$11.90	$13.12	9,206.4688
1/1/2007 to 12/31/2007	$13.12	$12.73	9,346.6
1/1/2008 to 12/31/2008	$12.73	$7.36	10,765.2
1/1/2009 to 12/31/2009	$7.36	$9.24	12,447.7
1/1/2010 to 12/31/2010	$9.24	$11.65	12,344.2
1/1/2011 to 12/31/2011	$11.65	$11.14	12,245.3
1/1/2012 to 12/31/2012	$11.14	$12.41	12,143.8
Cohen & Steers Realty Income Fund, Inc.
3/4/2005 to 12/31/2005	$11.17	$11.76	9,272.0093
1/1/2006 to 12/31/2006	$11.76	$15.03	27,255.5628
1/1/2007 to 12/31/2007	$15.03	$11.77	33,156.5
1/1/2008 to 12/31/2008	$11.77	$7.40	4,947.0
1/1/2009 to 12/31/2009	$7.40	$10.01	4,679.3
1/1/2010 to 12/31/2010	$10.01	$12.47	4,508.3
1/1/2011 to 12/31/2011	$12.47	$13.01	4,222.4
1/1/2012 to 12/31/2012	$13.01	$14.98	3,947.9
Columbia Acorn USA
3/4/2005 to 12/31/2005	$11.28	$12.60	4,640.5438
1/1/2006 to 12/31/2006	$12.60	$13.38	51,276.5162
1/1/2007 to 12/31/2007	$13.38	$13.58	17,984.8
1/1/2008 to 12/31/2008	$13.58	$8.10	34,044.7
1/1/2009 to 12/31/2009	$8.10	$11.24	28,370.4
1/1/2010 to 12/31/2010	$11.24	$13.57	24,306.6
1/1/2011 to 12/31/2011	$13.57	$12.66	21,546.4
1/1/2012 to 12/31/2012	$12.66	$14.78	19,524.4

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Columbia Acorn International Fund
5/1/2007 to 12/31/2007	$10.65	$11.27	6,526.3
1/1/2008 to 12/31/2008	$11.27	$5.98	6,110.2
1/1/2009 to 12/31/2009	$5.98	$8.84	6,043.5
1/1/2010 to 12/31/2010	$8.84	$10.63	49,436.9
1/1/2011 to 12/31/2011	$10.63	$8.96	56,604.5
1/1/2012 to 12/31/2012	$8.96	$10.68	58,354.1
Columbia Marsico Growth Fund
5/1/2006 to 12/31/2006	$10.09	$10.30	1,255.9042
1/1/2007 to 12/31/2007	$10.30	$11.55	122,035.3
1/1/2008 to 12/31/2008	$11.55	$6.58	141,405.4
1/1/2009 to 12/31/2009	$6.58	$8.36	3,743.6
1/1/2010 to 12/31/2010	$8.36	$9.82	3,575.8
1/1/2011 to 12/31/2011	$9.82	$9.49	2,126.2
1/1/2012 to 12/31/2012	$9.49	$10.48	2,036.4
Columbia Mid Cap Growth Fund
4/8/2011 to 12/31/2011	$10.00	$8.64	0.0
1/1/2012 to 12/31/2012	$8.64	$9.41	0.0
Davis New York Venture Fund, Inc.
3/4/2005 to 12/31/2005	$10.74	$11.80	8,883.0813
1/1/2006 to 12/31/2006	$11.80	$13.37	69,391.267
1/1/2007 to 12/31/2007	$13.37	$13.80	51,128.2
1/1/2008 to 12/31/2008	$13.80	$8.14	48,266.9
1/1/2009 to 12/31/2009	$8.14	$10.57	113,674.8
1/1/2010 to 12/31/2010	$10.57	$11.66	45,037.7
1/1/2011 to 12/31/2011	$11.66	$10.93	38,835.7
1/1/2012 to 12/31/2012	$10.93	$12.11	35,831.8
Delaware Smid Cap Growth Fund
10/8/2010 to 12/31/2010	$10.00	$11.31	0.0
1/1/2011 to 12/31/2011	$11.31	$12.02	426.8
1/1/2012 to 12/31/2012	$12.02	$13.05	420.3
Dreyfus Appreciation Fund, Inc.
3/4/2005 to 12/31/2005	$10.74	$10.94	19,995.9684
1/1/2006 to 12/31/2006	$10.94	$12.51	48,414.8828
1/1/2007 to 12/31/2007	$12.51	$13.11	53,606.0
1/1/2008 to 12/31/2008	$13.11	$8.72	63,223.2
1/1/2009 to 12/31/2009	$8.72	$10.38	0.0
1/1/2010 to 12/31/2010	$10.38	$11.77	38,181.1
1/1/2011 to 12/31/2011	$11.77	$12.47	58,945.1
1/1/2012 to 12/31/2012	$12.47	$13.51	48,769.48
Eaton Vance Floating-Rate Fund
3/4/2005 to 12/31/2005	$10.11	$10.34	11,750.8027
1/1/2006 to 12/31/2006	$10.34	$10.81	51,292.0455
1/1/2007 to 12/31/2007	$10.81	$10.82	911.6
1/1/2008 to 12/31/2008	$10.82	$7.40	0.0
1/1/2009 to 12/31/2009	$7.40	$10.64	0.0
1/1/2010 to 12/31/2010	$10.64	$11.44	182.7
1/1/2011 to 12/31/2011	$11.44	$11.49	180.5
1/1/2012 to 12/31/2012	$11.49	$12.22	178.1
Eaton Vance Large-Cap Value Fund
5/1/2007 to 12/31/2007	$10.58	$10.78	38,051.1
1/1/2008 to 12/31/2008	$10.78	$6.95	52,013.7
1/1/2009 to 12/31/2009	$6.95	$8.00	82,121.6
1/1/2010 to 12/31/2010	$8.00	$8.66	115,898.2
1/1/2011 to 12/31/2011	$8.66	$8.14	92,895.7
1/1/2012 to 12/31/2012	$8.14	$9.27	63,721.8

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Federated Capital Appreciation Fund(2)
3/4/2005 to 12/31/2005	$10.63	$10.91	0
1/1/2006 to 12/31/2006	$10.91	$12.44	0
1/1/2007 to 12/31/2007	$12.44	$13.54	50,156.8
1/1/2008 to 12/31/2008	$13.54	$9.46	58,300.3
1/1/2009 to 12/31/2009	$9.46	$10.62	68,758.2
1/1/2010 to 12/31/2010	$10.62	$11.76	0.0
1/1/2011 to 12/31/2011	$11.76	$10.96	0.0
1/1/2012 to 12/31/2012	$10.96	$11.85	0.0
Federated Kaufmann Fund
3/4/2005 to 12/31/2005	$10.91	$12.44	0
1/1/2006 to 12/31/2006	$12.44	$14.02	18,240.5846
1/1/2007 to 12/31/2007	$14.02	$16.74	37,410.4
1/1/2008 to 12/31/2008	$16.74	$9.51	28,611.9
1/1/2009 to 12/31/2009	$9.51	$12.13	18,148.6
1/1/2010 to 12/31/2010	$12.13	$14.15	8,545.6
1/1/2011 to 12/31/2011	$14.15	$12.02	12,512.6
1/1/2012 to 12/31/2012	$12.02	$13.88	12,146.5
Fidelity® Advisor Equity Growth Fund
3/4/2005 to 12/31/2005	$10.44	$11.18	0
1/1/2006 to 12/31/2006	$11.18	$11.72	0
1/1/2007 to 12/31/2007	$11.72	$14.56	0.0
1/1/2008 to 12/31/2008	$14.56	$7.60	0.0
1/1/2009 to 12/31/2009	$7.60	$9.56	0.0
1/1/2010 to 12/31/2010	$9.56	$11.62	0.0
1/1/2011 to 12/31/2011	$11.62	$11.43	0.0
1/1/2012 to 12/31/2012	$11.43	$12.83	0.0
Janus Forty Fund
7/6/2009 to 12/31/2009	$8.56	$10.40	81,752.4
1/1/2010 to 12/31/2010	$10.40	$10.82	234.8
1/1/2011 to 12/31/2011	$10.82	$9.89	673.9
1/1/2012 to 12/31/2012	$9.89	$12.04	4,512.7
Janus Enterprise Fund
7/6/2009 to 12/31/2009	$9.93	$12.71	9,132.5
1/1/2010 to 12/31/2010	$12.71	$15.69	89.2
1/1/2011 to 12/31/2011	$15.69	$15.14	0.0
1/1/2012 to 12/31/2012	$15.14	$17.47	2,266.6
JPMorgan Multi-Cap Market Neutral Fund
6/30/2006 to 12/31/2006	$10.33	$10.52	37,756.8048
1/1/2007 to 12/31/2007	$10.52	$10.06	0.0
1/1/2008 to 12/31/2008	$10.06	$9.86	0.0
1/1/2009 to 12/31/2009	$9.86	$9.67	7,296.2
1/1/2010 to 12/31/2010	$9.67	$9.08	7,235.5
1/1/2011 to 12/31/2011	$9.08	$8.89	7,177.5
1/1/2012 to 12/31/2012	$8.89	$8.75	7,118.0
JPMorgan Small Cap Growth Fund
5/1/2007 to 12/31/2007	$10.19	$10.93	0.0
1/1/2008 to 12/31/2008	$10.93	$6.10	0.0
1/1/2009 to 12/31/2009	$6.10	$8.32	0.0
1/1/2010 to 12/31/2010	$8.32	$10.95	268
1/1/2011 to 12/31/2011	$10.95	$10.39	264.6
1/1/2012 to 12/31/2012	$10.39	$11.47	261.2

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Lord Abbett Affiliated Fund, Inc.
3/4/2005 to 12/31/2005	$10.61	$11.22	335.6277
1/1/2006 to 12/31/2006	$11.22	$12.98	28,143.4703
1/1/2007 to 12/31/2007	$12.98	$13.23	31,952.6
1/1/2008 to 12/31/2008	$13.23	$8.18	26,776.4
1/1/2009 to 12/31/2009	$8.18	$9.61	483.9
1/1/2010 to 12/31/2010	$9.61	$10.80	497.3
1/1/2011 to 12/31/2011	$10.80	$9.80	493.0
1/1/2012 to 12/31/2012	$9.80	$11.17	488.6
Lord Abbett Bond-Debenture Fund, Inc.
3/4/2005 to 12/31/2005	$9.98	$10.38	0
1/1/2006 to 12/31/2006	$10.38	$11.21	0
1/1/2007 to 12/31/2007	$11.21	$11.62	0.0
1/1/2008 to 12/31/2008	$11.62	$9.11	0.0
1/1/2009 to 12/31/2009	$9.11	$12.14	0.0
1/1/2010 to 12/31/2010	$12.14	$13.50	0.0
1/1/2011 to 12/31/2011	$13.50	$13.79	4,386.3
1/1/2012 to 12/31/2012	$13.79	$15.36	4,351.1
Lord Abbett Mid Cap Stock Fund, Inc.
3/4/2005 to 12/31/2005	$11.00	$11.99	12,367.1254
1/1/2006 to 12/31/2006	$11.99	$13.25	17,200.4678
1/1/2007 to 12/31/2007	$13.25	$13.11	43,844.8
1/1/2008 to 12/31/2008	$13.11	$7.81	32,007.3
1/1/2009 to 12/31/2009	$7.81	$9.73	22,707.5
1/1/2010 to 12/31/2010	$9.73	$12.01	19,549.1
1/1/2011 to 12/31/2011	$12.01	$11.35	18,980.2
1/1/2012 to 12/31/2012	$11.35	$12.79	13,660.7
Ready Assets Prime Money Fund
3/4/2005 to 12/31/2005	$10.01	$10.09	0
1/1/2006 to 12/31/2006	$10.09	$10.36	0
1/1/2007 to 12/31/2007	$10.36	$10.68	0.0
1/1/2008 to 12/31/2008	$10.68	$10.78	20,216.4
1/1/2009 to 12/31/2009	$10.78	$10.63	18,104.5
1/1/2010 to 12/31/2010	$10.63	$10.46	12,486.3
1/1/2011 to 12/31/2011	$10.46	$10.29	0.0
1/1/2012 to 12/31/2012	$10.29	$10.12	0.0
Managers Cadence Capital Appreciation Fund
6/30/2009 to 12/31/2009	$10.00	$7.86	0.0
1/1/2010 to 12/31/2010	$7.86	$8.95	0.0
1/1/2011 to 12/31/2011	$8.95	$8.53	0.0
1/1/2012 to 12/31/2012	$8.53	$9.24	0.0
Oppenheimer Capital Appreciation Fund
3/4/2005 to 12/31/2005	$10.59	$11.12	0
1/1/2006 to 12/31/2006	$11.12	$11.76	0
1/1/2007 to 12/31/2007	$11.76	$13.16	0.0
1/1/2008 to 12/31/2008	$13.16	$7.00	34,617.8
1/1/2009 to 12/31/2009	$7.00	$9.89	0.0
1/1/2010 to 12/31/2010	$9.89	$10.62	0.0
1/1/2011 to 12/31/2011	$10.62	$10.28	0.0
1/1/2012 to 12/31/2012	$10.28	$11.50	0.0

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Oppenheimer Main Street Fund®
3/4/2005 to 12/31/2005	$10.61	$11.27	3,521.0126
1/1/2006 to 12/31/2006	$11.27	$12.74	3,904.1324
1/1/2007 to 12/31/2007	$12.74	$13.06	4,967.7
1/1/2008 to 12/31/2008	$13.06	$7.87	5,046.4
1/1/2009 to 12/31/2009	$7.87	$9.96	5,000.2
1/1/2010 to 12/31/2010	$9.96	$11.35	4,835.8
1/1/2011 to 12/31/2011	$11.35	$11.14	3,456.4
1/1/2012 to 12/31/2012	$11.14	$12.77	0.0
Oppenheimer Main Street Small - & Mid-Cap Fund®
3/4/2005 to 12/31/2005	$10.89	$12.34	2,215.9624
1/1/2006 to 12/31/2006	$12.34	$13.92	0
1/1/2007 to 12/31/2007	$13.92	$13.48	924.2
1/1/2008 to 12/31/2008	$13.48	$8.18	6,177.6
1/1/2009 to 12/31/2009	$8.18	$11.02	0.0
1/1/2010 to 12/31/2010	$11.02	$13.35	0.0
1/1/2011 to 12/31/2011	$13.35	$12.79	0.0
1/1/2012 to 12/31/2012	$12.79	$14.69	0.0
PIMCO CommodityRealReturn® Strategy Fund
3/4/2005 to 12/31/2005	$9.84	$11.44	9,698.572
1/1/2006 to 12/31/2006	$11.44	$10.86	32,830.3359
1/1/2007 to 12/31/2007	$10.86	$13.16	44,286.9
1/1/2008 to 12/31/2008	$13.16	$7.28	35,351.6
1/1/2009 to 12/31/2009	$7.28	$9.99	23,049.0
1/1/2010 to 12/31/2010	$9.99	$12.14	19,111.5
1/1/2011 to 12/31/2011	$12.14	$10.98	16,953.7
1/1/2012 to 12/31/2012	$10.98	$11.32	18,717.3
PIMCO Low Duration Fund
5/1/2007 to 12/31/2007	$10.02	$10.49	0.0
1/1/2008 to 12/31/2008	$10.49	$10.15	0.0
1/1/2009 to 12/31/2009	$10.15	$11.27	0.0
1/1/2010 to 12/31/2010	$11.27	$11.59	25,610.2
1/1/2011 to 12/31/2011	$11.59	$11.56	20,596.8
1/1/2012 to 12/31/2012	$11.56	$12.03	43,053.2
PIMCO Real Return Fund
3/4/2005 to 12/31/2005	$10.34	$10.29	0
1/1/2006 to 12/31/2006	$10.29	$10.11	11,725.6964
1/1/2007 to 12/31/2007	$10.11	$11.05	59,113.9
1/1/2008 to 12/31/2008	$11.05	$10.12	61,934.4
1/1/2009 to 12/31/2009	$10.12	$11.79	34,092.6
1/1/2010 to 12/31/2010	$11.79	$12.45	34,101.4
1/1/2011 to 12/31/2011	$12.45	$13.61	27,549.9
1/1/2012 to 12/31/2012	$13.61	$14.57	45,123.1
PIMCO Total Return Fund
3/4/2005 to 12/31/2005	$10.16	$10.16	47,526.9891
1/1/2006 to 12/31/2006	$10.16	$10.34	158,962.7643
1/1/2007 to 12/31/2007	$10.34	$11.05	207,256.7
1/1/2008 to 12/31/2008	$11.05	$11.34	264,000.0
1/1/2009 to 12/31/2009	$11.34	$12.64	208,768.2
1/1/2010 to 12/31/2010	$12.64	$13.48	160,298.6
1/1/2011 to 12/31/2011	$13.48	$13.76	135,958.0
1/1/2012 to 12/31/2012	$13.76	$14.88	168,668.3

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
Pioneer Fund
3/4/2005 to 12/31/2005	$10.73	$11.43	14,027.7609
1/1/2006 to 12/31/2006	$11.43	$13.09	85,627.1236
1/1/2007 to 12/31/2007	$13.09	$13.48	991.1
1/1/2008 to 12/31/2008	$13.48	$8.70	0.0
1/1/2009 to 12/31/2009	$8.70	$10.63	0.0
1/1/2010 to 12/31/2010	$10.63	$12.10	918.6
1/1/2011 to 12/31/2011	$12.10	$11.36	0.0
1/1/2012 to 12/31/2012	$11.36	$12.28	0.0
Pioneer Emerging Markets Fund
5/1/2006 to 12/31/2006	$11.03	$11.90	183.6983
1/1/2007 to 12/31/2007	$11.90	$16.62	9,513.3
1/1/2008 to 12/31/2008	$16.62	$6.70	8,983.6
1/1/2009 to 12/31/2009	$6.70	$11.43	25,090.5
1/1/2010 to 12/31/2010	$11.43	$13.07	7,802.7
1/1/2011 to 12/31/2011	$13.07	$9.74	6,677.1
1/1/2012 to 12/31/2012	$9.74	$10.66	5,735.1
Pioneer Real Estate Shares Fund
5/1/2008 to 12/31/2008	$11.57	$6.31	15,531.6
1/1/2009 to 12/31/2009	$6.31	$8.08	14,286.3
1/1/2010 to 12/31/2010	$8.08	$10.20	128.9
1/1/2011 to 12/31/2011	$10.20	$10.93	0.0
1/1/2012 to 12/31/2012	$10.93	$12.44	0.0
Pioneer High Yield Fund
3/4/2005 to 12/31/2005	$9.78	$10.38	3,746.5572
1/1/2006 to 12/31/2006	$10.38	$11.29	11,116.8243
1/1/2007 to 12/31/2007	$11.29	$11.88	10,117.4
1/1/2008 to 12/31/2008	$11.88	$7.35	10,239.7
1/1/2009 to 12/31/2009	$7.35	$11.73	22,631.3
1/1/2010 to 12/31/2010	$11.73	$13.57	12,579.9
1/1/2011 to 12/31/2011	$13.57	$13.12	11,281.6
1/1/2012 to 12/31/2012	$13.12	$14.85	11,125.6
Pioneer Growth Opportunities Fund
8/28/2009 to 12/31/2009	$10.53	$11.32	2,728.0
1/1/2010 to 12/31/2010	$11.32	$13.31	2,702.5
1/1/2011 to 12/31/2011	$13.31	$12.77	2,677.6
1/1/2012 to 12/31/2012	$12.77	$13.39	2,653.4
Templeton Foreign Fund
3/4/2005 to 12/31/2005	$11.03	$12.36	12,518.2752
1/1/2006 to 12/31/2006	$12.36	$14.59	30,386.337
1/1/2007 to 12/31/2007	$14.59	$16.82	42,906.6
1/1/2008 to 12/31/2008	$16.82	$8.92	36,259.7
1/1/2009 to 12/31/2009	$8.92	$13.14	43,305.3
1/1/2010 to 12/31/2010	$13.14	$14.02	145,312.5
1/1/2011 to 12/31/2011	$14.02	$12.04	125,164.6
1/1/2012 to 12/31/2012	$12.04	$14.04	103,088.9
Templeton Growth Fund, Inc.
3/4/2005 to 12/31/2005	$10.97	$11.90	6,060.6983
1/1/2006 to 12/31/2006	$11.90	$14.25	719.5446
1/1/2007 to 12/31/2007	$14.25	$14.33	721.2
1/1/2008 to 12/31/2008	$14.33	$7.96	714.2
1/1/2009 to 12/31/2009	$7.96	$10.25	268.8
1/1/2010 to 12/31/2010	$10.25	$10.84	11,002.3
1/1/2011 to 12/31/2011	$10.84	$9.99	11,176.5
1/1/2012 to 12/31/2012	$9.99	$11.94	11,159.4

Subaccount	Accumulation Unit Value at beginning of period	Accumulation Unit Value at end of period	Number of Accumulation Units outstanding at end of period
TA Flexible Income
11/12/2009 to 12/31/2009	$1.00	$1.02	0.0
1/1/2010 to 12/31/2010	$1.02	$1.12	0.0
1/1/2011 to 12/31/2011	$1.12	$1.15	0.0
1/1/2012 to 12/31/2012	$1.15	$1.27	0.0
TA Diversified Equity
2/10/2012 to 12/31/2012	$10.00	$10.02	102,491.9
TA Growth Opportunities
5/1/2008 to 12/31/2008	$10.65	$6.72	0.0
1/1/2009 to 12/31/2009	$6.72	$8.94	0.0
1/1/2010 to 12/31/2010	$8.94	$11.85	40,731.2
1/1/2011 to 12/31/2011	$11.85	$10.53	43,637.9
1/1/2012 to 12/31/2012	$10.53	$11.25	45,753.3
TA Small/Mid Cap Value
5/1/2008 to 12/31/2008	$10.38	$6.31	0.0
1/1/2009 to 12/31/2009	$6.31	$8.85	0.0
1/1/2010 to 12/31/2010	$8.85	$11.26	14,995.2
1/1/2011 to 12/31/2011	$11.26	$10.72	14,312.1
1/1/2012 to 12/31/2012	$10.72	$12.20	16,407.7
Invesco Comstock Fund
3/4/2005 to 12/31/2005	$10.74	$11.17	13,978.1614
1/1/2006 to 12/31/2006	$11.17	$12.75	333.6981
1/1/2007 to 12/31/2007	$12.75	$12.30	3,091.4
1/1/2008 to 12/31/2008	$12.30	$7.76	3,152.4
1/1/2009 to 12/31/2009	$7.76	$9.88	3,145.1
1/1/2010 to 12/31/2010	$9.88	$11.24	86,845.0
1/1/2011 to 12/31/2011	$11.24	$10.84	93,283.8
1/1/2012 to 12/31/2012	$10.84	$12.67	67,313.1

(1)	BlackRock S&P 500 Index Fund reorganized into BlackRock S&P 500 Stock Fund.
(2)	Federated Capital Appreciation Fund reorganized into Federated Equity Income Fund, Inc.

BlackRock S&P 500 Stock Fund and Federated Equity Income Fund, Inc. had not commenced operations as of December 31, 2012, therefore, comparable data is not available.

Table of Contents of the Statement of Additional Information

The contents of the Statement of Additional Information for the Contract include the following:

OTHER INFORMATION
Selling the Contract
Financial Statements

CALCULATION OF YIELDS AND TOTAL RETURNS
Money Market Yield
Other Subaccount Yields
Total Returns

FINANCIAL STATEMENTS OF ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

Appendix A – Portfolios Associated With The Subaccounts

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
AIM Growth Series (Invesco Growth Series) – Class A Shares
Invesco Mid Cap Core Equity Fund	Invesco Mid Cap Core Equity Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AIM Sector Funds (Invesco Sector Funds) – Class A Shares
Invesco Comstock Fund	Invesco Comstock Fund	Invesco Advisers, Inc.
Investment Objective: Capital growth and income.
Invesco Value Opportunities Fund	Invesco Value Opportunities Fund	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
The AllianceBernstein Trust – Class A Shares
AllianceBernstein International Value Fund	AllianceBernstein International Value Fund	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein DiscoveryValue Fund	AllianceBernstein DiscoveryValue Portfolio	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AllianceBernstein Value Fund	AllianceBernstein Value Fund	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
Allianz Funds – Class A Shares
AllianzGI NFJ Dividend Value Fund	AllianzGI NFJ Dividend Value Fund	Allianz Global Investors Fund Management LLC
Investment Objective: Long-term growth of capital and income.
BlackRock Basic Value Fund, Inc. - Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Capital appreciation and secondarily income.
BlackRock Bond Fund, Inc. - Investor A Shares
BlackRock Total Return Fund	BlackRock Total Return Fund	BlackRock Advisors, LLC
Investment Objective: Realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Bond Index.
BlackRock Capital Appreciation Fund, Inc. - Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
BlackRock Funds - Investor A Shares
BlackRock Global Opportunities Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Advisors, LLC
Investment Objective: Long-term capital appreciation.
BlackRock Funds II - Investor A Shares
BlackRock High Yield Bond Portfolio	BlackRock High Yield Bond Portfolio	BlackRock Advisors, LLC
Investment Objective: Seeks to maximize total return, consistent with income generation and prudent investment management.
BlackRock U.S. Government Bond Portfolio	BlackRock U.S. Government Bond Portfolio	BlackRock Advisors, LLC
Investment Objective: Maximize total return , consistent with income generation and prudent investment management.
BlackRock Funds III - Investor A Shares(1)
BlackRock S&P 500 Stock Fund(1)	BlackRock S&P 500 Stock Fund(1)	BlackRock Advisors, LLC
Investment Objective: Match performance of the Standard & Poor’s® 500 Index.
BlackRock Global Allocation Fund, Inc. - Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Provide high total investment return.
BlackRock Large Cap Series Fund, Inc. - Investor A Shares
BlackRock Large Cap Core Fund	BlackRock Large Cap Core Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Large Cap Growth Fund	BlackRock Large Cap Growth Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
BlackRock Large Cap Value Fund	BlackRock Large Cap Value Fund	BlackRock Advisors, LLC
Investment Objective: Long-term capital growth.
BlackRock Series, Inc. – Investor A Shares
BlackRock International Fund	BlackRock International Fund	BlackRock Advisors, LLC
Investment Objective: Capital appreciation.
BlackRock Value Opportunities Fund, Inc. - Investor A Shares		BlackRock Advisors, LLC
Investment Objective: Long-term growth of capital.
Columbia Acorn Trust - Class A Shares
Columbia Acorn International	Columbia Acorn International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Columbia Acorn USA	Columbia Acorn USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.
Columbia Funds Series Trust - Class A Shares
Columbia Marsico Growth Fund	Columbia Marsico Growth Fund	Columbia Management Investment Advisers, LLC
Investment Objective: Long-term growth of capital.
Columbia Mid Cap Growth Fund - Class A Shares		Columbia Management Investment Advisers, LLC
Investment Objective: Capital appreciation.
Davis New York Venture Fund, Inc. - Class A Shares		Davis Selected Advisers, L.P.
Investment Objective: Long-term growth of capital.
Dreyfus Appreciation Fund, Inc.		The Dreyfus Corporation
Investment Objective: Long-term capital appreciation.
Eaton Vance Mutual Funds Trust - Class A Shares
Eaton Vance Floating-Rate Fund	Eaton Vance Floating-Rate Fund	Boston Management and Research
Investment Objective: Provide a high level of current income.
Eaton Vance Special Investment Trust - Class A Shares
Eaton Vance Large-Cap Value Fund	Eaton Vance Large-Cap Value Fund	Boston Management and Research
Investment Objective: Total return.
Federated Equity Funds - Class A Shares
Federated Equity Income Fund, Inc. (2)	Federated Equity Income Fund, Inc.(2)	Federated Equity Management Company of Pennsylvania
Investment Objective: Capital appreciation.
Federated Kaufmann Fund	Federated Kaufmann Fund	Federated Equity Management Company of Pennsylvania
Investment Objective: Capital appreciation.
JPMorgan Trust II – Class A Shares
JPMorgan Multi-Cap Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund	J.P. Morgan Investment Management, Inc.
Investment Objective: Long-term capital preservation and growth.
JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Growth Fund	J.P. Morgan Investment Management, Inc.
Investment Objective: Long-term capital growth.
Janus Investment Fund - Class A Shares
Janus Enterprise Fund	Janus Enterprise Fund	Janus Capital Management LLC
Investment Objective: Long-term growth of capital.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Janus Forty Fund	Janus Forty Fund	Janus Capital Management LLC
Investment Objective: Long-term growth of capital.
Lord Abbett Affiliated Fund, Inc. - Class A Shares		Lord, Abbett & Co. LLC
Investment Objective: Long-term growth of capital and income.
Lord Abbett Bond-Debenture Fund, Inc. - Class A Shares		Lord, Abbett & Co. LLC
Investment Objective: High current income.
Lord Abbett Mid Cap Stock Fund, Inc. - Class A Shares		Lord, Abbett & Co. LLC
Investment Objective: Capital appreciation.
The Managers Funds - Investor Class
Managers Cadence Capital Appreciation Fund	Managers Cadence Capital Appreciation Fund	Managers Investment Group LLC
Investment Objective: Growth of capital.
Oppenheimer Capital Appreciation Fund - Class A Shares		OppenheimerFunds, Inc.
Investment Objective: Capital appreciation.
Oppenheimer Main Street Funds®, Inc. - Class A Shares
Oppenheimer Main Street Fund®	Oppenheimer Main Street Fund®	OppenheimerFunds, Inc.
Investment Objective: High total return.
Oppenheimer Main Street Small- & Mid-Cap Fund® - Class A Shares		OppenheimerFunds, Inc.
Investment Objective: Capital appreciation.
PIMCO Funds - Class A Shares
PIMCO CommodityRealReturn Strategy Fund®	PIMCO CommodityRealReturn Strategy Fund®	Pacific Investment Management Company LLC
Investment Objective: Maximum real return.
PIMCO Low Duration Fund	PIMCO Low Duration Fund	Pacific Investment Management Company LLC
Investment Objective: Maximum total return with preservation of capital.
PIMCO Real Return Fund	PIMCO Real Return Fund	Pacific Investment Management Company LLC
Investment Objective: Maximum real return with preservation of capital.
PIMCO Total Return Fund	PIMCO Total Return Fund	Pacific Investment Management Company LLC
Investment Objective: Maximum total return with preservation of capital.
Pioneer Emerging Markets Fund - Class A Shares		Pioneer Investment Management, Inc.
Investment Objective: Long-term growth of capital.
Pioneer Fund - Class A Shares		Pioneer Investment Management, Inc.
Investment Objective: Reasonable income and capital growth.
Pioneer Growth Opportunities Fund - Class A Shares		Pioneer Investment Management, Inc.
Investment Objective: Growth of capital.
Pioneer High Yield Fund - Class A Shares		Pioneer Investment Management, Inc.
Investment Objective: Maximize total return through a combination of income and capital appreciation.
Pioneer Real Estate Shares Fund - Class A Shares		Pioneer Investment Management, Inc.
Investment Objective: Long-term growth of capital, current income is secondary.
Ready Assets Prime Money Fund		BlackRock Advisors, LLC
Investment Objective: Preservation of capital.
Templeton Funds - Class A Shares
Templeton Foreign Fund	Templeton Foreign Fund	Templeton Global Advisors Limited
Investment Objective: Long-term capital growth.

	SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Templeton Growth Fund, Inc. - Class A Shares
	Templeton Growth Fund, Inc	Templeton Growth Fund, Inc	Templeton Global Advisors Limited
Investment Objective: Long-term capital growth.
Transamerica Funds - Class A Shares
	TA Diversified Equity	Transamerica Diversified Equity	Transamerica Asset Management, Inc.
Investment Objective: Maximize long-term growth.
	TA Flexible Income	Transamerica Flexible Income	Transamerica Asset Management, Inc.
Investment Objective: Provide high total return.
	TA Growth Opportunities	Transamerica Growth Opportunities	Transamerica Asset Management, Inc.
Investment Objective: Capital appreciation.
	TA Small/Mid Cap Value	Transamerica Small/Mid Cap Value	Transamerica Asset Management, Inc.
Investment Objective: Maximize total return.

1.	BlackRock S&P 500 Index Fund under BlackRock Index Funds, Inc. trust reorganized into BlackRock S&P 500 Stock Fund, under BlackRock Funds III.
2.	Federated Capital Appreciation Fund reorganized into Federated Equity Income Fund, Inc.

Additional Information:

1.	The following subaccounts were closed to new investments on May 1, 2007:
American Century Capital Portfolios, Inc. – A Class Shares
	Equity Income Fund	Equity Income Fund	American Century Investment Management, Inc.
Investment Objective: Current income and capital appreciation as a secondary objective.
American Century Mutual Funds, Inc. – A Class Shares
	Ultra® Fund	Ultra® Fund	American Century Investment Management, Inc.
Investment Objective: Long-term capital growth.
BlackRock Funds II - Investor A Shares
	BlackRock Low Duration Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRockAdvisors, LLC
Investment Objective: Maximize total return.
	BlackRock Global SmallCap Fund, Inc. - Investor A Shares		BlackRockAdvisors, LLC
Investment Objective: Long-term growth of capital.
BlackRock Index Funds, Inc. - Investor A Shares
	BlackRock International Index Fund	BlackRock International Index Fund	BlackRockAdvisors, LLC
Investment Objective: Match the performance of the MSCI EAFE Index.
	BlackRock Small Cap Index Fund	BlackRock Small Cap Index Fund	BlackRockAdvisors, LLC
Investment Objective: Match the performance of the Russell 2000 Index.
Fidelity Advisor Funds - Class A Shares
	Fidelity Advisor® Equity Growth Fund	Fidelity Advisor® Equity Growth Fund	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

	SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
2.	The following subaccount was closed to new investments on November 9, 2007:
Allianz Funds – Class A Shares
	AllianzGI NFJ Mid-Cap Value Fund	AllianzGI NFJ Mid-Cap Value Fund	Allianz Global Investors Fund Management LLC
Investment Objective: Long-term growth of capital and income.

3.	The following subaccount was closed to new investments on March 28, 2008:
	Cohen & Steers Realty Income Fund, Inc. – Class A Shares		Cohen & Steers Capital Management, Inc.
Investment Objective: Total return.

4.	Effective close of business on or about December 31, 2010, the following subaccounts will be closed to new investments:
American Funds® – Class F-1 Shares
	EuroPacific Growth Fund®	EuroPacific Growth Fund®	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital.
	The Bond Fund of AmericaSM	The Bond Fund of AmericaSM	Capital Research and Management CompanySM
Investment Objective: High level of current income.
	The Growth Fund of America®	The Growth Fund of America®	Capital Research and Management CompanySM
Investment Objective: Growth of capital.
	The Income Fund of America®	The Income Fund of America®	Capital Research and Management CompanySM
Investment Objective: Current income and secondarily capital growth.
	The Investment Company of America®	The Investment Company of America®	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital and income.

5.	The following subaccount will be closed to new investments on July 31, 2011:
Allianz Funds – Class A Shares
	AllianzGI NFJ Small-Cap Value Fund	AllianzGI NFJ Small-Cap Value Fund	Allianz Global Investors Fund Management LLC
Investment Objective: Long-term growth of capital and income.

6.	The following subaccount is only available to owners that held an investment in this subaccount on February 24, 2012. However, if any such owner surrenders all of his or her money from this subaccount after close of business February 24, 2012, that owner may not reinvest in this subaccount.
Delaware Group Equity Funds IV- Class A Shares
	Delaware Smid Cap Growth Fund	Delaware Smid Cap Growth Fund	Delaware Management Company
Investment Objective: Long-term capital appreciation.

Appendix B – Example of Bonus Payment and Recapture

Example: You purchased a Merrill Lynch Investor Choice Annuity® XC Class Contract with an initial premium of $400,000 on May 10, 2009. You make a withdrawal (including any applicable surrender charge (SC)) of $155,000 on July 5, 2010 and pay a subsequent premium of $200,000 on August 1, 2010. Your bonus amounts paid and recaptured, based on hypothetical account values and transactions, are illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account. There is, of course, no assurance that the Separate Account will experience positive investment performance. This example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate bonus amounts paid and recaptured, see “Features and Benefits of the Contract – Bonus Payment and Recapture.”

							Bonus Amount Subject to Recapture
		Transactions		Bonus Amounts		Account Value
Date		Prem.	Withdr.	Paid	Recaptured
5/10/2009	The contract is issued	$400,000		$18,000		$418,000	$18,000
	Premium Allocated to Tier 1 = $125,000
	Premium Allocated to Tier 2 = $275,000
	Bonus 1 = (.045 x $125,000) + (.045 x $275,000) = $5,625 + $12,375 = $18,000
	Bonus 1 Subj. to Recapture = Bonus Recapture Percentage (BRP)Year 1 x Bonus 1 = 100% x $18,000 = $18,000

5/10/2010	First contract anniversary					$428,000	$11,700
	Assume account value increased by $10,000 due to positive investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700

7/5/2010	Owner takes a $155,000 withdrawal		$155,000		$3,540	$273,160	$8,160
	Assume account value increased by $3,700 due to positive investment performance.
	Bonus 1 Subj. to Recapture Before Withdrawal = BRP Year 2 x Bonus 1 = 65% x $18,000 = $11,700
	Gain = account value Before Withdrawal — Bonus Amounts Subj. to Recapture — Remaining Premiums = $431,700 — $11,700 — $400,000 = $20,000
	Free Withdrawal Amount = Greater of 10% Premium or Gain = Max ($40,000, $20,000) = $40,000
	Prem 1 Withdrawn = Withdrawal — Gain = $155,000 — $20,000 = $135,000
	Prem 1 Withdrawn without SC = Free-Out — Gain = $40,000 — $20,000 = $20,000
	Bonus 1 Recapture Ratio = Prem 1 Withdrawn Subj. to SC/Prem 1 Remaining Immediately Prior = ($135,000 — $20,000)/($400,000 — $20,000) = $115,000/$380,000 = ..3026
	Bonus 1 Recaptured = Bonus 1 Subj. to Recapture x Bonus 1 Recapture Ratio = $11,700 x .3026 = $3,540
	Bonus 1 Subj. to Recapture After Withdrawal = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $3,540/65%) = $8,160

8/1/2010	Owner puts in $200,000 additional premium	$200,000		$10,000		$459,385	$18,160
	Assume account value decreased by $23,775 due to negative investment performance.
	Premium Allocated to Tier 2 = $100,000
	Premium Allocated to Tier 3 = $100,000
	Bonus 2 = (.045 x $100,000) + (.055 x $100,000) = $10,000
	Bonus 2 Subj. to Recapture = BRP Year 1 x Bonus 2 = 100% x $10,000 = $10,000
	Bonus 1 Subj. to Recapture = BRP Year 2 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 65% x ($18,000 — $3,540/65%) = $8,160

5/10/2011	Second contract anniversary					$454,385	$13,766
	Assume account value decreased by $5,000 due to negative investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 3 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 30% x ($18,000 — $3,540/65%) = $3,766
	Bonus 2 Subj. to Recapture = BRP Year 1 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 100% x ($10,000 — $0) = $10,000

5/10/2012	Third contract anniversary					$479,385	$6,500
	Assume account value increased by $25,000 due to positive investment performance.
	Bonus 1 Subj. to Recapture = BRP Year 4 x (Bonus 1 — Recaptured Amount/BRP at time of recapture) = 0% x ($18,000 — $3,540/65%) = $0
	Bonus 2 Subj. to Recapture = BRP Year 2 x (Bonus 2 — Recaptured Amount/BRP at time of recapture) = 65% x ($10,000 — $0) = $6,500

Appendix C – Example of Maximum Anniversary Value GMDB

Example: Assume that you were under age 76 at issue. You paid an initial premium of $100,000 on May 10, 2009 and a subsequent premium of $10,000 on June 28, 2010. You also made withdrawals (including any applicable surrender charge) of $5,000 on August 3, 2010 and $40,000 on September 22, 2010. Your death benefit, based on hypothetical account values and transactions, and selection of the Maximum Anniversary Value (“MAV”) GMDB option, is illustrated below. This example assumes hypothetical positive and negative investment performance of the Separate Account, as indicated, to demonstrate the calculation of the death benefit when the MAV GMDB is selected. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges. For a detailed explanation of how we calculate the death benefit see “GMDB Base – Maximum Anniversary Value.”

		Transactions		(A) GMDB	(B) Account
Date		Prem.	Withdr.	MAV Base	Value	Death Benefit
5/10/2009	The contract is issued	$100,000		$100,000	$100,000	$100,000 (maximum of (A),(B))
	5/10/09 anniversary value = Initial Premium on 5/10/09 = $100,000
	GMDB MAV Base = greatest of anniversary values = $100,000

5/10/2010	First contract anniversary			$110,000	$110,000	$110,000 (maximum of (A),(B))
	Assume account value increased by $10,000 due to positive investment performance.
	5/10/10 anniversary value = account value on 5/10/10 = $110,000
	GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $110,000

6/28/2010	Owner puts in $10,000 additional premium	$10,000		$120,000	$114,000	$120,000 (maximum of (A),(B))
	Assume account value decreased by $6,000 due to negative investment performance.
	5/10/10 anniversary value = anniversary value before premium + additional premium = $110,000 + $10,000 = $120,000
	GMDB MAV Base = greatest of anniversary values = 5/10/09 anniversary value = $120,000

8/3/2010	Owner takes a $5,000 withdrawal		$5,000	$114,000	$95,000	$114,000 (maximum of (A),(B))
	Assume account value decreased by $14,000 due to negative investment performance.
	Adjusted withdrawal = withdrawal x (GMDB MAV Base before withdrawal) (account value before withdrawal)
	= $5,000 x ($120,000/$100,000)
	= $6,000
	5/10/10 anniversary value = 5/10/10 anniversary value before w/d — adjusted withdrawal
	= $120,000 — $6,000 = $114,000
	GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $114,000

9/22/2010	Owner takes a $40,000 withdrawal		$40,000	$76,000	$80,000	$80,000 (maximum of (A),(B))
	Assume account value increased by $25,000 due to positive investment performance.
	Adjusted withdrawal = withdrawal x (GMDB MAV Base before withdrawal) (account value before withdrawal)
	= $40,000 x ($114,000/$120,000)
	= $38,000
	5/10/10 anniversary value = 5/10/10 anniversary value before — adjusted withdrawal
	= $114,000 — $38,000 = $76,000
	GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $76,000

5/10/2011	Second contract anniversary			$76,000	$70,000	$76,000 (maximum of (A),(B))
	Assume account value decreased by $10,000 due to negative investment performance.
	5/10/10 anniversary value = $76,000
	5/10/11 anniversary value = account value on 5/10/11 = $70,000
	GMDB MAV Base = greatest of anniversary values = 5/10/10 anniversary value = $76,000

Appendix D – Example of GMIB

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no investment in Restricted Subaccounts, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchases a Merrill Lynch Investor Choice Annuity® (B Class) Contract with the GMIB, and makes an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB Rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$265,330	$24,516
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB charges previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

APPENDIX E – Example of GMWB

Example: You purchased a Merrill Lynch Investor Choice Annuity® B Class contract with an initial premium of $100,000 on May 10, 2009 at the age of 72. You selected the Guaranteed Minimum Withdrawal Benefit rider. You make your first withdrawal on June 15, 2012 at the age of 75 and continue to take withdrawals each Contract Year as shown below. Your Guaranteed Lifetime Amount (GLA) and GMWB Base, based on hypothetical account values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

		Transactions		Account Value	GMWB Base		GLA Remaining
Date		Prem.	Withdr.			GLA
5/10/2009	The Contract is issued	$100,000		$100,000	$100,000	$5,500	$5,500
	The Lifetime Income Percentage is 5.5% if a withdrawal were to be taken.
5/10/2012	Third contract anniversary			$120,000	$120,000	$7,200	$7,200
	Assume account value increased by $20,000 due to positive investment performance and that this is the highest anniversary value since issue. The Lifetime Income Percentage is now 6.0% since You are age 75 and You have not taken any previous withdrawals.
6/15/2012	Owner takes a $7,200 withdrawal		$7,200	$103,000	$120,000	$7,200	$—
	Assume account value decreased by $9,800 to $110,200 due to negative investment performance. No adjustments apply since withdrawals have not exceeded the GLA during the contract year.
9/14/2012	Owner takes a $35,000 withdrawal		$35,000	$65,000	$65,000	$—	$—
	Assume account value decreased by $3,000 to $100,000 due to negative investment performance. The previous withdrawal equaled the GLA so entire withdrawal is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x (GMWB Base before the excess withdrawal) (account value before the excess withdrawal)
	= ($35,000) x ($120,000 /$100,000) = $35,000 x (6/5)
	= $42,000
	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)
	= Min ($120,000 — $42,000, $65,000) = $65,000
5/10/2013	Fourth contract anniversary			$66,000	$65,000	$3,900	$3,900
	Assume account value increased by $1,000 to $66,000 due to positive investment performance.
	Since this is not a 3rd Contract Anniversary, the GMWB Base is not reset to the higher value.
11/25/2013	Owner takes a $39,900 withdrawal		$39,900	$16,000	$16,000	$3,900	$—
	Assume account value decreased by $10,100 to $55,900 due to negative investment performance.
	No previous w/ds have been taken during the contract year so $36,000 is an excess withdrawal.
	Adj. Excess w/d = Excess w/d x (GMWB Base before the excess withdrawal) (account value before the excess withdrawal)
	= $36,000 x ($65,000 /($55,900 — $3,900) ) = $36,000 x (5/4)
	= $45,000
	GMWB Base = Min (GMWB Base prior less Adj. Excess w/d, account value after excess w/d)
	= Min ($65,000 — $45,000, $55,900 — $39,900)
	= Min ($20,000, $16,000) = $16,000
5/10/2021	Twelfth contract anniversary — Owner requests a $800 withdrawal		$800	$ —	*GMWB RIDER TERMINATED*
	Assume withdrawals equal to the GLA have been taken each contract year and the Automatic Step-Up has not changed the GMWB Base. Assume account value has decreased by $15,200 to $800 due to withdrawals and negative investment performance.
	You receive the remaining $800 of account value and the Company pays You an additional $160. The GMWB Rider and Base Contract terminate. Lifetime monthly payments of $960 /12 = $80 are established with an Annuity Date of 5/10/2023.

Appendix F – GMIB and GMWB Investment Categories

GMIB and GMWB Investment Category	Subaccounts
Large Cap	BlackRock Basic Value, BlackRock Capital Appreciation, BlackRock Large Cap Core, BlackRock Large Cap Growth, BlackRock Large Cap Value, BlackRock S&P 500 Stock, Invesco Value Opportunities, AllianceBernstein Value, Managers Cadence Capital Appreciation, Davis New York Venture, Dreyfus Appreciation, Federated Equity Income Fund, Inc., Lord Abbett Affiliated, Marsico Growth Fund, Oppenheimer Capital Appreciation, AllianzGI NFJ Divided Value, Eaton Vance Large-Cap Value, Janus Forty Fund, Oppenheimer Main Street, Pioneer Fund, TA Diversified Equity, Invesco Comstock
Mid Cap	Invesco Mid Cap Core Equity, Federated Kaufmann, Lord Abbett Mid Cap Stock Fund, Janus Enterprise Fund, Columbia Mid Cap Growth, TA Growth Opportunities
Small Cap	BlackRock Value Opportunities, AllianceBernstein DiscoveryValue, Columbia Acorn USA, Oppenheimer Main Street Small - & Mid-Cap, Pioneer Growth Opportunities Fund, JPMorgan Small Cap Growth, TA Small/Mid Cap Value
International	Templeton Foreign, Templeton Growth, Pioneer Emerging Markets, AllianceBernstein International Value, BlackRock International Fund, Columbia Acorn International, BlackRock Global Opportunities Portfolio
Balanced	BlackRock Global Allocation Fund
Money Market	Ready Assets Prime Money Fund
Fixed Income	BlackRock Total Return, BlackRock U.S. Government Bond Portfolio, BlackRock High Yield Bond Portfolio, Eaton Vance Floating-Rate, Lord Abbett Bond-Debenture, PIMCO Real Return, PIMCO Total Return, Pioneer High Yield, PIMCO Low Duration, TA Flexible Income
Alternative	Cohen & Steers Realty Income, JPMorgan Multi-Cap Market Neutral, PIMCO CommodityRealReturn® Strategy, Pioneer Real Estate Shares

Appendix G – GMWB Tax Examples

The following examples illustrate how we intend to tax report a $5,000 payment received by you at various stages under a Contract with a GMWB benefit. Assume the Guaranteed Lifetime Amount is also $5,000. It should be noted that all taxable amounts received under your Contract will be treated as ordinary income. Please note that the tax consequences associated with payments received in accordance with the GMWB are unclear and a tax advisor should be consulted.

(1)	Before annuity payments begin, earnings (or gains) come out first from the Contract and are taxable as ordinary income. Thus, if taken as a pre-annuity date withdrawal, the entire $5,000 payment will consist of taxable earnings until the account value is reduced to an amount below the greater of (i) the investment in the Contract (generally equal to the total premium payments); or (ii) the $5,000 Guaranteed Lifetime Amount.

(2)	Over time, as withdrawals are made from the Contract, the account value may be reduced to zero, but the GMWB benefit still guarantees that $5,000 will be paid each year. The tax treatment of a $5,000 withdrawal may differ as the account value approaches and reaches zero:

Example 1

Year during which account value goes to zero

Assume the account value is $500. $500 of the withdrawal will be from the account value and $4,500 will be part of the GMWB benefit. If the investment in the Contract at the time of payment is $1,000, we will report $4,000 as taxable gain and we will reduce the investment in Contract to zero. Investment in the Contract after the payment equals zero.

Years after account value goes to zero

Full amount of the $5,000 payment is taxed as gain, because investment in the Contract is now zero.

Example 2

Year during which account value goes to zero

Assuming again an account value of $500, $500 of the withdrawal will be taken from the account value and $4,500 will be paid to you as part of the GMWB benefit. If investment in the Contract at the time of payment is $15,000, we will report the entire $5,000 payment as a nontaxable return of premiums, because investment in the Contract is greater than both the guaranteed lifetime payment and the account value. Investment in the Contract immediately after the payment would be reduced by the full amount of the nontaxable payment received by you, to $10,000.

Years after account value goes to zero

Assume the expected return under the Contract is $91,000 ($5,000 each year times the life expectancy of the covered person). The exclusion ratio for the annual $5,000 guaranteed lifetime payments will be 11 percent (which is calculated by dividing the investment in the Contract of $10,000 by the expected return of $91,000). Thus, $4,450 will be reported as taxable income and $550 may be excluded from each annual payment of $5000 until the entire $10,000 investment in the Contract is recovered. After the entire investment in the Contract is recovered, the full amount of each guaranteed lifetime payment will be taxable.

APPENDIX H — Example of RMD Calculations under the GMWB

Example: You purchased a Merrill Lynch Investor Choice Annuity® B Class contract with an initial premium of $100,000 on June 1, 2009. You selected the GMWB rider covering two lives and immediately took your first withdrawal and elected to take RMD withdrawals from your contract as shown below. The younger spouse (in this case, the joint annuitant) is age 60 at issue. Values associated with your GMWB rider, based on hypothetical Account Values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

Date		Transactions		Account		Guaranteed Lifetime	Remaining Guaranteed Lifetime Amount in Contract	Excess Withdrawal
		Prem.	Withdr.	Value	GMWB Base	Amount	Year	Amount
6/1/2009	The Contract is issued and the owner takes a $3,000 withdrawal	$100,000	$3,000	$97,000	$100,000	$5,000	$2,000	$ —
	The Lifetime Income Percentage is 5.0%.
1/1/2010	Enter 2011 tax year			$97,000	$100,000	$5,000	$2,000
	Assume no change in Account Value and the RMD amount for the 2011 tax year is determined to be $5,500 (based on IRA owner’s age and sex).
3/1/2010	Service Center notified $5,000 withdrawal will be taken for RMD purposes		$5,000	$92,000	$96,907	$5,000	$ —	$3,000
	Assume Account Value decreased by $5,000 as a result of withdrawal. Cumulative withdrawals during the contract year = $3,000 + $5,000 = $8,000. Since cumulative withdrawals during the contract year exceeds the GLA amount of $5,000, the $3,000 withdrawal will be treated as an adjusted withdrawal and the GMWB base will be adjusted as follow:
	Adjusted Withdrawal = Excess withdrawal × (GMWB Base before withdrawal)
	(Account Value before the withdrawal)
	= ($3,000) × ($100,000 /$97,000) = $3,093
	GMWB Base = GMWB Base (prior to withdrawal) — Adj.Withdrawal
	= $100,000 — $3,093 = $96,907
6/1/2010	Contract anniversary			$92,000	$96,907	$4,845	$4,845
	Assume no change in Account Value.
9/1/2010	No Activity			$92,000	$96,907	$4,845	$4,845

APPENDIX I — Example of RMD Calculations under the GMWB

Example: You purchased a Merrill Lynch Investor Choice Annuity® B Class contract with an initial premium of $100,000 on June 1, 2009. You selected the GMWB rider covering two lives and immediately took your first withdrawal and elected to take RMD withdrawals from your contract as shown below. The younger spouse (in this case, the joint annuitant) is age 60 at issue. Values associated with your GMWB rider, based on hypothetical Account Values and transactions, are illustrated below. For a detailed explanation of how we calculate the GMWB Base and GMWB Charge, see “Guaranteed Minimum Withdrawal Benefit.”

Date		Transactions		Account		Guaranteed Lifetime	Remaining Guaranteed Lifetime Amount in Contract	Excess Withdrawal
		Prem.	Withdr.	Value	GMWB Base	Amount	Year	Amount
6/1/2009	The Contract is issued and the owner takes a $3,000 withdrawal	$100,000	$3,000	$97,000	$100,000	$5,000	$2,000	$—
	The Lifetime Income Percentage is 5.0%.
1/1/2010	Enter 2011 tax year			$97,000	$100,000	$5,000	$2,000
	Assume no change in Account Value and the RMD amount for the 2011 tax year is determined to be $6,000 (based on IRA owner’s age and sex).
06/01/2010	Contract anniversary			$97,000	$100,000	$5,000	$5,000	$—
	Assume no change in Account Value.					(additional $1,000 will be permitted for RMD)
9/1/2010	Service Center notified $6,000 withdrawal will be taken for RMD purposes		$5,000	$91,000	$100,000	$5,000	$ —	$—
	Assume Account Value decreased by $6,000 as a result of withdrawal. Cumulative withdrawals during the contract year = $6,000. Since cumulative withdrawals during the contract year is equal to the RMD amount, the $6,000 withdrawal will not reduce the GMWB Base.					(additional $1,000 will be permitted for RMD)
6/1/2011	Contract anniversary			$91,000	$100,000	$5,000	$5,000